
                                                                  EXHIBIT 10.04

                                                                  EXECUTION COPY
================================================================================

                          VERITAS SOFTWARE CORPORATION

                  0.25% CONVERTIBLE SUBORDINATED NOTES DUE 2013

                              --------------------

                                    INDENTURE

                           DATED AS OF AUGUST 1, 2003

                              --------------------

                         U.S. BANK NATIONAL ASSOCIATION
                                   AS TRUSTEE

================================================================================

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                                TABLE OF CONTENTS

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ARTICLE 1 DEFINITIONS AND INCORPORATION BY REFERENCE.............................................     1
         SECTION 1.1.          DEFINITIONS.......................................................     1
         SECTION 1.2.          OTHER DEFINITIONS.................................................     7
         SECTION 1.3.          TRUST INDENTURE ACT PROVISIONS....................................     8
         SECTION 1.4.          RULES OF CONSTRUCTION.............................................     9

ARTICLE 2 THE SECURITIES.........................................................................     9
         SECTION 2.1.          FORM AND DATING...................................................     9
         SECTION 2.2.          EXECUTION AND AUTHENTICATION......................................    11
         SECTION 2.3.          REGISTRAR, PAYING AGENT AND CONVERSION AGENT......................    12
         SECTION 2.4.          PAYING AGENT TO HOLD MONEY IN TRUST...............................    12
         SECTION 2.5.          SECURITYHOLDER LISTS..............................................    13
         SECTION 2.6.          TRANSFER AND EXCHANGE.............................................    13
         SECTION 2.7.          REPLACEMENT SECURITIES............................................    14
         SECTION 2.8.          OUTSTANDING SECURITIES............................................    15
         SECTION 2.9.          TREASURY SECURITIES...............................................    15
         SECTION 2.10.         TEMPORARY SECURITIES..............................................    15
         SECTION 2.11.         CANCELLATION......................................................    15
         SECTION 2.12.         LEGEND; ADDITIONAL TRANSFER AND EXCHANGE REQUIREMENTS.............    16
         SECTION 2.13.         CUSIP NUMBERS.....................................................    19

ARTICLE 3 REDEMPTIONS AND REPURCHASES............................................................    19
         SECTION 3.1.          RIGHT TO REDEEM; NOTICE TO TRUSTEE................................    19
         SECTION 3.2.          SELECTION OF SECURITIES TO BE REDEEMED............................    19
         SECTION 3.3.          NOTICE OF REDEMPTION..............................................    20
         SECTION 3.4.          EFFECT OF NOTICE OF REDEMPTION....................................    21
         SECTION 3.5.          DEPOSIT OF REDEMPTION PRICE.......................................    21
         SECTION 3.6.          SECURITIES REDEEMED IN PART.......................................    21
         SECTION 3.7.          CONVERSION ARRANGEMENT ON CALL FOR REDEMPTION.....................    21
         SECTION 3.8.          REPURCHASE OF SECURITIES BY THE COMPANY AT OPTION OF THE
                               HOLDER............................................................    22
         SECTION 3.9.          REPURCHASE OF SECURITIES AT OPTION OF THE HOLDER UPON
                               FUNDAMENTAL CHANGE................................................    23
         SECTION 3.10.         THE COMPANY'S RIGHT TO ELECT MANNER OF PAYMENT OF
                               FUNDAMENTAL CHANGE REPURCHASE PRICE...............................    27
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         SECTION 3.11.         EFFECTS OF REPURCHASE NOTICE AND FUNDAMENTAL CHANGE
                               REPURCHASE NOTICE.................................................    29
         SECTION 3.12.         DEPOSIT OF REPURCHASE PRICE AND FUNDAMENTAL CHANGE
                               REPURCHASE PRICE..................................................    30
         SECTION 3.13.         SECURITIES REPURCHASED IN PART....................................    31
         SECTION 3.14.         COVENANT TO COMPLY WITH SECURITIES LAWS UPON REPURCHASE OF
                               SECURITIES........................................................    31
         SECTION 3.15.         REPAYMENT TO THE COMPANY..........................................    32

ARTICLE 4 CONVERSION.............................................................................    32
         SECTION 4.1.          CONVERSION PRIVILEGE..............................................    32
         SECTION 4.2.          CONVERSION PROCEDURE..............................................    35
         SECTION 4.3.          FRACTIONAL SHARES.................................................    36
         SECTION 4.4.          TAXES ON CONVERSION...............................................    36
         SECTION 4.5.          COMPANY TO PROVIDE STOCK..........................................    37
         SECTION 4.6.          ADJUSTMENT OF CONVERSION RATE.....................................    37
         SECTION 4.7.          NO ADJUSTMENT.....................................................    42
         SECTION 4.8.          ADJUSTMENT FOR TAX PURPOSES.......................................    42
         SECTION 4.9.          NOTICE OF ADJUSTMENT..............................................    43
         SECTION 4.10.         NOTICE OF CERTAIN TRANSACTIONS....................................    43
         SECTION 4.11.         EFFECT OF RECLASSIFICATION, CONSOLIDATION, MERGER OR SALE ON
                               CONVERSION PRIVILEGE..............................................    43
         SECTION 4.12.         TRUSTEE'S DISCLAIMER..............................................    44
         SECTION 4.13.         VOLUNTARY INCREASE................................................    44
         SECTION 4.14.         CASH CONVERSION OPTION............................................    45
         SECTION 4.15.         COMPANY DETERMINATION FINAL.......................................    46

ARTICLE 5 SUBORDINATION..........................................................................    46
         SECTION 5.1.          AGREEMENT OF SUBORDINATION........................................    46
         SECTION 5.2.          PAYMENTS TO HOLDERS...............................................    46
         SECTION 5.3.          SUBROGATION OF SECURITIES.........................................    49
         SECTION 5.4.          AUTHORIZATION TO EFFECT SUBORDINATION.............................    50
         SECTION 5.5.          NOTICE TO TRUSTEE.................................................    50
         SECTION 5.6.          TRUSTEE'S RELATION TO SENIOR INDEBTEDNESS.........................    51
         SECTION 5.7.          NO IMPAIRMENT OF SUBORDINATION....................................    51
         SECTION 5.8.          CERTAIN CONVERSIONS DEEMED PAYMENT................................    52
         SECTION 5.9.          ARTICLE APPLICABLE TO PAYING AGENTS...............................    52
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         SECTION 5.10.         SENIOR INDEBTEDNESS ENTITLED TO RELY..............................    52

ARTICLE 6 COVENANTS..............................................................................    52
         SECTION 6.1.          PAYMENT OF SECURITIES.............................................    52
         SECTION 6.2.          SEC REPORTS.......................................................    53
         SECTION 6.3.          COMPLIANCE CERTIFICATES...........................................    53
         SECTION 6.4.          FURTHER INSTRUMENTS AND ACTS......................................    54
         SECTION 6.5.          MAINTENANCE OF CORPORATE EXISTENCE................................    54
         SECTION 6.6.          RULE 144A INFORMATION REQUIREMENT.................................    54
         SECTION 6.7.          STAY, EXTENSION AND USURY LAWS....................................    54
         SECTION 6.8.          PAYMENT OF ADDITIONAL INTEREST....................................    55

ARTICLE 7 CONSOLIDATION, MERGER, CONVEYANCE, TRANSFER OR LEASE...................................    55
         SECTION 7.1.          COMPANY MAY CONSOLIDATE, ETC, ONLY ON CERTAIN TERMS...............    55
         SECTION 7.2.          SUCCESSOR SUBSTITUTED.............................................    56

ARTICLE 8 DEFAULT AND REMEDIES...................................................................    56
         SECTION 8.1.          EVENTS OF DEFAULT.................................................    56
         SECTION 8.2.          ACCELERATION......................................................    57
         SECTION 8.3.          OTHER REMEDIES....................................................    58
         SECTION 8.4.          WAIVER OF DEFAULTS AND EVENTS OF DEFAULT..........................    58
         SECTION 8.5.          CONTROL BY MAJORITY...............................................    58
         SECTION 8.6.          LIMITATIONS ON SUITS..............................................    58
         SECTION 8.7.          RIGHTS OF HOLDERS TO RECEIVE PAYMENT AND TO CONVERT...............    59
         SECTION 8.8.          COLLECTION SUIT BY TRUSTEE........................................    59
         SECTION 8.9.          TRUSTEE MAY FILE PROOFS OF CLAIM..................................    59
         SECTION 8.10.         PRIORITIES........................................................    60
         SECTION 8.11.         UNDERTAKING FOR COSTS.............................................    60

ARTICLE 9 TRUSTEE................................................................................    61
         SECTION 9.1.          DUTIES OF TRUSTEE.................................................    61
         SECTION 9.2.          RIGHTS OF TRUSTEE.................................................    62
         SECTION 9.3.          INDIVIDUAL RIGHTS OF TRUSTEE......................................    63
         SECTION 9.4.          TRUSTEE'S DISCLAIMER..............................................    63
         SECTION 9.5.          NOTICE OF DEFAULT OR EVENTS OF DEFAULT............................    63
         SECTION 9.6.          REPORTS BY TRUSTEE TO HOLDERS.....................................    63
         SECTION 9.7.          COMPENSATION AND INDEMNITY........................................    64
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         SECTION 9.8.          REPLACEMENT OF TRUSTEE............................................    64
         SECTION 9.9.          SUCCESSOR TRUSTEE BY MERGER, ETC..................................    65
         SECTION 9.10.         ELIGIBILITY; DISQUALIFICATION.....................................    65
         SECTION 9.11.         PREFERENTIAL COLLECTION OF CLAIMS AGAINST COMPANY.................    66

ARTICLE 10 SATISFACTION AND DISCHARGE OF INDENTURE...............................................    66
         SECTION 10.1.         SATISFACTION AND DISCHARGE OF INDENTURE...........................    66
         SECTION 10.2.         APPLICATION OF TRUST MONEY........................................    67
         SECTION 10.3.         REPAYMENT TO COMPANY..............................................    67
         SECTION 10.4.         REINSTATEMENT.....................................................    67

ARTICLE 11 AMENDMENTS, SUPPLEMENTS AND WAIVERS...................................................    68
         SECTION 11.1.         WITHOUT CONSENT OF HOLDERS........................................    68
         SECTION 11.2.         WITH CONSENT OF HOLDERS...........................................    68
         SECTION 11.3.         COMPLIANCE WITH TRUST INDENTURE ACT...............................    70
         SECTION 11.4.         REVOCATION AND EFFECT OF CONSENTS.................................    70
         SECTION 11.5.         NOTATION ON OR EXCHANGE OF SECURITIES.............................    70
         SECTION 11.6.         TRUSTEE TO SIGN AMENDMENTS, ETC...................................    70
         SECTION 11.7.         EFFECT OF SUPPLEMENTAL INDENTURES.................................    71

ARTICLE 12 MISCELLANEOUS.........................................................................    71
         SECTION 12.1.         TRUST INDENTURE ACT CONTROLS......................................    71
         SECTION 12.2.         NOTICES...........................................................    71
         SECTION 12.3.         COMMUNICATIONS BY HOLDERS WITH OTHER HOLDERS......................    72
         SECTION 12.4.         CERTIFICATE AND OPINION AS TO CONDITIONS PRECEDENT................    72
         SECTION 12.5.         RECORD DATE FOR VOTE OR CONSENT OF SECURITYHOLDERS................    73
         SECTION 12.6.         RULES BY TRUSTEE, PAYING AGENT, REGISTRAR AND CONVERSION
                               AGENT.............................................................    73
         SECTION 12.7.         LEGAL HOLIDAYS....................................................    73
         SECTION 12.8.         GOVERNING LAW.....................................................    73
         SECTION 12.9.         NO ADVERSE INTERPRETATION OF OTHER AGREEMENTS.....................    74
         SECTION 12.10.        NO RECOURSE AGAINST OTHERS........................................    74
         SECTION 12.11.        SUCCESSORS........................................................    74
         SECTION 12.12.        MULTIPLE COUNTERPARTS.............................................    74
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         SECTION 12.13.        SEPARABILITY......................................................    74
         SECTION 12.14.        TABLE OF CONTENTS, HEADINGS, ETC..................................    74

                             CROSS-REFERENCE TABLE*

  TIA                                                                                          INDENTURE
SECTION                                                                                         SECTION
-------                                                                                      --------------
Section     310(a)(1).................................................................            9.10
            (a)(2)....................................................................            9.10
            (a)(3)....................................................................           N.A.**
            (a)(4)....................................................................            N.A.
            (a)(5)....................................................................            9.10
            (b).......................................................................          9.8; 9.10
            (c).......................................................................            N.A.
Section     311(a)....................................................................            9.11
            (b).......................................................................            9.11
            (c).......................................................................            N.A.
Section     312(a)....................................................................             2.5
            (b).......................................................................            12.3
            (c).......................................................................            12.3
Section     313(a)....................................................................             9.6
            (b)(1)....................................................................            N.A.
            (b)(2)....................................................................             9.6
            (c).......................................................................          9.6; 12.2
            (d).......................................................................             9.6
Section     314(a)....................................................................       6.2; 6.4; 12.2
            (b).......................................................................            N.A.
            (c)(1)....................................................................           12.4(a)
            (c)(2)....................................................................           12.4(a)
            (c)(3)....................................................................            N.A.
            (d).......................................................................            N.A.
            (e).......................................................................           12.4(b)
            (f).......................................................................            N.A.
Section     315(a)....................................................................           9.1(b)
            (b).......................................................................          9.5; 12.2
            (c).......................................................................           9.1(a)
            (d).......................................................................           9.1(c)
            (e).......................................................................            8.11
Section     316(a)(last sentence).....................................................             2.9
            (a)(1)(A).................................................................             8.5
            (a)(1)(B).................................................................             8.4
            (a)(2)....................................................................            N.A.
            (b).......................................................................             8.7
            (c).......................................................................            12.5
Section     317(a)(1).................................................................             8.8
            (a)(2)....................................................................             8.9
            (b).......................................................................             2.4

---------------
* This Cross-Reference Table shall not, for any purpose, be deemed a part of this Indenture.

**       N.A. means Not Applicable.

         THIS INDENTURE dated as of August 1, 2003 is between VERITAS Software Corporation, a corporation duly organized under the laws of the State of Delaware (the "Company"), and U.S. Bank National Association, a national banking association organized and existing under the laws of the United States, as Trustee (the "Trustee").

         In consideration of the premises and the purchase of the Securities by the Holders thereof, both parties agree as follows for the benefit of the other and for the equal and ratable benefit of the registered Holders of the Company's 0.25% Convertible Subordinated Notes due 2013.

                                   ARTICLE 1
                   DEFINITIONS AND INCORPORATION BY REFERENCE

         SECTION 1.1.      DEFINITIONS.

         "Additional Interest" has the meaning specified in paragraph 2 of the Security.

         "Affiliate" means, with respect to any specified person, any other person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified person. For the purposes of this definition, "control" when used with respect to any person means the power to direct the management and policies of such person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

         "Agent" means any Registrar, Paying Agent or Conversion Agent.

         "Applicable Procedures" means, with respect to any transfer or exchange of beneficial ownership interests in a Global Security, the rules and procedures of the Depositary, in each case to the extent applicable to such transfer or exchange.

         "Applicable Stock" means (i) the Common Stock or (ii) in the event of a merger, consolidation or other similar transaction involving the Company that is otherwise permitted hereunder in which the Company is not the surviving corporation, the common stock, common equity interests, ordinary shares or depositary shares or other certificates representing common equity interests of such surviving corporation or its direct or indirect parent corporation.

         "Board of Directors" means either the board of directors of the Company or any committee of the Board of Directors authorized to act for it with respect to this Indenture.

         "Business Day" means each day that is not a Legal Holiday.

         "Capital Stock" of any Person means any and all shares, interests, rights to purchase, warrants, options, participations or other equivalents of or interests in (however designated) equity of such Person, but excluding any debt securities convertible into such equity.

         "Cash" or "cash" means such coin or currency of the United States as at any time of payment is legal tender for the payment of public and private debts.

         "Certificated Security" means a Security that is in substantially the form attached hereto as Exhibit A and that does not include the information or the schedule called for by footnotes 1, 3 and 4 thereof.

         "Closing Price" of a share of Applicable Stock on any date means the last reported per share sale price (or if no last sale price is reported, the average of the bid and the ask prices or, if more than one in either case, the average of the average bid and average ask prices) on such date as reported in composite transactions for the principal U.S. securities exchange on which the Applicable Stock is then listed or, if the Applicable Stock is not listed on a U.S. national or regional securities exchange, as reported by the National Association of Securities Dealers Automated Quotation System or, if such Applicable Stock is not quoted on the National Association of Securities Dealers Automated Quotation System, as reported on the principal other market on which the Applicable Stock is then traded. In the absence of such quotations, the Board of Directors will make a good faith determination of the Closing Price.

         "Common Stock" means the common stock of the Company, $0.001 par value, as it exists on the date of this Indenture and any shares of any class or classes of capital stock of the Company resulting from any reclassification or reclassifications thereof and which have no preference in respect of dividends or of amounts payable in the event of any voluntary or involuntary liquidation, dissolution or winding-up of the Company and which are not subject to redemption by the Company; provided, however, that if at any time there shall be more than one such resulting class, the shares of each such class then so issuable on conversion of Securities shall be substantially in the proportion which the total number of shares of such class resulting from all such reclassifications bears to the total number of shares of all such classes resulting from all such reclassifications.

         "Company" means the party named as such in the first paragraph of this Indenture until a successor replaces it pursuant to the applicable provisions of this Indenture, and thereafter "Company" shall mean such successor Company.

         "Conversion Period" means the period from and including the eleventh Trading Day in a fiscal quarter up to but not including the eleventh Trading Day of the following fiscal quarter.

         "Conversion Rate" has the meaning specified in the Securities.

         "Conversion Settlement Date" means the Business Day immediately following the final day of the Cash Settlement Averaging Period.

         "Conversion Value" of the Securities on any date means the product of
(a) the Closing Price of the Common Stock on such date and (b) the applicable Conversion Rate.

          "Corporate Trust Office" means the office of the Trustee at which at any particular time the trust created by this Indenture shall be administered which office at the date of the execution of this

Indenture is located at 633 West Fifth Street, 24th Floor, Los Angeles, California 90071, Attention: Corporate Trust Services (VERITAS Software Corporation -- 0.25% Convertible Subordinated Notes Due 2013) or at any other time at such other address as the Trustee may designate from time to time by notice to the Company.

         "Default" or "default" means, when used with respect to the Securities, any event which is or, after notice or passage of time or both, would be an Event of Default.

         "Designated Senior Indebtedness" means (i) any particular Senior Indebtedness of the Company in which the instrument creating or evidencing the same or the assumption or guarantee thereof (or any related agreements or documents to which the Company is a party) expressly provides that such Senior Indebtedness shall be "Designated Senior Indebtedness" for purposes of this Indenture (provided that such instrument, agreement or other document creating or evidencing the indebtedness may place limitations and conditions on the right of such Senior Indebtedness to exercise the rights of Designated Senior Indebtedness) and (ii) the Company's synthetic lease arrangements that constitute "Indebtedness" pursuant to clause (c)(ii) of the definition thereof. If any payment made to any holder of any Designated Senior Indebtedness or its Representative with respect to such Designated Senior Indebtedness is rescinded or must otherwise be returned by such holder or Representative upon the insolvency, bankruptcy or reorganization of the Company or otherwise, the reinstated Indebtedness of the Company arising as a result of such rescission or return shall constitute Designated Senior Indebtedness effective as of the date of such rescission or return.

         "Exchange Act" means the Securities and Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder, as in effect from time to time.

         "Final Maturity Date" means August 1, 2013.

         "GAAP" means generally accepted accounting principles in the United States of America as in effect as of the date of this Indenture, including those set forth in (1) the opinions and pronouncements of the Accounting Principles Board of the American Institute of Certified Public Accountants, (2) the statements and pronouncements of the Financial Accounting Standards Board, (3) such other statements by such other entity as approved by a significant segment of the accounting profession and (4) the rules and regulations of the SEC governing the inclusion of financial statements (including pro forma financial statements) in registration statements filed under the Securities Act and periodic reports required to be filed pursuant to Section 13 of the Exchange Act, including opinions and pronouncements in staff accounting bulletins and similar written statements from the accounting staff of the SEC.

         "Global Security" means a permanent Global Security that is in substantially the form attached hereto as Exhibit A and that includes the information and schedule called for by footnotes 1, 2, 3 and 4 thereof and which is deposited with the Depositary or its custodian and registered in the name of the Depositary or its nominee.

         "Holder" or "Securityholder" means the person in whose name a Security is registered on the Primary Registrar's books.

         "Indebtedness" means, with respect to any Person, without duplication,
(a) all indebtedness, obligations and other liabilities (contingent or otherwise) of such Person (i) for borrowed money (including obligations of such Person in respect of overdrafts, foreign exchange contracts, currency exchange agreements, interest rate protection agreements, and any loans or advances from banks, whether or not evidenced by notes or similar instruments) or (ii) evidenced by credit or loan agreements, bonds, debentures, notes or similar instruments (whether or not the recourse of the lender is to the whole of the assets of such Person or to only a portion thereof) (other than any accounts payable or other accrued current liability or obligation incurred in the ordinary course of business in connection with the obtaining of materials or services), (b) all reimbursement obligations and other liabilities (contingent or otherwise) of such Person with respect to letters of credit, bank guarantees or bankers' acceptances, (c) all obligations and liabilities (contingent or otherwise) of such Person (i) in respect of leases of such Person required, in conformity with GAAP, to be accounted for as capitalized lease obligations on the balance sheet of such Person (as determined by the Company) or (ii) under any lease or related document (including a purchase agreement, conditional sale or other title retention agreement) in connection with the lease of real property or improvements thereon (or any personal property included as part of any such lease) which provides that such Person is contractually obligated to purchase or cause a third party to purchase the leased property or pay an agreed upon residual value of the leased property to the lessor (whether or not such lease transaction is characterized as an operating lease or a capitalized lease in accordance with GAAP), including the obligations of such Person to purchase or cause a third party to purchase such leased property or to pay such agreed upon residual value, (d) all obligations (contingent or otherwise) of such Person with respect to any interest rate or other swap, cap, floor or collar agreement, hedge agreement, forward contract, or other similar instrument or agreement or foreign currency hedge, exchange, purchase or similar instrument or agreement; (e) all direct or indirect guaranties, agreements to be jointly liable or similar agreements by such Person in respect of, and obligations or liabilities of such Person to purchase or otherwise acquire or otherwise assure a creditor against loss in respect of, indebtedness, obligations or liabilities of another Person of the kind described in clauses (a) through (d), and (f) any and all deferrals, renewals, extensions, refinancings and refundings of, or amendments, modifications or supplements to, any indebtedness, obligation or liability of the kind described in clauses (a) through (e).

         "Indenture" means this Indenture as amended or supplemented from time to time pursuant to the terms of this Indenture.

         "Initial Purchasers" means Goldman, Sachs & Co., ABN AMRO Rothschild LLC and McDonald Investments Inc.

         "Officer" means the Chairman or any Co-Chairman of the Board, any Vice Chairman of the Board, the Chief Executive Officer, the President, any Vice President, the Chief Financial Officer, the Controller, the Secretary or any Assistant Controller or Assistant Secretary of the Company.

         "Officers' Certificate" means a certificate signed by two Officers; provided, however, that for purposes of Sections 4.11 and 6.3, "Officers' Certificate" means a certificate signed by the principal executive officer, principal financial officer or principal accounting officer of the Company and by one other Officer.

         "Opinion of Counsel" means a written opinion from legal counsel. The counsel may be an employee of or counsel to the relevant Person.

         "Person" or "person" means any individual, corporation, partnership, limited liability company, joint venture, association, joint-stock company, trust, unincorporated organization, government or any agency or political subdivision thereof or any other entity.

         "Principal" or "principal" of a debt security, including the Securities, means the principal of the security plus, when appropriate, the premium, if any, on the security.

         "Redemption Date" when used with respect to any Security to be redeemed, means the date fixed for such redemption pursuant to this Indenture.

         "Redemption Price" when used with respect to any Security to be redeemed, means the price fixed for such redemption pursuant to this Indenture, as set forth in the form of Security annexed as Exhibit A hereto.

         "Registration Rights Agreement" means the Registration Rights Agreement dated, as of August 1, 2003, among the Company and the Initial Purchasers.

         "Representative" means the (a) indenture trustee or other trustee, agent or representative for any Senior Indebtedness or (b) with respect to any Senior Indebtedness that does not have any such trustee, agent or other representative, (i) in the case of such Senior Indebtedness issued pursuant to an agreement providing for voting arrangements as among the holders or owners of such Senior Indebtedness, any holder or owner of such Senior Indebtedness acting with the consent of the required persons necessary to bind such holders or owners of such Senior Indebtedness and (ii) in the case of all other such Senior Indebtedness, the holder or owner of such Senior Indebtedness.

         "Rule 144" means Rule 144 under the Securities Act or any successor to such Rule.

         "Rule 144A" means Rule 144A under the Securities Act or any successor to such Rule.

         "SEC" means the Securities and Exchange Commission.

         "Securities" means the 0.25% Convertible Subordinated Notes due 2013 or any of them (each, a "Security"), as amended or supplemented from time to time, that are issued under this Indenture.

         "Securities Act" means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder, as in effect from time to time.

         "Securities Custodian" means the Trustee, as custodian with respect to the Securities in global form, or any successor thereto.

         "Senior Indebtedness" means the principal of, premium, if any, interest (including all interest accruing subsequent to the commencement of any bankruptcy or similar proceeding, whether or not a claim for post-petition interest is allowed as a claim in any such proceeding) and rent payable on or in connection with, and all fees, costs, expenses and other amounts accrued or due on or in connection with, Indebtedness of the Company, whether secured or unsecured, absolute or contingent, due or to become due, outstanding on the date of this Indenture or thereafter created, incurred, assumed, guaranteed or in effect guaranteed by the Company (including all deferrals, renewals, extensions or refundings of, or amendments, modifications or supplements to, the foregoing), unless in the case of any particular Indebtedness the instrument creating or evidencing the same or the assumption or guarantee thereof expressly provides that such Indebtedness shall not be senior in right of payment to the Securities or expressly provides that such Indebtedness is "pari passu" or "junior" to the Securities. Notwithstanding the foregoing, the term Senior Indebtedness shall not include (i) any Indebtedness of the Company to any Subsidiary of the Company (other than Indebtedness of the Company to such Subsidiary arising by reason of guarantees by the Company of Indebtedness of such Subsidiary to a Person that is not a Subsidiary of the Company); (ii) the Securities; (iii) Indebtedness of or amounts owed by the Company for purchases from trade creditors arising in the ordinary course of business, (iv) the Company's 5.25% Convertible Subordinated Notes due 2004 and (v) the Company's 1.856% Convertible Subordinated Notes due 2006. If any payment made to any holder of any Senior Indebtedness or its Representative with respect to such Senior Indebtedness is rescinded or must otherwise be returned by such holder or Representative upon the insolvency, bankruptcy or reorganization of the Company or otherwise, the reinstated Indebtedness of the Company arising as a result of such rescission or return shall constitute Senior Indebtedness effective as of the date of such rescission or return.

         "Subsidiary" means, in respect of any Person, any corporation, association, partnership or other business entity of which more than 50% of the total voting power of shares of Capital Stock or other interests (including partnership interests) entitled (without regard to the occurrence of any contingency) to vote in the election of directors, managers, general partners or trustees thereof is at the time owned or controlled, directly or indirectly, by
(i) such Person; (ii) such Person and one or more Subsidiaries of such Person; or (iii) one or more Subsidiaries of such Person.

         "TIA" means the Trust Indenture Act of 1939, as amended, and the rules and regulations thereunder as in effect on the date of this Indenture, except as provided in Section 11.3, and except to the extent any amendment to the Trust Indenture Act expressly provides for application of the Trust Indenture Act as in effect on another date.

         "Trading Day" means, with respect to any security, each Monday, Tuesday, Wednesday, Thursday and Friday, other than any day on which securities are not generally traded on the principal exchange or market in which such security is traded.

         "Trading Price" of a Security on any date means the average of the secondary market bid quotations per Security obtained by the Trustee for $10,000,000 principal amount of the Securities at approximately 3:30 p.m., New York City time, on such determination date from two independent nationally recognized securities dealers the Company selects, which may include any of the Initial

Purchasers; provided that if at least two bids cannot reasonably be obtained by the Trustee, but one such bid can reasonably be obtained by the Trustee, that one bid shall be used. If the Trustee cannot reasonably obtain at least one bid for $10,000,000 principal amount of the Securities from a nationally recognized securities dealer, or in the Company's reasonable judgment, the bid quotations are not indicative of the secondary market value of the Securities, then the Trading Price per Security will be deemed to be less than 95% of the Conversion Value of the Securities on such determination Date; provided that the Trustee shall not determine the Trading Price unless requested to do so by the Company; and provided, further, that the Company shall have no obligation to make such a request unless a Holder provides the Company with reasonable evidence that the Trading Price of a Security for a five (5) consecutive Trading-Day period may be less than 95% of the average Conversion Values for the Securities during such period; and at which time, the Company shall instruct the Trustee to determine the Trading Price for the Securities for the past five (5) consecutive Trading-Day period to determine whether the Securities are convertible pursuant to Section 4.1(c).

         "Transfer Restricted Security" means a Security required to bear the restricted legend set forth in the form of Security set forth in Exhibit A of this Indenture.

         "Trustee" means the party named as such in the first paragraph of this Indenture until a successor replaces it in accordance with the provisions of this Indenture, and thereafter means the successor.

         "Trust Officer" means, with respect to the Trustee, any officer assigned to the Corporate Trust Office, and also, with respect to a particular matter, any other officer to whom such matter is referred because of such officer's knowledge of and familiarity with the particular subject.

          "Vice President" when used with respect to the Company or the Trustee, means any vice president, whether or not designated by a number or a word or words added before or after the title "vice president."

         SECTION 1.2.      OTHER DEFINITIONS.

                                       TERM                                                  DEFINED IN SECTION
-------------------------------------------------------------------------------------        ------------------
"Agent Members"......................................................................               2.1(b)
"Bankruptcy Law".....................................................................               8.1
"Cash Amount"........................................................................               4.14(a)
"Cash Settlement Averaging Period"...................................................               4.14(a)
"Cash Settlement Notice Period"......................................................               4.14(a)
"Closing Price"......................................................................               4.6(d)
"Company Order"......................................................................               2.2
"Conversion Agent"...................................................................               2.3
"Conversion Date"....................................................................               4.2
"Conversion Obligation"..............................................................               4.1
"Conversion Price"...................................................................               4.1

                                       TERM                                                  DEFINED IN SECTION
-------------------------------------------------------------------------------------        ------------------
"Conversion Rate"....................................................................               4.1
"Conversion Retraction Period".......................................................               4.14(a)
"Conversion Settlement Distribution".................................................               4.14(a)
"Current Market Price"...............................................................               4.6(d)
"Custodian"..........................................................................               8.1
"DTC"................................................................................               2.1
"Depositary".........................................................................               2.1
"Determination Date".................................................................               4.6(c)
"Event of Default"...................................................................               8.1
"Expiration Date"....................................................................               4.6(c)
"Expiration Time"....................................................................               4.6(c)
"Final Notice Date"..................................................................               4.14(a)
"Fundamental Change".................................................................               3.2(a)
"Fundamental Change Company Notice"..................................................               3.2(b)
"Fundamental Change Repurchase Date".................................................               3.2(a)
"Fundamental Change Repurchase Notice"...............................................               3.2(c)
"Fundamental Change Repurchase Price"................................................               3.2(a)
"Legal Holiday"......................................................................               12.7
"Legend" ............................................................................               2.12
"Notice of Conversion"...............................................................               4.2
"Paying Agent".......................................................................               2.3
"Payment Blockage Notice"............................................................               5.2
"Primary Registrar"..................................................................               2.3
"Purchase Agreement".................................................................               2.1
"Purchased Shares"...................................................................               4.6(c)
"QIB"................................................................................               2.1
"Registrar"..........................................................................               2.3
"Repurchase Date"....................................................................               3.8
"Repurchase Notice"..................................................................               3.8
"Repurchase Price"...................................................................               3.8
"Rights Plan" .......................................................................               4.6(c)
"Triggering Distribution"............................................................               4.6(c)
"Trigger Event" .....................................................................               4.6(c)

         SECTION 1.3.      TRUST INDENTURE ACT PROVISIONS.

         Whenever this Indenture refers to a provision of the TIA, that provision is incorporated by reference in and made a part of this Indenture. The Indenture shall also include those provisions of the TIA required to be included herein by the provisions of the Trust Indenture Reform Act of 1990. The following TIA terms used in this Indenture have the following meanings:

         "indenture securities" means the Securities;

         "indenture security holder" means a Securityholder;

         "indenture to be qualified" means this Indenture;

         "indenture trustee" or "institutional trustee" means the Trustee; and "obligor" on the indenture securities means the Company or any other obligor on the Securities.

         All other terms used in this Indenture that are defined in the TIA, defined by TIA reference to another statute or defined by any SEC rule and not otherwise defined herein have the meanings assigned to them therein.

         SECTION 1.4.      RULES OF CONSTRUCTION.

         Unless the context otherwise requires:

         (A)      a term has the meaning assigned to it;

         (B) an accounting term not otherwise defined has the meaning assigned to it in accordance with GAAP;

         (C) words in the singular include the plural, and words in the plural include the singular;

         (D)      provisions apply to successive events and transactions;

         (E) the term "merger" includes a statutory share exchange and the term "merged" has a correlative meaning;

         (F)      the masculine gender includes the feminine and the neuter;

         (G) references to agreements and other instruments include subsequent amendments thereto; and

         (H) "herein," "hereof" and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other subdivision.

                                   ARTICLE 2
                                 THE SECURITIES

         SECTION 2.1.      FORM AND DATING

         The Securities and the Trustee's certificate of authentication shall be substantially in the respective forms set forth in Exhibit A, which Exhibit is incorporated in and made part of this Indenture. The Securities may have notations, legends or endorsements required by law, stock exchange rule or usage. The Company shall provide any such notations, legends or endorsements to the Trustee in writing. Each Security shall be dated the date of its authentication. The Securities are being offered and sold by the Company pursuant to a Purchase Agreement, dated July 29, 2003 (the

"Purchase Agreement"), between the Company and the Initial Purchasers, in transactions exempt from, or not subject to, the registration requirements of the Securities Act.

         (a) Restricted Global Securities. All of the Securities are initially being offered and sold to qualified institutional buyers as defined in Rule 144A (collectively, "QIBs" or individually, each a "QIB") in reliance on Rule 144A under the Securities Act, shall be issued initially in the form of one or more Restricted Global Securities, which shall be deposited on behalf of the purchasers of the Securities represented thereby with the Trustee, at its Corporate Trust Office, as custodian for the depositary, The Depository Trust Company ("DTC") (such depositary, or any successor thereto, being hereinafter referred to as the "Depositary"), and registered in the name of its nominee, Cede & Co., duly executed by the Company and authenticated by the Trustee as hereinafter provided. The aggregate principal amount of the Restricted Global Securities may from time to time be increased or decreased by adjustments made on the records of the Securities Custodian as hereinafter provided, subject in each case to compliance with the Applicable Procedures.

         (b) Global Securities In General. Each Global Security shall represent such of the outstanding Securities as shall be specified therein and each shall provide that it shall represent the aggregate amount of outstanding Securities from time to time endorsed thereon and that the aggregate amount of outstanding Securities represented thereby may from time to time be reduced or increased, as appropriate, to reflect exchanges, repurchases or conversions of such Securities. Any adjustment of the aggregate principal amount of a Global Security to reflect the amount of any increase or decrease in the amount of outstanding Securities represented thereby shall be made by the Trustee in accordance with instructions given by the Holder thereof as required by Section
2.12 hereof and shall be made on the records of the Trustee and the Depositary.

         Members of, or participants in, the Depositary ("Agent Members") shall have no rights under this Indenture with respect to any Global Security held on their behalf by the Depositary or under the Global Security, and the Depositary (including, for this purpose, its nominee) may be treated by the Company, the Trustee and any agent of the Company or the Trustee as the absolute owner and Holder of such Global Security for all purposes whatsoever. Notwithstanding the foregoing, nothing herein shall (A) prevent the Company, the Trustee or any agent of the Company or the Trustee from giving effect to any written certification, proxy or other authorization furnished by the Depositary or (B) impair, as between the Depositary and its Agent Members, the operation of customary practices governing the exercise of the rights of a Holder of any Security.

         (c) Book Entry Provisions. The Company shall execute and the Trustee shall, in accordance with this Section 2.1(c), authenticate and deliver initially one or more Global Securities that (i) shall be registered in the name of the Depositary, (ii) shall be delivered by the Trustee to the Depositary or pursuant to the Depositary's instructions and (iii) shall bear legends substantially to the following effect:

"UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS

REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY (AND ANY PAYMENT HEREON IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN. THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE THEREOF. THIS SECURITY IS EXCHANGEABLE FOR SECURITIES REGISTERED IN THE NAME OF A PERSON OTHER THAN THE DEPOSITARY OR ITS NOMINEE ONLY IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE AND, UNLESS AND UNTIL IT IS EXCHANGED IN WHOLE OR IN PART FOR SECURITIES IN DEFINITIVE FORM, THIS SECURITY MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY OR BY THE DEPOSITARY OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITARY OR A NOMINEE OF SUCH SUCCESSOR DEPOSITARY."

         SECTION 2.2.      EXECUTION AND AUTHENTICATION.

         An Officer shall sign the Securities for the Company by manual or facsimile signature attested by the manual or facsimile signature of the Secretary or an Assistant Secretary of the Company. Typographic and other minor errors or defects in any such facsimile signature shall not affect the validity or enforceability of any Security which has been authenticated and delivered by the Trustee.

         If an Officer whose signature is on a Security no longer holds that office at the time the Trustee authenticates the Security, the Security shall be valid nevertheless.

         A Security shall not be valid until an authorized signatory of the Trustee manually signs the certificate of authentication on the Security. The signature shall be conclusive evidence that the Security has been authenticated under this Indenture.

         The Trustee shall authenticate and make available for delivery Securities for original issue in the aggregate principal amount of up to $500,000,000 (or up to $600,000,000 if the Initial Purchasers' over-allotment option set forth in the Purchase Agreement is exercised in full) upon receipt of a written order or orders of the Company signed by two Officers of the Company (a "Company Order"). The Company Order shall specify the amount of Securities to be authenticated, shall provide that all such Securities will be represented by a Restricted Global Security. The aggregate principal amount of Securities outstanding at any time may not exceed the amount set forth by this paragraph.

         The Trustee shall act as the initial authenticating agent. Thereafter, the Trustee may appoint an authenticating agent acceptable to the Company to authenticate Securities. An authenticating agent may authenticate Securities whenever the Trustee may do so. Each reference in this Indenture to authentication by the Trustee includes authentication by such agent. An authenticating agent shall have the same rights as an Agent to deal with the Company or an Affiliate of the Company.

         The Securities shall be issuable only in registered form without coupons and only in denominations of $1,000 principal amount and any integral multiple thereof.

         SECTION 2.3.      REGISTRAR, PAYING AGENT AND CONVERSION AGENT

         The Company shall maintain one or more offices or agencies where Securities may be presented for registration of transfer or for exchange (each, a "Registrar"), one or more offices or agencies where Securities may be presented for payment (each, a "Paying Agent"), one or more offices or agencies where Securities may be presented for conversion (each, a "Conversion Agent") and one or more offices or agencies where notices and demands to or upon the Company in respect of the Securities and this Indenture may be served. The Company will at all times maintain a Paying Agent, Conversion Agent, Registrar and an office or agency where notices and demands to or upon the Company in respect of the Securities and this Indenture may be served in the Borough of Manhattan, The City of New York. One of the Registrars (the "Primary Registrar") shall keep a register of the Securities and of their transfer and exchange.

         The Company shall enter into an appropriate agency agreement with any Agent not a party to this Indenture. The agreement shall implement the provisions of this Indenture that relate to such Agent. The Company shall notify the Trustee of the name and address of any Agent not a party to this Indenture. If the Company fails to maintain a Registrar, Paying Agent, Conversion Agent or agent for service of notices and demands in any place required by this Indenture, or fails to give the foregoing notice, the Trustee shall act as such. The Company or any Affiliate of the Company may act as Paying Agent (except for the purposes of Section 6.1 and Article 10).

         The Company hereby initially designates the Trustee as Paying Agent, Registrar, Custodian and Conversion Agent, and each of the Corporate Trust Office of the Trustee and the office or agency of the Trustee in the Borough of Manhattan, The City of New York (which shall initially be U.S. Bank Trust National Association, an Affiliate of the Trustee, as agent of the Trustee located at 100 Wall Street, Suite 1600, New York, NY 10005, Attention: Corporate Trust Services (VERITAS Software Corporation - 0.25% Convertible Subordinated Notes due 2013)), one such office or agency of the Company for each of the aforesaid purposes.

         SECTION 2.4.      PAYING AGENT TO HOLD MONEY IN TRUST.

         Prior to 11:00 a.m., New York City time, on each due date of the principal of or interest, if any, on any Securities, the Company shall deposit with a Paying Agent a sum sufficient to pay such principal or interest, if any, so becoming due. Subject to Section 5.2, a Paying Agent shall hold in trust for the benefit of Securityholders or the Trustee all money held by the Paying Agent for the payment of principal of or interest, if any, on the Securities, and shall notify the Trustee of any default by the Company (or any other obligor on the Securities) in making any such payment. If the Company or an Affiliate of the Company acts as Paying Agent, it shall, before 11:00 a.m., New York City time, on each due date of the principal of or interest on any Securities, segregate the money and hold it as a separate trust fund. The Company at any time may require a Paying Agent to pay all money held by it to the Trustee, and the Trustee may at any time during the continuance of any default, upon written request to a Paying Agent, require such Paying Agent to pay forthwith to the Trustee all sums so held in trust by such Paying Agent. Upon doing so, the Paying Agent (other than the Company) shall have no further liability for the money.

         SECTION 2.5.      SECURITYHOLDER LISTS.

         The Trustee shall preserve in as current a form as is reasonably practicable the most recent list available to it of the names and addresses of Securityholders. If the Trustee is not the Primary Registrar, the Company shall furnish to the Trustee on or before each semiannual interest payment date, and at such other times as the Trustee may request in writing, a list in such form and as of such date as the Trustee may reasonably require of the names and addresses of Securityholders.

         SECTION 2.6.      TRANSFER AND EXCHANGE.

         (a) Subject to compliance with any applicable additional requirements contained in Section 2.12, when a Security is presented to a Registrar with a request to register a transfer thereof or to exchange such Security for an equal principal amount of Securities of other authorized denominations, the Registrar shall register the transfer or make the exchange as requested; provided, however, that every Security presented or surrendered for registration of transfer or exchange shall be duly endorsed or accompanied by an assignment form in the form included as Exhibit A and, if applicable, a transfer certificate in the form included in Exhibit B, and in form satisfactory to the Registrar duly executed by the Holder thereof or its attorney duly authorized in writing. To permit registration of transfers and exchanges, upon surrender of any Security for registration of transfer or exchange at an office or agency maintained pursuant to Section 2.3, the Company shall execute and the Trustee shall authenticate Securities of a like aggregate principal amount at the Registrar's request. Any exchange or transfer shall be without charge, except that the Company or the Registrar may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto, and provided, that this sentence shall not apply to any exchange pursuant to Section 2.10, 2.12(a), 3.6, 3.13, 4.2 (sixth paragraph) or 11.5.

         Neither the Company, any Registrar nor the Trustee shall be required to exchange or register a transfer of any Securities or portions thereof in respect of which a Fundamental Change Repurchase Notice has been delivered and not withdrawn by the Holder thereof (except, in the case of the purchase of a Security in part, the portion thereof not to be purchased).

         All Securities issued upon any transfer or exchange of Securities shall be valid obligations of the Company, evidencing the same debt and entitled to the same benefits under this Indenture, as the Securities surrendered upon such transfer or exchange.

         (b) Any Registrar appointed pursuant to Section 2.3 hereof shall provide to the Trustee such information as the Trustee may reasonably require in connection with the delivery by such Registrar of Securities upon transfer or exchange of Securities.

         (c) Each Holder of a Security agrees to indemnify the Company and the Trustee against any liability that may result from the transfer, exchange or assignment of such Holder's Security in violation of any provision of this Indenture and/or applicable United States federal or state securities law.

         The Trustee shall have no obligation or duty to monitor, determine or inquire as to compliance with any restrictions on transfer imposed under this Indenture or under applicable law with respect to any transfer of any interest in any Security (including any transfers between or among Agent Members or other beneficial owners of interests in any Global Security) other than to require delivery of such certificates and other documentation or evidence as are expressly required by, and to do so if and when expressly required by the terms of, this Indenture, and to examine the same to determine substantial compliance as to form with the express requirements hereof.

         SECTION 2.7.      REPLACEMENT SECURITIES.

         If any mutilated Security is surrendered to the Company, a Registrar or the Trustee, or the Company, a Registrar and the Trustee receive evidence to their satisfaction of the destruction, loss or theft of any Security, and there is delivered to the Company, the applicable Registrar and the Trustee such security or indemnity as will be required by them to save each of them harmless, then, in the absence of notice to the Company, such Registrar or the Trustee that such Security has been acquired by a bona fide purchaser, the Company shall execute, and upon its written request the Trustee shall authenticate and deliver, in exchange for any such mutilated Security or in lieu of any such destroyed, lost or stolen Security, a new Security of like tenor and principal amount, bearing a number not contemporaneously outstanding.

         In case any such mutilated, destroyed, lost or stolen Security has become or is about to become due and payable, or is about to be redeemed or purchased by the Company pursuant to Article 3, the Company in its discretion may, instead of issuing a new Security, pay, redeem or purchase such Security, as the case may be.

         Upon the issuance of any new Securities under this Section 2.7, the Company may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other reasonable expenses (including the reasonable fees and expenses of the Trustee or the Registrar) in connection therewith.

         Every new Security issued pursuant to this Section 2.7 in lieu of any mutilated, destroyed, lost or stolen Security shall constitute an original additional contractual obligation of the Company, whether or not the mutilated, destroyed, lost or stolen Security shall be at any time enforceable by anyone, and shall be entitled to all benefits of this Indenture equally and proportionately with any and all other Securities duly issued hereunder.

         The provisions of this Section 2.7 are (to the extent lawful) exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities.

         SECTION 2.8.      OUTSTANDING SECURITIES.

         Securities outstanding at any time are all Securities authenticated by the Trustee, except for those canceled by it, those converted pursuant to
Article IV, those delivered to it for cancellation or surrendered for transfer or exchange and those described in this Section 2.8 as not outstanding.

         If a Security is replaced pursuant to Section 2.7, it ceases to be outstanding unless the Company receives proof satisfactory to it that the replaced Security is held by a bona fide purchaser.

         If a Paying Agent (other than the Company or an Affiliate of the Company) holds on a Fundamental Change Repurchase Date or the Final Maturity Date money sufficient to pay the principal of (including premium, if any) and accrued interest on Securities (or portions thereof) payable on that date, then on and after such Fundamental Change Repurchase Date or the final Maturity Date, as the case may be, such Securities (or portions thereof, as the case may be) shall cease to be outstanding and interest on them shall cease to accrue.

         Subject to the restrictions contained in Section 2.9, a Security does not cease to be outstanding because the Company or an Affiliate of the Company holds the Security.

         SECTION 2.9.      TREASURY SECURITIES.

         In determining whether the Holders of the required principal amount of Securities have concurred in any notice, direction, waiver or consent, Securities owned by the Company or any other obligor on the Securities or by any Affiliate of the Company or of such other obligor shall be disregarded, except that, for purposes of determining whether the Trustee shall be protected in relying on any such notice, direction, waiver or consent, only Securities which a Trust Officer of the Trustee actually knows are so owned shall be so disregarded. Securities so owned which have been pledged in good faith shall not be disregarded if the pledgee establishes to the satisfaction of the Trustee the pledgee's right so to act with respect to the Securities and that the pledgee is not the Company or any other obligor on the Securities or any Affiliate of the Company or of such other obligor.

         SECTION 2.10.     TEMPORARY SECURITIES.

         Until definitive Securities are ready for delivery, the Company may prepare and execute, and, upon receipt of a Company Order, the Trustee shall authenticate and deliver, temporary Securities. Temporary Securities shall be substantially in the form of definitive Securities but may have variations that the Company with the consent of the Trustee considers appropriate for temporary Securities. Without unreasonable delay, the Company shall prepare and the Trustee shall authenticate and deliver definitive Securities in exchange for temporary Securities.

         SECTION 2.11      CANCELLATION.

         The Company at any time may deliver Securities to the Trustee for cancellation. The Registrar, the Paying Agent and the Conversion Agent shall forward to the Trustee or its agent any

Securities surrendered to them for transfer, exchange, redemption, payment or conversion. The Trustee and no one else shall cancel, in accordance with its standard procedures, all Securities surrendered for transfer, exchange, redemption, payment, conversion or cancellation and shall deliver the canceled Securities to the Company. All Securities which are redeemed, purchased or otherwise acquired by the Company or any of its Subsidiaries prior to the Final Maturity Date shall be delivered to the Trustee for cancellation, and the Company may not hold or resell such Securities or issue any new Securities to replace any such Securities or any Securities that any Holder has converted pursuant to Article 4. Without limitation to the foregoing, any Securities acquired by any investment bankers or other purchasers pursuant to Section 3.7 shall be surrendered for conversion and thereafter cancelled, and may not be reoffered, sold or otherwise transferred.

         SECTION 2.12.     LEGEND; ADDITIONAL TRANSFER AND EXCHANGE
                           REQUIREMENTS.

         (a) If Securities are issued upon the transfer, exchange or replacement of Securities subject to restrictions on transfer and bearing the legends set forth on the forms of Securities attached hereto as Exhibit A (collectively, the "Legend"), or if a request is made to remove the Legend on a Security, the Securities so issued shall bear the Legend, or the Legend shall not be removed, as the case may be, unless there is delivered to the Company and the Registrar such satisfactory evidence, which shall include an opinion of counsel if requested by the Company or such Registrar, as may be reasonably required by the Company and the Registrar, that neither the Legend nor the restrictions on transfer set forth therein are required to ensure that transfers thereof comply with the provisions of Rule 144A or Rule 144 under the Securities Act or that such Securities are not "restricted" within the meaning of Rule 144 under the Securities Act; provided that no such evidence need be supplied in connection with the sale of such Security pursuant to a registration statement that is effective at the time of such sale. Upon (i) provision of such satisfactory evidence if requested, or (ii) notification by the Company to the Trustee and Registrar of the sale of such Security pursuant to a registration statement that is effective at the time of such sale, the Trustee, at the written direction of the Company, shall authenticate and deliver a Security that does not bear the Legend. If the Legend is removed from the face of a Security and the Security is subsequently held by an Affiliate of the Company, the Legend shall be reinstated.

         (b) A Global Security may not be transferred, in whole or in part, to any Person other than the Depositary or a nominee or any successor thereof, and no such transfer to any such other Person may be registered; provided that the foregoing shall not prohibit any transfer of a Security that is issued in exchange for a Global Security but is not itself a Global Security. No transfer of a Security to any Person shall be effective under this Indenture or the Securities unless and until such Security has been registered in the name of such Person. Notwithstanding any other provisions of this Indenture or the Securities, transfers of a Global Security, in whole or in part, shall be made only in accordance with this Section 2.12.

         (c) Subject to the succeeding paragraph, every Security shall be subject to the restrictions on transfer provided in the Legend other than a Restricted Global Security. Whenever any Transfer Restricted Security other than a Restricted Global Security is presented or surrendered for registration of transfer or for exchange for a Security registered in a name other than that of the Holder, such Security must be accompanied by a certificate in substantially the form set forth in Exhibit B, dated the date of such surrender and signed by the Holder of such Security, as to compliance with such restrictions on transfer. The Registrar shall not be required to accept for such registration of transfer or exchange any Security not so accompanied by a properly completed certificate.

         (d) The restrictions imposed by the Legend upon the transferability of any Security shall cease and terminate when such Security has been sold pursuant to an effective registration statement under the Securities Act or transferred in compliance with Rule 144 under the Securities Act (or any successor provision thereto) or, if earlier, upon the expiration of the holding period applicable to sales thereof under Rule 144(k) under the Securities Act (or any successor provision). Any Security as to which such restrictions on transfer shall have expired in accordance with their terms or shall have terminated may, upon a surrender of such Security for exchange to the Registrar in accordance with the provisions of this Section 2.12 (accompanied, in the event that such restrictions on transfer have terminated by reason of a transfer in compliance with Rule 144 or any successor provision, by, if requested, an opinion of counsel reasonably acceptable to the Company, addressed to the Company and in form acceptable to the Company, to the effect that the transfer of such Security has been made in compliance with Rule 144 or such successor provision), be exchanged for a new Security, of like tenor and aggregate principal amount, which shall not bear the restrictive Legend. The Company shall inform the Trustee of the effective date of any registration statement registering the Securities under the Securities Act. The Trustee shall not be liable for any action taken or omitted to be taken by it in good faith in accordance with the aforementioned opinion of counsel or registration statement.

         (e) As used in the preceding two paragraphs of this Section 2.12, the term "transfer" encompasses any sale, pledge, transfer, hypothecation or other disposition of any Security.

         (f) The provisions of clauses (i), (ii), (iii), (iv) and (v) below shall apply only to Global Securities:

                  (i) Notwithstanding any other provisions of this Indenture or the Securities, a Global Security shall not be exchanged in whole or in part for a Security registered in the name of any Person other than the Depositary or one or more nominees thereof, provided that a Global Security may be exchanged for Securities registered in the names of any person designated by the Depositary in the event that
         (A) the Depositary has notified the Company that it is unwilling or unable to continue as Depositary for such Global Security or such Depositary has ceased to be a "clearing agency" registered under the Exchange Act, and a successor Depositary is not appointed by the Company within 90 days, (B) the Company has provided the Depositary with written notice that it has decided to discontinue use of the system of book-entry transfer through the Depositary or any successor Depositary or (C) an Event of Default has occurred and is continuing with respect to the Securities. Any Global Security exchanged pursuant to clauses (A) or (B) above shall be so exchanged in whole and not in part, and any Global Security exchanged pursuant to clause (C) above may be exchanged in whole or from time to time in part as directed by the Depositary. Any Security issued in exchange for a Global Security or any portion thereof shall be a Global Security; provided that any such Security so issued that is registered in the name of a Person other than the Depositary or a nominee thereof shall not be a Global Security.

                  (ii) Securities issued in exchange for a Global Security or any portion thereof shall be issued in definitive, fully-registered book entry form, without interest coupons, shall have an aggregate principal amount equal to that of such Global Security or portion thereof to be so exchanged, shall be registered in such names and be in such authorized denominations as the Depositary shall designate and shall bear the applicable legends provided for herein. Any Global Security to be exchanged in whole shall be surrendered by the Depositary to the Trustee, as Registrar. With regard to any Global Security to be exchanged in part, either such Global Security shall be so surrendered for exchange or, if the Trustee is acting as custodian for the Depositary or its nominee with respect to such Global Security, the principal amount thereof shall be reduced, by an amount equal to the portion thereof to be so exchanged, by means of an appropriate adjustment made on the records of the Trustee. Upon any such surrender or adjustment, the Trustee shall authenticate and deliver the Security issuable on such exchange to or upon the order of the Depositary or an authorized representative thereof.

                  (iii) Subject to the provisions of clause (v) below, the registered Holder may grant proxies and otherwise authorize any Person, including Agent Members and persons that may hold interests through Agent Members, to take any action which a Holder is entitled to take under this Indenture or the Securities.

                  (iv) In the event of the occurrence of any of the events specified in clause (i) above, the Company will promptly make available to the Trustee a reasonable supply of Certificated Securities in definitive, fully registered form, without interest coupons.

                  (v) Neither Agent Members nor any other Persons on whose behalf Agent Members may act shall have any rights under this Indenture with respect to any Global Security registered in the name of the Depositary or any nominee thereof, or under any such Global Security, and the Depositary or such nominee, as the case may be, may be treated by the Company, the Trustee and any agent of the Company or the Trustee as the absolute owner and holder of such Global Security for all purposes whatsoever. Notwithstanding the foregoing, nothing herein shall prevent the Company, the Trustee or any agent of the Company or the Trustee from giving effect to any written certification, proxy or other authorization furnished by the Depositary or such nominee, as the case may be, or impair, as between the Depositary, its Agent Members and any other person on whose behalf an Agent Member may act, the operation of customary practices of such Persons governing the exercise of the rights of a holder of any Security.

         SECTION 2.13.     CUSIP NUMBERS.

         The Company in issuing the Securities may use one or more "CUSIP" numbers (if then generally in use), and, if so, the Trustee shall use "CUSIP" numbers in notices of repurchase as a convenience to Holders; provided that any such notice may state that no representation is made as to the correctness of such numbers either as printed on the Securities or as contained in any notice of a repurchase and that reliance may be placed only on the other identification numbers printed on the Securities, and any such repurchase shall not be affected by any defect in or omission of such numbers. The Company will promptly notify the Trustee of any change in the "CUSIP" numbers.

                                    ARTICLE 3
                           REDEMPTIONS AND REPURCHASES

         SECTION 3.1.      RIGHT TO REDEEM; NOTICE TO TRUSTEE.

         The Securities may be redeemed for cash at the election of the Company, as a whole or from time to time in part, at any time on or after August 5, 2006, at 100% of the principal amount thereof, together with accrued and unpaid interest, if any, up to, but not including, the Redemption Date; provided that if interest is payable on the Securities and the Redemption Date falls after an interest payment record date and on or before an interest payment date, then the interest will be payable to the Holders in whose name the Securities are registered at the close of business on the interest payment record date.

         If the Company elects to redeem Securities pursuant to this Section 3.1 and paragraph 6 of the Securities, it shall notify the Trustee at least 30 days prior to the Redemption Date as fixed by the Company (unless a shorter notice shall be satisfactory to the Trustee) of the Redemption Date and the principal amount of Securities to be redeemed. If fewer than all of the Securities are to be redeemed, the record date relating to such redemption shall be selected by the Company and given to the Trustee, which record date shall not be less than ten days after the date of notice to the Trustee.

         SECTION 3.2.      SELECTION OF SECURITIES TO BE REDEEMED.

         If less than all of the Securities are to be redeemed, unless the procedures of the Depositary provide otherwise, the Trustee shall, at least 20 days but not more than 60 days prior to the Redemption Date, select the Securities to be redeemed. The Trustee shall make the selection from the Securities outstanding and not previously called for redemption, by lot, or in its discretion, on a pro rata basis. Securities in denominations of $1,000 may only be redeemed in whole. The Trustee may select for redemption portions (equal to $1,000 or any integral multiple thereof) of the principal of Securities that have denominations larger than $1,000. Provisions of this Indenture that apply to Securities called for redemption also apply to portions of Securities called for redemption.

         If any Security selected for partial redemption is converted in part before termination of the conversion right with respect to the portion of the Security so selected, the converted portion of such Security shall be deemed to be the portion selected for redemption. Securities which have been converted during a selection of Securities to be redeemed shall be treated by the Trustee as outstanding for the purpose of such selection.

         SECTION 3.3.      NOTICE OF REDEMPTION.

         At least 20 days but not more than 60 days before a Redemption Date, the Company shall mail or cause to be mailed a notice of redemption to each Holder of Securities to be redeemed at such Holder's address as it appears on the Primary Registrar's books.

         The notice shall identify the Securities (including CUSIP numbers) to be redeemed and shall state:

         (1)      the Redemption Date;

         (2)      the Redemption Price;

         (3)      the then current Conversion Rate;

         (4)      the name and address of each Paying Agent and Conversion
Agent;

         (5) that Securities called for redemption must be presented and surrendered to a Paying Agent to collect the Redemption Price;

         (6) that Holders who wish to convert Securities must surrender such Securities for conversion no later than the close of business on the Business Day immediately preceding the Redemption Date and must satisfy the other requirements set forth in paragraph 8 of the Securities;

         (7) that, unless the Company defaults in making the payment of the Redemption Price, interest, if any, on Securities called for redemption shall cease accruing on and after the Redemption Date and the only remaining right of the Holder shall be to receive payment of the Redemption Price plus accrued interest, if any, upon presentation and surrender to a Paying Agent of the Securities; and

         (8) if any Security is being redeemed in part, the portion of the principal amount of such Security to be redeemed and that, after the Redemption Date, upon presentation and surrender of such Security, a new Security or Securities in aggregate principal amount equal to the unredeemed portion thereof will be issued.

         If any of the Securities to be redeemed is in the form of a Global Security, then the Company shall modify such notice to the extent necessary to accord with the procedures of the Depositary applicable to redemptions. At the Company's written request, which request shall (i) be irrevocable once given and
(ii) set forth all relevant information required by clauses (1) through (8) of the preceding paragraph, the Trustee shall give the notice of redemption in the Company's name and at the Company's expense.

         SECTION 3.4.      EFFECT OF NOTICE OF REDEMPTION.

         Once notice of redemption is mailed, Securities called for redemption become due and payable on the Redemption Date and at the Redemption Price stated in the notice, together with accrued interest, if any, except for Securities that are converted in accordance with the provisions of Article 4. Upon presentation and surrender to a Paying Agent, Securities called for redemption shall be paid at the Redemption Price, plus accrued interest, if any, up to but not including the Redemption Date; provided that if interest is payable on the Securities and the Redemption Date is an interest payment date, interest will be payable to the Holders in whose names the Securities are registered on the Redemption Date.

         SECTION 3.5.      DEPOSIT OF REDEMPTION PRICE.

         Prior to 11:00 a.m. New York City time, on the Redemption Date, the Company shall deposit with a Paying Agent (or, if the Company acts as Paying Agent, shall segregate and hold in trust) an amount of money (in immediately available funds if deposited on such Redemption Date) sufficient to pay the Redemption Price of and accrued interest, if any, on all Securities to be redeemed on that date, other than Securities or portions thereof called for redemption on that date which have been delivered by the Company to the Trustee for cancellation or have been converted. The Paying Agent shall as promptly as practicable return to the Company any money not required for that purpose because of the conversion of Securities pursuant to Article 4 or, if such money is then held by the Company in trust and is not required for such purpose, it shall be discharged from the trust.

         SECTION 3.6.      SECURITIES REDEEMED IN PART.

         Upon presentation and surrender of a Security that is redeemed in part, the Company shall execute and the Trustee shall authenticate and deliver to the Holder a new Security equal in principal amount to the unredeemed portion of the Security surrendered.

         SECTION 3.7.      CONVERSION ARRANGEMENT ON CALL FOR REDEMPTION.

         In connection with any redemption of Securities, the Company may arrange for the purchase and conversion of any Securities called for redemption by an agreement with one or more investment bankers or other purchasers to purchase such Securities by paying to a Paying Agent (other than the Company or any of its Affiliates) in trust for the Holders, on or before 11:00 a.m. New York City time on the Redemption Date, an amount that, together with any amounts deposited with such Paying Agent by the Company for the redemption of such Securities, is not less than the Redemption Price, together with interest, if any, accrued to, but not including, the Redemption Date, of such Securities. Notwithstanding anything to the contrary contained in this Article 3, the obligation of the Company to pay the Redemption Price of such Securities, including all accrued interest, shall be deemed to be satisfied and discharged to the extent such amount is so paid by such purchasers; provided, however, that nothing in this Section 3.7 shall relieve the Company of its obligation to pay the Redemption Price, plus accrued interest, if any, to but excluding the relevant Redemption Date, on Securities called for redemption. If such an agreement with one or more investment banks or other purchasers is entered into, any Securities called for redemption and not surrendered for conversion by the Holders thereof prior to the relevant Redemption Date may, at the option of the Company upon written notice to the Trustee, be deemed, to the fullest extent permitted by law, acquired by such purchasers from such Holders and (notwithstanding anything to the contrary contained in Article 4) surrendered by such purchasers for conversion, all as of 11:00 a.m. New York City time on the Redemption Date, subject to payment of the above amount as aforesaid. The Paying Agent shall hold and pay to the Holders whose Securities are selected for redemption any such amount paid to it for purchase in the same manner as it would money deposited with it by the Company for the redemption of Securities. Without the Paying Agent's prior written consent, no arrangement between the Company and such purchasers for the purchase and conversion of any Securities shall increase or otherwise affect any of the powers, duties, responsibilities or obligations of the Paying Agent as set forth in this Indenture, and the Company agrees to indemnify the Paying Agent from, and hold it harmless against, any loss, liability or expense arising out of or in connection with any such arrangement for the purchase and conversion of any Securities between the Company and such purchasers, including the costs and expenses incurred by the Paying Agent in the defense of any claim or liability arising out of or in connection with the exercise or performance of any of its powers, duties, responsibilities or obligations under this Indenture.

         SECTION 3.8. REPURCHASE OF SECURITIES BY THE COMPANY AT OPTION OF THE HOLDER.

         Securities shall be subject to repurchase by the Company pursuant to paragraph 9 of the Securities at the option of the Holder on August 1, 2006 and August 1, 2008 (each, a "Repurchase Date"), at a cash purchase price equal to 100% of the principal amount of those Securities plus accrued and unpaid interest, if any, up to, but not including, the Repurchase Date on such Repurchase Date (the "Repurchase Price"). Purchases of Securities by the Company hereunder shall be made, at the option of the Holder thereof, upon:

                  (i) delivery to the Paying Agent by the Holder of a written notice of repurchase (a "Repurchase Notice") during the period beginning at any time from the opening of business on the date that is 20 Business Days prior to the relevant Repurchase Date until the close of business on the Business Day immediately prior to such Repurchase Date stating:

                           (A) the certificate number of the Security which the Holder will deliver to be repurchased or the appropriate Depositary procedures if Certificated Securities have not been issued,

                           (B) the portion of the principal amount of the Security which the Holder will deliver to be repurchased, which portion must be in principal amounts of $1,000 or an integral multiple of $1,000,

                           (C) that such Security shall be repurchased by the Company as of the Repurchase Date pursuant to the terms and conditions specified in paragraph 9 of the Securities and in this Indenture, and

                  (ii) delivery of such Security to the Paying Agent at any time after delivery of the Repurchase Notice (together with all necessary endorsements) at the offices of the Paying Agent, such delivery being a condition to receipt by the Holder of the Repurchase Price therefor.

         A Holder may deliver any Repurchase Notice pursuant to this Section 3.8 by letter, overnight courier, hand delivery, facsimile transmission or in any other written form (and, in the case of Global Securities, may be delivered electronically or by other means in accordance with the Depositary's customary procedures) to any Paying Agent.

         The Company shall purchase from the Holder thereof, pursuant to this
Section 3.8, a portion of a Security, if the principal amount of such portion is $1,000 or an integral multiple of $1,000. Provisions of this Indenture that apply to the purchase of all of a Security also apply to the purchase of such portion of such Security.

         Notwithstanding anything herein to the contrary, any Holder delivering to the Paying Agent the Repurchase Notice contemplated by this Section 3.8 shall have the right to withdraw such Repurchase Notice at any time prior to the close of business on the Business Day immediately preceding the Repurchase Date by delivery of a written notice of withdrawal to the Paying Agent in accordance with Section 3.11.

         The Paying Agent shall promptly notify the Company of the receipt by it of any Repurchase Notice or written notice of withdrawal thereof.

         The Company is required to give notice of each Repurchase Date at least 20 Business Days prior to such Repurchase Date to each Holder at its address shown in the register of the Registrar (and to beneficial owners as required by applicable law) stating, among other things, the procedures that Holders must follow to require the Company to repurchase such Holder's Securities pursuant to
Section 3.8.

         SECTION 3.9. REPURCHASE OF SECURITIES AT OPTION OF THE HOLDER UPON FUNDAMENTAL CHANGE.

         (a)      General.

                  (i) If at any time prior to the Final Maturity Date there shall have occurred a Fundamental Change, Securities shall be purchased by the Company at the option of the Holder, in whole or in part, as of the date that is 30 days after the date of the mailing of the Fundamental Change Company Notice under Section 3.9(b) (the "Fundamental Change Repurchase Date") at a purchase price equal to 100% of the principal amount of the Securities to be repurchased plus accrued interest to, but excluding, the Fundamental Change Repurchase Date (the "Fundamental Change Repurchase Price"), subject to satisfaction by or on behalf of any Holder of the requirements set forth in Section 3.9(c).

                  (ii) Notwithstanding the foregoing provisions, the Company shall not be required to repurchase the Securities of the Holders pursuant to this Section 3.9 if the Closing Price per share of Applicable Stock for any five Trading Days within the period of 10 consecutive Trading Days ending immediately after the later of the Fundamental Change or the public announcement of the Fundamental Change equals or exceeds 105% of the Conversion Price of the Securities in effect on each of those five Trading Days.

         A "Fundamental Change" is any transaction or event (whether by means of an exchange offer, liquidation, tender offer, consolidation, merger, combination, reclassification, recapitalization, sale of all or substantially all of our assets or otherwise) in connection with which all or substantially all of the Applicable Stock is exchanged for, converted into, acquired for or constitutes solely the right to receive, consideration which is not all or substantially all shares of Applicable Stock that (i) are listed on, or immediately after the transaction or event will be listed on, a United States national securities exchange, or (ii) are approved, or immediately after the transaction or event will be approved, for quotation on the NASDAQ National Market or any similar United States system of automated dissemination of quotations of securities prices.

         (b) Notice of Fundamental Change. Within 30 days after the occurrence of a Fundamental Change, the Company shall mail a written notice of Fundamental Change (the "Fundamental Change Company Notice") by first-class mail to the Trustee and to each Holder (and to beneficial owners as required by applicable law). The notice shall include a form of Fundamental Change Repurchase Notice to be completed by the Securityholder and shall state:

                  (i) the events causing a Fundamental Change and the date of such Fundamental Change;

                  (ii) that the Holder has a right to require the Company to repurchase the Holder's Securities;

                  (iii) the date by which the Fundamental Change Repurchase Notice pursuant to this Section 3.9 must be delivered to the Paying Agent in order for a Holder to exercise the Fundamental Change repurchase right;

                  (iv)     the Fundamental Change Repurchase Date;

                  (v)      the Fundamental Change Repurchase Price;

                  (vi) whether the Fundamental Change Repurchase Price will be paid in cash or shares of Applicable Stock, or a combination thereof and, in the case of a combination, the percentage of each;

                  (vii) if the Company elects to pay the Fundamental Change Repurchase Price in shares of Applicable Stock or a combination of cash and shares of Applicable Stock, that the number of shares of Applicable Stock each Holder will receive will equal the quotient obtained by dividing the amount of the Fundamental Change Repurchase Price to be paid in shares of Applicable Stock by 97.5% of the average if the Closing Price of the Applicable Stock for the 5 Trading Days immediately preceding the second Business Day immediately preceding the Fundamental Change Repurchase Date;

                  (viii) if the Company elects to pay the Fundamental Change Repurchase Price in shares of Applicable Stock or a combination of cash and shares of Applicable Stock, the method of calculating the Closing Price of the shares of Applicable Stock;

                  (ix) that because the Closing Price of the shares of Applicable Stock will be determined prior to the Fundamental Change Repurchase Date, Holders of the Securities will bear the market risk that the shares of Applicable Stock to be received will decline in value between the date such Closing Price is determined and the Fundamental Change Repurchase Date;

                  (x) the name and address of the Paying Agent and the Conversion Agent;

                  (xi) the Conversion Rate applicable on the Fundamental Change Company Notice Date;

                  (xii) that Securities as to which a Fundamental Change Repurchase Notice has been given may be converted pursuant to Article 4 hereof only if the Fundamental Change Repurchase Notice has been withdrawn in accordance with the terms of this Indenture;

                  (xiii) that Securities must be surrendered to the Paying Agent for cancellation to collect payment;

                  (xiv) that the Fundamental Change Repurchase Price for any Security as to which a Fundamental Change Repurchase Notice has been duly given and not withdrawn will be paid promptly following the later of the Fundamental Change Repurchase Date and the time of surrender of such Security as described in (xiii);

                  (xv) the procedures the Holder must follow to exercise rights under this Section 3.9;

                  (xvi)    the conversion rights, if any, of the Securities;

                  (xvii) the procedures for withdrawing a Fundamental Change Repurchase Notice; and

                  (xviii)  the CUSIP number of the Securities.

At the Company's request, the Trustee shall give such Fundamental Change Company Notice in the Company's name and at the Company's expense.

         (c) Fundamental Change Repurchase Notice. A Holder may exercise its right specified in Section 3.9(a) upon delivery of a written notice of repurchase (a "Fundamental Change

Repurchase Notice"), substantially in the form attached to Exhibit A hereto, at any time from the opening of business on the date of the Fundamental Change Company Notice until the close of business on the Fundamental Change Repurchase Date, stating:

                  (i) the certificate number of the Security which the Holder will deliver to be repurchased;

                  (ii) the portion of the Principal Amount of the Security which the Holder will deliver to be repurchased, which portion must be in a Principal Amount of $1,000 or an integral multiple thereof;

                  (iii) that such Security shall be repurchased with respect to the Fundamental Change Repurchase Date pursuant to the terms and conditions specified in the Securities and in this Indenture; and

                  (iv) in the event the Company elects, pursuant to Section 3.10, to pay the Fundamental Change Repurchase Price, in whole or in part, in shares of Applicable Stock but such portion of the Fundamental Change Repurchase Price shall ultimately be paid to such Holder entirely in cash because any of the conditions to payment of the Fundamental Change Repurchase Price in shares of Applicable Stock are not satisfied prior to 5:00 p.m. (New York City time), on the Business Day immediately preceding the Fundamental Change Repurchase Date, as set forth in Section 3.10, whether such Holder elects to (A) withdraw such Fundamental Change Repurchase Notice as to some or all of the Securities to which such Fundamental Change Repurchase Notice relates (stating the principal amount and certificate numbers, if any, or the appropriate Depositary procedures, if applicable, of the Securities as to which such withdrawal shall relate), or (B) receive cash in respect of the entire Fundamental Change Repurchase Price for all Securities (or portions thereof) to which such Fundamental Change Repurchase Notice relates.

The delivery of such Security to the Paying Agent with, or at any time after delivery of, the Fundamental Change Repurchase Notice (together with all necessary endorsements) at the offices of the Paying Agent shall be a condition to the receipt by the Holder of the Fundamental Change Repurchase Price therefor; provided, however, that such Fundamental Change Repurchase Price shall be so paid pursuant to this Section 3.9 only if the Security so delivered to the Paying Agent shall conform in all respects to the description thereof set forth in the related Fundamental Change Repurchase Notice.

If a Holder, in such Holder's Fundamental Change Repurchase Notice and in any written notice of withdrawal delivered by such Holder pursuant to the terms of
Section 3.11 fails to indicate such Holder's choice with respect to the election set forth in Section 3.9(c)(iv), such Holder shall be deemed to have elected to receive cash in respect of the entire Fundamental Change Repurchase Price for all Securities subject to such Fundamental Change Repurchase Notice in the circumstances set forth in such Section 3.9(c)(iv).

The Company shall repurchase from the Holder thereof, pursuant to this Section 3.9, a portion of a Security, so long as the Principal Amount of such portion is $1,000 or an integral multiple thereof. Provisions of this Indenture that apply to the repurchase of all of a Security also apply to the repurchase of such portion of such Security.

Any repurchase by the Company contemplated pursuant to the provisions of this
Section 3.9 shall be consummated by the delivery of the consideration to be received by the Holder promptly following the later of the Fundamental Change Repurchase Date and the time of delivery of the Security; provided, however, that if the Fundamental Change Repurchase Notice is delivered after a date which is two Business Days prior to the Fundamental Change Repurchase Date, such payment may be made as promptly after such Fundamental Change Repurchase Date as is practicable.

Notwithstanding anything contained herein to the contrary, any Holder delivering to the Paying Agent the Fundamental Change Repurchase Notice contemplated by this Section 3.9(c) shall have the right to withdraw such Fundamental Change Repurchase Notice at any time prior to the close of business on the Business Day immediately preceding the Fundamental Change Repurchase Date by delivery of a written notice of withdrawal to the Paying Agent in accordance with Section 3.11.

The Paying Agent shall promptly notify the Company of the receipt by it of any Fundamental Change Repurchase Notice or written notice of withdrawal thereof.

         SECTION 3.10. THE COMPANY'S RIGHT TO ELECT MANNER OF PAYMENT OF FUNDAMENTAL CHANGE REPURCHASE PRICE.

         (a) The Securities to be repurchased with respect to any Fundamental Change Repurchase Date pursuant to Section 3.9(a) may be paid for at the election of the Company in cash or shares of Applicable Stock, or in any combination of cash and shares of Applicable Stock, subject to the conditions set forth in Section 3.10(d). The Company shall designate, in the Fundamental Change Repurchase Notice delivered pursuant to Section 3.9(c), whether the Company will repurchase the Securities for cash or shares of Applicable Stock, or, if a combination thereof, the percentages of the Fundamental Change Repurchase Price in respect of which it will pay in cash or shares of Applicable Stock; provided, however, that the Company will pay cash for fractional interests in shares of Applicable Stock. For purposes of determining the existence of potential fractional interests, all Securities subject to repurchase by the Company held by a Holder shall be considered together (no matter how many separate certificates are to be presented). Each Holder whose Securities are repurchased pursuant to Section 3.9 shall receive the same percentage of cash or shares of Applicable Stock in payment of the Fundamental Change Repurchase Price for such Securities, except (i) as provided in this
Section 3.10(a) with regard to the payment of cash in lieu of fractional shares of Applicable Stock and (ii) in the event that the Company is unable to purchase the Securities of a Holder or Holders for shares of Applicable Stock because any necessary qualifications or registrations of the shares of Applicable Stock under applicable securities laws cannot be obtained, the Company may purchase the Securities of such Holder or Holders for cash. The Company may not change its election with respect to the consideration (or components or percentages of components thereof) to be paid once the Company has given its Fundamental Change

Repurchase Notice to Holders except in the event of a failure to satisfy, prior to 5:00 p.m. (New York City time), on the Business Day immediately preceding the Fundamental Change Repurchase Date any condition to the payment of the Fundamental Change Repurchase Price, in whole or in part, in shares of Applicable Stock.

         (b) If the Company elects to pay the Fundamental Change Repurchase Price by delivering shares of Applicable Stock in lieu of cash or by delivering a combination of Applicable Stock and cash, the number of shares of Applicable Stock to be issued shall be equal to the relevant amount of the Fundamental Change Repurchase Price to be paid divided by 97.5% of the average of the Closing Prices of the Applicable Stock for the five (5) consecutive Trading Days immediately preceding the second Business Day immediately preceding the Fundamental Change Repurchase Date.

         (c) The Company will not issue any fraction of a share of Applicable Stock in payment of the Fundamental Change Repurchase Price. Instead, the Company will make a cash payment (calculated to the nearest cent) equal to such fraction multiplied by the Closing Price of one share of Applicable Stock on the second Business Day immediately preceding the Fundamental Change Repurchase Date. If a Holder elects to have more than one Security purchased, the number of shares of Applicable Stock shall be based on the aggregate amount of Securities to be purchased.

         (d) The Company's right to exercise its election to repurchase Securities through the issuance of shares of Applicable Stock shall be conditioned upon satisfaction of the following conditions prior to 5:00 p.m. (New York City time), on the Business Day immediately preceding the Fundamental Change Repurchase Date:

                  (i) the registration of such shares of Applicable Stock to be issued upon repurchase under the Securities Act and the Exchange Act, in each case, if required;

                  (ii) any qualification or registration of such shares of Applicable Stock to be issued upon repurchase under applicable state securities laws, if necessary, or the availability of an exemption from such qualification and registration;

                  (iii) the listing of such shares of Applicable Stock on a United States national securities exchange or the quotation of such shares of Applicable Stock on an inter-dealer quotation system of any registered United States national securities association; and

                  (iv) the receipt by the Trustee of an Officers' Certificate stating (A): that the terms of the issuance of the shares of Applicable Stock are in conformity with this Indenture; (B) that the shares of Applicable Stock to be issued in payment of the Fundamental Change Repurchase Price in respect of Securities have been duly authorized and, when issued and delivered pursuant to the terms of this Indenture in payment of the Fundamental Change Repurchase Price in respect of Securities, will be validly issued, fully paid, non assessable and free from preemptive rights; (C) that the conditions above have been satisfied in all material respects; and (D) the number of shares of Applicable Stock to be issued for each $1,000 principal amount of Securities and the Closing Price of a share of Applicable Stock on each Trading Day during the period commencing on the first Trading Day of the period during which the Closing Price is calculated and ending on the Trading Day immediately preceding the Fundamental Change Repurchase Date; and

                  (v) the receipt by the Trustee of an Opinion of Counsel stating that: (A) the shares of Applicable Stock to be issued by the Company in payment of the Fundamental Change Repurchase Price in respect of Securities have been duly authorized, and when issued and delivered pursuant to the terms of this Indenture in payment of the Fundamental Change Repurchase Price in respect of Securities, will be validly issued, fully paid and non assessable and, to the best of such counsel's knowledge, free from preemptive rights under the Company's certificate of incorporation or bylaws or applicable law; and (B) the conditions in clause (i) above have been satisfied in all material respects.

If the foregoing conditions are not satisfied with respect to a Holder or Holders prior to 5:00 p.m. (New York City time) on the Business Day immediately preceding the Fundamental Change Repurchase Date and the Company has elected to repurchase the Securities pursuant to this Section 3.10, in whole or in part, through the issuance of shares of Applicable Stock, the Company shall pay the entire Fundamental Change Repurchase Price of the Securities of such Holder or Holders in cash. Upon determination of the actual number of shares of Applicable Stock to be issued upon repurchase of Securities, the Company shall be required to disseminate a press release through a public medium as is customary for such a press release.

         SECTION 3.11. EFFECTS OF REPURCHASE NOTICE AND FUNDAMENTAL CHANGE REPURCHASE NOTICE.

         Upon receipt by the Paying Agent of the Repurchase Notice specified in
Section 3.8 or the Fundamental Change Repurchase Notice specified in Section 3.9(c), the Holder of the Security in respect of which such Repurchase Notice or such Fundamental Change Repurchase Notice was given shall (unless such Repurchase Notice or such Fundamental Change Repurchase Notice is withdrawn as specified in the following two paragraphs) thereafter be entitled to receive solely the Repurchase Price or Fundamental Change Repurchase Price, as the case may be, with respect to such Security. Such Repurchase Price or such Fundamental Change Repurchase Price, as the case may be, shall be paid to such Holder, subject to receipt of funds by the Paying Agent, promptly following the later of
(x) the Repurchase Date or Fundamental Change Repurchase Date, as the case may be, with respect to such Security (provided the conditions in Section 3.8 or Section 3.9(c), as the case may be, have been satisfied) and (y) the time of delivery of such Security to the Paying Agent by the Holder thereof in the manner required by Section 3.8 or Section 3.9(c), as the case may be. Securities in respect of which a Repurchase Notice or Fundamental Change Repurchase Notice has been given by the Holder thereof may not be converted pursuant to Article 4 hereof on or after the date of the delivery of such Repurchase Notice or such Fundamental Change Repurchase Notice unless such Repurchase Notice or such Fundamental Change Repurchase Notice has first been validly withdrawn as specified in the following two paragraphs.

         A Repurchase Notice or a Fundamental Change Repurchase Notice may be withdrawn by means of a written notice of withdrawal delivered to the office of the Paying Agent in accordance with the procedures set forth in the Repurchase Notice or the Fundamental Change Company Notice, as the case may be, at any time prior to the close of business on the Business Day prior to the Repurchase Date or the Fundamental Change Repurchase Date, as the case may be, specifying:

                  (i) the certificate number of the Security in respect of which such notice of withdrawal is being submitted or the appropriate Depositary procedures if Certificated Securities have not been issued;

                  (ii) the Principal Amount of the Security with respect to which such notice of withdrawal is being submitted; and

                  (iii) the Principal Amount, if any, of such Security which remains subject to the original Repurchase Notice or Fundamental Change Repurchase Notice, as the case may be, and which has been or will be delivered for repurchase by the Company.

There shall be no purchase of any Securities pursuant to Section 3.8 or Section
3.9 if there has occurred (prior to, on or after, as the case may be, the giving, by the Holders of such Securities, of the required Repurchase Notice or Fundamental Change Repurchase Notice, as the case may be) and is continuing an Event of Default (other than a default in the payment of the Repurchase Price or Fundamental Change Repurchase Price, as the case may be, with respect to such Securities). The Paying Agent will promptly return to the respective Holders of any Securities (x) with respect to which a Repurchase Notice or Fundamental Change Repurchase Notice, as the case may be, has been withdrawn in compliance with this Indenture, or (y) held by it during the continuance of an Event of Default (other than a default in the payment of the Repurchase Price or Fundamental Change Repurchase Price, as the case may be, with respect to such Securities) in which case, upon such return, the Repurchase Notice or Fundamental Change Repurchase Notice, as the case may be, with respect thereto shall be deemed to have been withdrawn.

         SECTION 3.12. DEPOSIT OF REPURCHASE PRICE AND FUNDAMENTAL CHANGE REPURCHASE PRICE.

         Prior to 11:00 a.m. (New York City time) on the Repurchase Date or Fundamental Change Repurchase Date, as the case may be, the Company shall deposit with the Trustee or with the Paying Agent (or if the Company or a Subsidiary or an Affiliate of any of them is acting as the Paying Agent, shall segregate and hold in trust as provided herein) an amount of cash (in immediately available funds if deposited on such Business Day) and/or Applicable Stock, if permitted hereunder, sufficient to pay the aggregate Repurchase Price or Fundamental Change Repurchase Price, as the case may be, of all the Securities or portions thereof which are to be repurchased on such Repurchase Date or such Fundamental Change Repurchase Date.

         If the Paying Agent holds, in accordance with the terms hereof, at 11:00 a.m. (New York City time) on the Business Day immediately following the applicable Repurchase Date or Fundamental Change Repurchase Date, as the case may be, cash and/or Applicable Stock, if permitted hereunder, sufficient to pay the Repurchase Price or Fundamental Change Repurchase Price, as the case may be, of any Securities for which a Repurchase Price or Fundamental Change

Repurchase Notice, as the case may be, has been tendered and not withdrawn pursuant to Section 3.11, then, immediately after such Repurchase Date or Fundamental Change Repurchase Date, as the case may be, such Securities will cease to be outstanding, and the rights of the Holders in respect thereof shall terminate (other than the right to receive the Repurchase Price or Fundamental Change Repurchase Price, as the case may be, upon delivery of such Securities).

         As soon as practicable on and after the Repurchase Date or Fundamental Change Repurchase Date, as the case may be, the Company shall deliver to each Holder entitled to receive shares of Applicable Stock through the Paying Agent, a certificate (other than in the case of Holders of Securities in book-entry form with the Depositary, which shares shall be delivered in accordance with the Depositary customary practices) for the number of full shares of Applicable Stock issuable in payment of the Repurchase Price or Fundamental Change Repurchase Price, as the case may be, and cash in lieu of any fractional interests. The person in whose name the certificate for the shares of Applicable Stock is registered shall be treated as a holder of record of Applicable Stock on the Repurchase Date or Fundamental Change Repurchase Date, as the case may be. No payment or adjustment will be made for dividends on the shares of Applicable Stock the record date for which occurred on or prior to the Repurchase Date or Fundamental Change Repurchase Date, as the case may be.

         SECTION 3.13.     SECURITIES REPURCHASED IN PART.

         Any Security which is to be repurchased only in part shall be surrendered at the office of the Paying Agent (with, if the Company or the Trustee so requires, due endorsement by, or a written instrument of transfer in form satisfactory to the Company and the Trustee duly executed by, the Holder thereof or such Holder's attorney duly authorized in writing) and the Company shall execute and the Trustee shall authenticate and deliver to the Holder of such Security, without service charge, a new Security or Securities, of any authorized denomination as requested by such Holder in aggregate Principal Amount equal to, and in exchange for, the portion of the Principal Amount of the Security so surrendered which is not purchased.

         SECTION 3.14. COVENANT TO COMPLY WITH SECURITIES LAWS UPON REPURCHASE OF SECURITIES.

         In connection with any offer to repurchase Securities under Sections
3.8 and 3.9 hereof (provided that such offer or repurchase constitutes an "issuer tender offer" for purposes of Rule 13e-4 (which term, as used herein, includes any successor provision thereto) under the Exchange Act at the time of such offer or purchase), and subject to any exemptions under applicable law, the Company shall (i) comply with Rule 13e-4 and Rule 14e-1 (or any successor provision) under the Exchange Act, (ii) file the related Schedule TO (or any successor schedule, form or report) under the Exchange Act, and (iii) otherwise comply with all Federal and state securities laws so as to permit the rights and obligations under Sections 3.8 and 3.9 to be exercised in the time and in the manner specified in Sections 3.8 and 3.9.

         To the extent that the provisions of any securities laws or regulations conflict with the provisions of this Article 3, the Company's compliance with such laws and regulations including the extension of the payment or notice periods contemplated by this Article, shall not in and of itself cause a breach of their obligations under this Article 3.

         SECTION 3.15.     REPAYMENT TO THE COMPANY.

         The Trustee and the Paying Agent shall return to the Company any cash or shares of Applicable Stock that remains unclaimed for two years after a right to such cash or shares of Applicable Stock has matured, together with interest or dividends, if any, thereon, held by them for the payment of the Repurchase Price or Fundamental Change Repurchase Price, as the case may be; provided, however, that to the extent that the aggregate amount of cash or shares of Applicable Stock deposited by the Company pursuant to Section 3.12 exceeds the aggregate Repurchase Price or Fundamental Change Repurchase Price, as the case may be, of the Securities or portions thereof which the Company is obligated to purchase as of the Repurchase Date or Fundamental Change Repurchase Date, as the case may be, then on the Business Day following the Repurchase Date or Fundamental Change Repurchase Date, as the case may be, the Trustee or the Paying Agent, as the case may be, shall return any such excess to the Company.

                                   ARTICLE 4
                                   CONVERSION

         SECTION 4.1.      CONVERSION PRIVILEGE.

         Subject to the further provisions of this Article 4 and paragraph 8 of the Securities, a Holder of a Security may convert the principal amount of such Security (or a portion thereof equal to $1,000 or any integral multiple of $1,000 in excess thereof) into Applicable Stock at any time prior to the close of business on the Final Maturity Date only as follows:

         (a) during any Conversion Period prior to August 1, 2010, if the Closing Price of the Applicable Stock for at least twenty (20) Trading Days in a period of thirty (30) consecutive Trading Days ending on the first day of such Conversion Period was more than 120% of the applicable Conversion Price on the first day of the Conversion Period;

         (b) at any time after the Closing Price of the Applicable Stock on any date on or after August 1, 2010 through the close of business on the Final Maturity Date is more than 120% of the applicable Conversion Price (and, in such event, the Securities shall be convertible into Applicable Stock at any time thereafter);

         (c) during the five (5) consecutive Business Day period following any five (5) consecutive Trading-Day period in which the average Trading Price for the Securities (as determined by the Trustee) for such five (5) Trading-Day period was less than 95% of the average Conversion Value for the Securities during that period; provided, however, that if, on the day prior to the Conversion Date, the Closing Price of the Applicable Stock is greater than 100% of the applicable Conversion Price and less than or equal to 120% of the applicable Conversion Price, a Security is surrendered for conversion and the Securities are not otherwise convertible, the Company may satisfy such conversion, at its option, in cash, Applicable Stock or a combination of cash and

Applicable Stock with a value equal to the principal amount of such Security to be converted (any such Applicable Stock so utilized to satisfy such conversion pursuant to this proviso will be valued at 100% of the average of the Closing Prices of the Applicable Stock for the ten Trading Days beginning on the third Trading Day following the Conversion Date);

         (d) during any period in which the corporate credit rating assigned to the Company by Standard & Poor's is lower than B- or is withdrawn; provided, however, that if Moody's has assigned a corporate credit rating to the Company, then only during any period in which both (i) the corporate credit rating assigned to the Company by Standard & Poor's either is lower than B- or is withdrawn and (ii) the corporate credit rating assigned to the Company by Moody's either is lower than B3 or is withdrawn;

         (e) in the event that the Company calls the Securities for redemption, at any time prior to the close of business on the Business Day immediately preceding the Redemption Date;

         (f) the Company becomes a party to a consolidation, merger or binding share exchange pursuant to which all or substantially all of the Common Stock would be converted into cash, securities or other property, in which case a Holder may surrender Securities for conversion at any time from and after the date which is 15 days prior to the anticipated effective date for the transaction until 15 days after the actual effective date of such transaction; provided, however, that on the effective date of such transaction, the right of a Holder to convert a Security into Common Stock will change into a right to convert such Security into the kind and amount of cash, securities or other property that such Holder would have received if such Holder had converted such Security immediately prior to the transaction, or

         (g) the Company elects to (i) distribute to all or substantially all holders of Common Stock assets, debt securities or Capital Stock of the Company, which distribution has a per share value as determined by the Board of Directors exceeding 5% of the Closing Price of a share of Common Stock on the Trading Day immediately preceding the declaration date for such distribution, or
(ii) distribute to all or substantially all holders of Common Stock rights, options or warrants entitling them to purchase shares of Common Stock at less than the Closing Price of Common Stock on the Trading Day immediately preceding the declaration date of the distribution. In the case of the foregoing clauses
(i) and (ii), the Company must notify the Holders at least 20 days immediately prior to the ex-dividend date for such distribution. Once the Company has given such notice, Holders may surrender their Securities for conversion at any time thereafter until the earlier of the close of business on the Business Day immediately prior to the ex-dividend date or the Company's announcement that such distribution will not take place even if the Securities are not convertible at such time; provided, however, that a Holder may not exercise this right to convert if the Holder may participate in the distribution without conversion. As used herein, the term "ex dividend date" or "ex-date" when used with respect to any issuance or distribution, shall mean the first date upon which a sale of shares of Common Stock does not automatically transfer the right to receive the relevant dividend from the seller of such Common Stock to its buyer.

         Notwithstanding the foregoing, if such Security is submitted or presented for repurchase pursuant to Article 3, such conversion right shall terminate at the close of business on the Business

Day immediately preceding the Repurchase Date or Fundamental Change Repurchase Date, as the case may be, for such Security or such earlier date as the Holder presents such Security for repurchase (unless the Company shall default when due, in which case the conversion right shall terminate at the close of business on the date such default is cured and such Security is purchased).

         The conversion rate per Security (the "Conversion Rate") shall be that set forth in paragraph 8 in the Securities, subject to adjustment as herein set forth. The initial Conversion Rate is 21.6802 shares of Common Stock per $1,000 principal amount of Securities. The "Conversion Price" at any particular time is determined by dividing $1,000 by the then-applicable Conversion Rate.

         The Conversion Agent shall, on behalf of the Company, determine on a daily basis whether the Securities shall be convertible as a result of the occurrence of an event specified in clause (a) or clause (b) above and, if the Securities shall be so convertible, the Conversion Agent shall promptly deliver to the Company and the Trustee written notice thereof. Whenever the Securities shall become convertible pursuant to this Section 4.1, the Company or, at the Company's request, the Trustee in the name and at the expense of the Company, shall notify the Holders of the event triggering such convertibility in the manner provided in Section 12.2, and the Company shall be required to disseminate a press release through a public medium as is customary for such a press release.

         If any of the Securities is convertible by the Holders into Appplicable Stock, the Company shall deliver to the Trustee an Officers' Certificate to that effect stating (i) the fact that such Securities are so convertible, (ii) the date as of which the Securities are convertible, (iii) the reason why the Securities are convertible and (iv) the conversion rate at which the Securities are convertible. Unless and until a Trust Officer of the Trustee receives such Officers' Certificate, the Trustee may assume without inquiry that the Securities are not convertible. Whenever any fact set forth in an Officers' Certificate delivered pursuant to this Section 4.1 changes, the Company shall deliver to the Trustee a new Officers' Certificate setting forth the correct information. Unless and until a Trust Officer receives such a correcting Officers' Certificate, the Trustee may assume without inquiry that the last Officers' Certificate delivered to it remains in full force and effect and is correct is every respect.

         Provisions of this Indenture that apply to conversion of all of a Security also apply to conversion of a portion of a Security.

         A Holder of Securities is not entitled to any rights of a holder of Applicable Stock until such Holder has converted its Securities to Applicable Stock, and only to the extent such Securities are deemed to have been converted into Applicable Stock pursuant to this Article 4.

         Notwithstanding any other provision of the Securities or this Indenture, all Holders' rights with respect to conversion of the Securities and the Company's obligation to deliver shares of Applicable Stock upon such conversion (the "Conversion Obligation"), are subject, in their entirety, to the Company's right, in its sole and absolute discretion, to elect to satisfy such Conversion Obligation in any manner permitted pursuant to Section 4.14.

         SECTION 4.2.      CONVERSION PROCEDURE.

         To convert a Security, a Holder must (a) complete and manually sign the conversion notice on the back of the Security or facsimile of the conversion notice and deliver such notice to a Conversion Agent, (b) surrender the Security to a Conversion Agent, (c) furnish appropriate endorsements and transfer documents if required by a Registrar or a Conversion Agent, (d) pay any transfer or similar tax, if required and (e) pay funds to the Company in an amount equal to the interest payable on the next interest payment date if required pursuant to this Section 4.2. Such notice is hereinafter referred to as a "Notice of Conversion". A Security shall be deemed to have been converted as of the close of business on the date (the "Conversion Date") on which the Holder has complied with the immediately preceding sentence of this Section 4.2. Anything herein to the contrary notwithstanding, in the case of Global Securities, conversion notices shall be delivered and such Securities shall be surrendered for conversion in accordance with the Applicable Procedures as in effect from time to time.

         The Company will, on the Conversion Settlement Date, (i) pay the cash component (including cash in lieu of any fraction of a share to which such Holder would otherwise be entitled), if any, of the Conversion Settlement Distribution determined pursuant to Section 4.14 to the Holder of a Security surrendered for conversion, or such Holder's nominee or nominees, and (ii) issue, or cause to be issued, and deliver to the Conversion Agent or to such Holder, or such Holder's nominee or nominees, certificates for the number of full shares of Applicable Stock, if any, to which such Holder shall be entitled as part of such Conversion Settlement Distribution; provided, that if the Conversion Settlement Distribution consists solely of shares of Applicable Stock, the Company shall issue such shares of Applicable Stock as soon as practicable after the expiration of the Cash Settlement Notice Period. The Person or Persons entitled to receive the Applicable Stock as part of the applicable Conversion Settlement Distribution upon such conversion shall be treated for all purposes as the record holder or holders of such Applicable Stock, as of the close of business on the applicable Conversion Date; provided, however, that no surrender of a Security on any date when the stock transfer books of the Company shall be closed shall be effective to constitute the person or persons entitled to receive the shares of Applicable Stock upon such conversion as the record holder or holders of such shares of Applicable Stock on such date, but such surrender shall be effective to constitute the person or persons entitled to receive such shares of Applicable Stock as the record holder or holders thereof for all purposes at the close of business on the next succeeding day on which such stock transfer books are open; provided, further, that such conversion shall be at the Conversion Rate in effect on the Conversion Date as if the stock transfer books of the Company had not been closed. Upon conversion of a Security, such person shall no longer be a Holder of such Security. Except as otherwise provided in Section 4.6, no payment or adjustment will be made for dividends or distributions on shares of Applicable Stock issued upon conversion of a Security.

         If interest is then payable on the Securities, Securities surrendered for conversion during the period from the close of business on any record date preceding any interest payment date to the opening of business on such interest payment date shall (except in the case of Securities which have been called for redemption on a Redemption Date that occurs during the period beginning at the close of business on a record date and ending at the opening of business on the first Business Day after the next succeeding interest payment date, or if such interest payment date is not a Business Day, the second such Business Day) be accompanied by funds acceptable to the Company in an amount equal to the interest payable on such interest payment date on the Securities being surrendered for conversion, subject to the provisions of this Indenture relating to the payment of defaulted interest by the Company.

         Except as otherwise provided in this Section 4.2, no payment or adjustment will be made for accrued interest on a converted Security. If the Company defaults in the payment of interest payable on such interest payment date, the Company shall promptly repay such funds to such Holder.

         Nothing in this Section shall affect the right of a Holder in whose name any Security is registered at the close of business on a record date to receive the interest payable on such Security on the related interest payment date in accordance with the terms of this Indenture and the Securities. If a Holder converts more than one Security at the same time, the number of shares of Applicable Stock issuable upon the conversion shall be based on the aggregate principal amount of Securities converted.

         Upon surrender of a Security that is converted in part, the Company shall execute, and the Trustee shall authenticate and deliver to the Holder, a new Security equal in principal amount to the unconverted portion of the Security surrendered.

         If the last day on which Security may be converted is not a Business Day in a place where a Conversion Agent is located, the Securities may be surrendered to that Conversion Agent on the next succeeding Business Day.

         Holders that have already delivered a Repurchase Notice or Fundamental Change Repurchase Notice with respect to a Security may not surrender such Security for conversion until the Repurchase Notice or Fundamental Change Repurchase Notice, as the case may be, has been withdrawn in accordance with the procedures set forth in Section 3.11.

         SECTION 4.3.      FRACTIONAL SHARES.

         The Company will not issue fractional shares of Applicable Stock upon conversion of Securities. In lieu thereof, the Company will pay an amount in cash for the current market value of the fractional shares. The current market value of a fractional share shall be determined, (calculated to the nearest 1/1000th of a share) by multiplying the Closing Price of the Applicable Stock on the Trading Day immediately prior to the Conversion Date by such fractional share and rounding the product to the nearest whole cent.

         SECTION 4.4.      TAXES ON CONVERSION.

         If a Holder converts a Security, the Company shall pay any documentary, stamp or similar issue or transfer tax due on the issue of shares of Applicable Stock upon such conversion. However, the Holder shall pay any such tax which is due because the Holder requests the shares to be issued in a name other than the Holder's name. The Conversion Agent may refuse to deliver the certificate representing the Applicable Stock being issued in a name other than the Holder's name until the Conversion Agent receives a sum sufficient to pay any tax which will be due because the shares are to be issued in a name other than the Holder's name. Nothing herein shall preclude any tax withholding required by law or regulation.

         SECTION 4.5.      COMPANY TO PROVIDE STOCK.

         The Company shall, prior to issuance of any Securities hereunder, and from time to time as may be necessary, reserve, out of its authorized but unissued Applicable Stock, a sufficient number of shares of Applicable Stock to permit the conversion of all outstanding Securities into shares of Applicable Stock (including after taking into account any adjustments to the Conversion Rate pursuant to Section 4.6).

         All shares of Applicable Stock delivered upon conversion of the Securities shall be newly issued shares, shall be duly authorized, validly issued, fully paid and nonassessable and shall be free from preemptive rights and free of any lien or adverse claim.

         The Company will endeavor promptly to comply with all federal and state securities laws regulating the offer and delivery of shares of Applicable Stock upon conversion of Securities, if any, and will list or cause to have quoted such shares of Applicable Stock on each national securities exchange or on the Nasdaq National Market or other over-the-counter market or such other market on which the Applicable Stock is then listed or quoted; provided, however, that if rules of such automated quotation system or exchange permit the Company to defer the listing of such Applicable Stock until the first conversion of the Securities into Applicable Stock in accordance with the provisions of this Indenture, the Company covenants to list such Applicable Stock issuable upon conversion of the Notes in accordance with the requirements of such automated quotation system or exchange at such time. Any Applicable Stock issued upon conversion of a Security hereunder which at the time of conversion was a Transfer Restricted Security will also be a Transfer Restricted Security.

         SECTION 4.6.      ADJUSTMENT OF CONVERSION RATE.

         The Conversion Rate shall be adjusted from time to time by the Company as follows:

         (a) In case the Company shall (i) pay a dividend on its Applicable Stock in shares of Applicable Stock, (ii) make a distribution on its Applicable Stock in shares of Applicable Stock, (iii) subdivide its outstanding Applicable Stock into a greater number of shares, or (iv) combine its outstanding Applicable Stock into a smaller number of shares, the Conversion Price in effect immediately prior thereto shall be adjusted so that the Holder of any Security thereafter surrendered for conversion shall be entitled to receive that number of shares of Applicable Stock which it would have owned had such Security been converted immediately prior to the happening of such event. An adjustment made pursuant to this subsection (a) shall become effective immediately after the record date in the case of a dividend or distribution and shall become effective immediately after the effective date in the case of subdivision or combination.

         (b) In case the Company shall issue rights or warrants (other than pursuant to a stockholder rights plan) to all holders of its Applicable Stock entitling them (for a period commencing no earlier than the record date described below and expiring not more than 60 days after such record date) to subscribe for or purchase shares of Applicable Stock (or securities convertible into Applicable Stock) at a price per share (or having a conversion price per share) less than the Closing Price per share of Applicable Stock on the Business Day immediately preceding the date of announcement of such issuance on the record, the Conversion Rate in effect shall be adjusted so that the same shall equal the rate determined by multiplying the Conversion Rate in effect at the opening of business on the Business Day after the date of such announcement by a fraction of which the numerator shall be the number of shares of Applicable Stock outstanding at the close of business on the date of announcement plus the number of additional shares of Applicable Stock offered (or into which the convertible securities so offered are convertible), and the denominator of which shall be the number of shares of Applicable Stock outstanding at the close of business on the date of announcement plus the number of shares which the aggregate offering price of the total number of shares of Applicable Stock so offered (or the aggregate conversion price of the convertible securities so offered, which shall be determined by multiplying the number of shares of Applicable Stock issuable upon conversion of such convertible securities by the conversion price per share of Applicable Stock pursuant to the terms of such convertible securities) would purchase at the Current Market Price per share (as defined in subsection (d) of this Section 4.6) of Applicable Stock on the Business Day immediately preceding the date of announcement of such issuance. Such adjustment shall be made successively whenever any such rights or warrants are issued, and shall become effective on the day following the date of announcement of such issuance. If at the end of the period during which such rights or warrants are exercisable not all rights or warrants shall have been exercised, the adjusted Conversion Rate shall be immediately readjusted to what it would have been based upon the number of additional shares of Applicable Stock actually issued (or the number of shares of Applicable Stock issuable upon conversion of convertible securities actually issued).

         (c) In case the Company shall distribute to all holders of its Applicable Stock any shares of capital stock of the Company (other than Applicable Stock), evidences of indebtedness or other non-cash assets (including securities of any person other than the Company but excluding (1) dividends or distributions paid exclusively in cash or (2) dividends or distributions referred to in subsection (a) of this Section 4.6), or shall distribute to all or substantially all holders of its Applicable Stock rights or warrants to subscribe for or purchase any of its securities (excluding those rights and warrants referred to in subsection (b) of this Section 4.6 and also excluding the distribution of rights to all holders of Applicable Stock pursuant to the adoption of a stockholders rights plan or the detachment of such rights under the terms of such stockholder rights plan), then in each such case the Conversion Rate shall be adjusted so that the same shall equal the rate determined by multiplying the current Conversion Rate by a fraction of which the numerator shall be the Current Market Price per share (as defined in subsection
(d) of this Section 4.6) of the Applicable Stock on the record date mentioned below and the denominator shall be the Current Market Price per share (as defined in subsection (d) of this Section 4.6) of the Applicable Stock on such record date less the fair market value on such record date (as determined by the Board of Directors, whose determination shall be conclusive evidence of such fair market value and which shall be evidenced by an Officers' Certificate delivered to the Trustee) of the portion of the capital stock, evidences of indebtedness or other non-cash assets so distributed or of such rights or warrants applicable to one share of Applicable Stock (determined on the basis of the number of shares of Applicable Stock outstanding on the record date). Such adjustment shall be made successively whenever any such distribution is made and shall become effective immediately after the record date for the determination of shareholders entitled to receive such distribution.

         In the event the then fair market value (as so determined) of the portion of the capital stock, evidences of indebtedness or other non-cash assets so distributed or of such rights or warrants applicable to one share of Applicable Stock is equal to or greater than the Current Market Price per share of the Applicable Stock on such record date, in lieu of the foregoing adjustment, adequate provision shall be made so that each holder of a Security shall have the right to receive upon conversion the amount of capital stock, evidences of indebtedness or other non-cash assets so distributed or of such rights or warrants such holder would have received had such holder converted each Security on such record date. In the event that such dividend or distribution is not so paid or made, the Conversion Rate shall again be adjusted to be the Conversion Rate which would then be in effect if such dividend or distribution had not been declared. If the Board of Directors determines the fair market value of any distribution for purposes of this Section 4.6(c) by reference to the actual or when issued trading market for any securities, it must in doing so consider the prices in such market over the same period used in computing the Current Market Price of the Applicable Stock.

         In the event that the Company has in effect a preferred shares rights plan ("Rights Plan"), upon conversion of the Securities into Applicable Stock, to the extent that the Rights Plan is still in effect upon such conversion, the holders of Securities will receive, in addition to the Applicable Stock, the rights described therein (whether or not the rights have separated from the Applicable Stock at the time of conversion), subject to the limitations set forth in the Rights Plan. Any distribution of rights or warrants pursuant to a Rights Plan complying with the requirements set forth in the immediately preceding sentence of this paragraph shall not constitute a distribution of rights or warrants pursuant to this Article 4.

         Rights or warrants distributed by the Company to all holders of Applicable Stock entitling the holders thereof to subscribe for or purchase shares of the Company's Capital Stock (either initially or under certain circumstances), which rights or warrants, until the occurrence of a specified event or events ("Trigger Event"): (i) are deemed to be transferred with such shares of Applicable Stock; (ii) are not exercisable; and (iii) are also issued in respect of future issuances of Applicable Stock, shall be deemed not to have been distributed for purposes of this Section 4.6 (and no adjustment to the Conversion Rate under this Section 4.6 will be required) until the occurrence of the earliest Trigger Event, whereupon such rights and warrants shall be deemed to have been distributed and an appropriate adjustment (if any is required) to the Conversion Rate shall be made under this Section 4.6(c). If any such right or warrant, including any such existing rights or warrants distributed prior to the date of this Indenture, are subject to events, upon the occurrence of which such rights or warrants become exercisable to purchase different securities, evidences of indebtedness or other assets, then the date of the occurrence of any and each such event shall be deemed to be the date of distribution and record date with respect to new rights or warrants with such rights (and a termination or expiration of the existing rights or warrants without exercise by any of the holders thereof). In addition, in the event of any distribution (or deemed distribution) of rights or warrants, or any Trigger Event or other event (of the type described in the preceding sentence) with respect thereto that was counted for purposes of calculating a distribution amount for which an adjustment to the Conversion Rate under this Section 4.6 was made, (1) in the case of any such rights or warrants which shall all have been redeemed or repurchased without exercise by any holders thereof, the Conversion Rate shall be readjusted upon such final redemption or repurchase to give effect to such distribution or Trigger Event, as the case may be, as though it were a cash distribution, equal to the per share redemption or repurchase price received by a holder or holders of Applicable Stock with respect to such rights or warrants (assuming such holder had retained such rights or warrants), made to all holders of Applicable Stock as of the date of such redemption or repurchase, and (2) in the case of such rights or warrants which shall have expired or been terminated without exercise by any holders thereof, the Conversion Rate shall be readjusted as if such rights and warrants had not been issued.

         (1) In case the Company shall, by dividend or otherwise, at any time distribute (a "Triggering Distribution") to all or substantially all holders of its Applicable Stock cash, the Conversion Rate shall be increased so that the same shall equal the rate determined by multiplying such Conversion Rate in effect on the Business Day (the "Determination Date") immediately preceding the day on which such Triggering Distribution is declared by the Company by a fraction of which the numerator shall be the Current Market Price per share of the Applicable Stock (as determined in accordance with subsection
(d) of this Section 4.6) on the Determination Date, and the denominator shall be the Current Market Price per share of the Applicable Stock (as determined in accordance with subsection (d) of this Section 4.6) on the Determination Date less the aggregate amount of cash so distributed applicable to one share of Applicable Stock (determined on the basis of the number of shares of Applicable Stock outstanding on the Determination Date), such increase to become effective immediately prior to the opening of business on the day following the date on which the Triggering Distribution is paid. It is expressly understood that a stock buyback, repurchase or similar program shall in no event be considered a Triggering Distribution for purposes of this Section 4.6(c)(1) or Section 4.6(c)(2).

         (2) In case any tender offer made by the Company or any of its Subsidiaries for Applicable Stock shall expire and such tender offer (as amended upon the expiration thereof) shall involve the payment of aggregate consideration in an amount (determined as the sum of the aggregate amount of cash consideration and the aggregate fair market value (as determined by the Board of Directors, whose determination shall be conclusive evidence thereof and which shall be evidenced by an Officers' Certificate delivered to the Trustee thereof) of any other consideration) that, together with the aggregate amount of any cash and the fair market value (as determined by the Board of Directors, whose determination shall be conclusive evidence thereof and which shall be evidenced by an Officers' Certificate delivered to the Trustee) of any other consideration payable in respect of any other tender offers by the Company or any Subsidiary of the Company for Applicable Stock consummated within the 12 months preceding the date of the Expiration Date (as defined below) and in respect of which no Conversion Rate adjustment pursuant to this Section 4.6 has been made exceeds an amount equal to 5.0% of the product of the Current Market Price per share of Applicable Stock (as determined in accordance with subsection
(d) of this Section 4.6) as of the last
date (the "Expiration Date") tenders could have been made pursuant to such tender offer (as it may be amended) (the last time at which such tenders could have been made on the Expiration Date is hereinafter sometimes called the "Expiration Time") multiplied by the number of shares of Applicable Stock outstanding (including tendered shares but excluding any shares held in the treasury of the Company) at the Expiration Time, then, immediately prior to the opening of business on the day after the Expiration Date, the Conversion Rate shall be increased so that the same shall equal the rate determined by multiplying the Conversion Rate in effect immediately prior to the close of business on the Expiration Date by a fraction of which the numerator shall be the sum of (x) the aggregate consideration (determined as aforesaid) payable to stockholders based on the acceptance (up to any maximum specified in the terms of the tender offer) of all shares validly tendered and not withdrawn as of the Expiration Time (the shares deemed so accepted, up to any such maximum, being referred to as the "Purchased Shares") and (y) the product of the number of shares of Applicable Stock outstanding (less any Purchased Shares and excluding any shares held in the treasury of the Company) at the Expiration Time and the Current Market Price per share of Applicable Stock (as determined in accordance with subsection (d) of this Section 4.6) on the Trading Day next succeeding the Expiration Date, and the denominator shall be the product of the number of shares of Applicable Stock outstanding (including Purchased Shares but excluding any shares held in the treasury of the Company) at the Expiration Time multiplied by the Current Market Price per share of the Applicable Stock (as determined in accordance with subsection (d) of this Section 4.6) on the Trading Day next succeeding the Expiration Date, such increase to become effective immediately prior to the opening of business on the day following the Expiration Date. In the event that the Company is obligated to purchase shares pursuant to any such tender offer, but the Company is permanently prevented by applicable law from effecting any or all such purchases or any or all such purchases are rescinded, the Conversion Rate shall again be adjusted to be the Conversion Rate which would have been in effect based upon the number of shares actually purchased. If the application of this Section 4.6(c)(2) to any tender offer would result in a decrease in the Conversion Rate, no adjustment shall be made for such tender offer under this Section 4.6(c)(2).

         (3) For purposes of this Section 4.6(c), the term "tender offer" shall mean and include both tender offers and exchange offers, all references to "purchases" of shares in tender offers (and all similar references) shall mean and include both the purchase of shares in tender offers and the acquisition of shares pursuant to exchange offers, and all references to "tendered shares" (and all similar references) shall mean and include shares tendered in both tender offers and exchange offers.

         (d)      For the purpose of any computation under subsections (b) and
(c) of this Section 4.6, the current market price (the "Current Market Price") per share of Applicable Stock on any date shall be deemed to be the average of the daily Closing Prices for the ten (10) consecutive Trading Days commencing eleven (11) Trading Days before (i) the Determination Date or the Expiration Date, as the case may be, with respect to distributions or tender offers under subsection (c) of this Section 4.6 or (ii) the record date with respect to distributions, issuances or other events requiring such computation under subsection (b) or (c) of this Section 4.6.

         (e) In any case in which this Section 4.6 shall require that an adjustment be made following a record date, an announcement date or a Determination Date or Expiration Date, as the case may be, established for purposes of this Section 4.6, the Company may elect to defer (but only until five Business Days following the filing by the Company with the Trustee of the certificate described in Section 4.9) issuing to the Holder of any Security converted after such record date or announcement date or Determination Date or Expiration Date the shares of Applicable Stock and other capital stock of the Company issuable upon such conversion over and above the shares of Applicable Stock and other capital stock of the Company issuable upon such conversion only on the basis of the Conversion Rate prior to adjustment; and, in lieu of the shares the issuance of which is so deferred, the Company shall issue or cause its transfer agents to issue due bills or other appropriate evidence prepared by the Company of the right to receive such shares. If any distribution in respect of which an adjustment to the Conversion Rate is required to be made as of the record date or announcement date or Determination Date or Expiration Date therefor is not thereafter made or paid by the Company for any reason, the Conversion Rate shall be readjusted to the Conversion Rate which would then be in effect if such record date had not been fixed or such announcement date or effective date or Determination Date or Expiration Date had not occurred.

         (f) No adjustment shall be made pursuant to this Section 4.6 if the Holders may participate in the transaction that would otherwise give rise to an adjustment pursuant to this Section 4.6.

         SECTION 4.7.      NO ADJUSTMENT.

         No adjustment in the Conversion Rate shall be required unless the adjustment would require an increase or decrease of at least 1% in the Conversion Rate as last adjusted; provided, however, that any adjustments which by reason of this Section 4.7 are not required to be made shall be carried forward and taken into account in any subsequent adjustment. All calculations under this Article 4 shall be made to the nearest cent or to the nearest one-hundredth of a share, as the case may be.

         No adjustment need be made for issuances of Applicable Stock pursuant to a Company plan for reinvestment of dividends or interest or for a change in the par value or a change to no par value of the Applicable Stock.

         To the extent that the Securities become convertible into the right to receive cash, no adjustment need be made thereafter as to the cash. Interest will not accrue on the cash.

         SECTION 4.8.      ADJUSTMENT FOR TAX PURPOSES.

         The Company shall be entitled to make such increases in the Conversion Rate, in addition to those required by Section 4.6, as it in its discretion shall determine to be advisable in order that any stock dividends, subdivisions of shares, distributions of rights to purchase stock or securities or distributions of securities convertible into or exchangeable for stock hereafter made by the Company to its stockholders shall not be taxable.

         SECTION 4.9.      NOTICE OF ADJUSTMENT.

         Whenever the Conversion Rate or conversion privilege is adjusted, the Company shall promptly mail to Securityholders a notice of the adjustment and file with the Trustee an Officers' Certificate briefly stating the facts requiring the adjustment and the manner of computing it. Unless and until the Trustee shall receive an Officers' Certificate setting forth an adjustment of the Conversion Rate, the Trustee may assume without inquiry that the Conversion Rate has not been adjusted and that the last Conversion Rate of which it has knowledge remains in effect.

         SECTION 4.10.     NOTICE OF CERTAIN TRANSACTIONS.

         In the event that:

         (1) the Company takes any action which would require an adjustment in the Conversion Rate;

         (2) the Company consolidates or merges with, or transfers all or substantially all of its property and assets to, another corporation and shareholders of the Company must approve the transaction; or

         (3)      there is a dissolution or liquidation of the Company,

the Company shall mail to Holders and file with the Trustee a notice stating the proposed record or effective date, as the case may be. The Company shall mail the notice at least ten days before such date. Failure to mail such notice or any defect therein shall not affect the validity of any transaction referred to in clause (1), (2) or (3) of this Section 4.10.

         SECTION 4.11. EFFECT OF RECLASSIFICATION, CONSOLIDATION, MERGER OR SALE ON CONVERSION PRIVILEGE.

         If any of the following shall occur, namely: (a) any reclassification or change of shares of Applicable Stock issuable upon conversion of the Securities (other than a change in par value, or from par value to no par value, or from no par value to par value, or as a result of a subdivision or combination, or any other change for which an adjustment is provided in Section 4.6); (b) any consolidation or merger or combination to which the Company is a party other than a merger in which the Company is the continuing corporation and which does not result in any reclassification of, or change (other than in par value, or from par value to no par value, or from no par value to par value, or as a result of a subdivision or combination) in, outstanding shares of Applicable Stock; or (c) any sale or conveyance as an entirety or substantially as an entirety of the property and assets of the Company, directly or indirectly, to any person, then the Company, or such successor, purchasing or transferee corporation, as the case may be, shall, as a condition precedent to such reclassification, change, combination, consolidation, merger, sale or conveyance, execute and deliver to the Trustee a supplemental indenture providing that the Holder of each Security then outstanding shall have the right to convert such Security into the kind and amount of shares of stock and other securities and property (including cash) receivable upon such reclassification, change, combination, consolidation, merger, sale or conveyance by a holder of the number of shares of Applicable Stock deliverable upon conversion of such Security immediately prior to such reclassification, change, combination, consolidation, merger, sale or conveyance. Such supplemental indenture shall provide for adjustments of the Conversion Rate which shall be as nearly equivalent as may be practicable to the adjustments of the Conversion Rate provided for in this Article 4. If, in the case of any such consolidation, merger, combination, sale or conveyance, the stock or other securities and property (including cash) receivable thereupon by a holder of Applicable Stock include shares of stock or other securities and property of a person other than the successor, purchasing or transferee corporation, as the case may be, in such consolidation, merger, combination, sale or conveyance, then such supplemental indenture shall also be executed by such other person and shall contain such additional provisions to protect the interests of the Holders of the Securities as the Board of Directors shall reasonably consider necessary by reason of the foregoing. The provisions of this
Section 4.11 shall similarly apply to successive reclassifications, changes, combinations, consolidations, mergers, sales or conveyances.

         In the event the Company shall execute a supplemental indenture pursuant to this Section 4.11, the Company shall promptly file with the Trustee
(x) an Officers' Certificate briefly stating the reasons therefor, the kind or amount of shares of stock or other securities or property (including cash) receivable by Holders of the Securities upon the conversion of their Securities after any such reclassification, change, combination, consolidation, merger, sale or conveyance, any adjustment to be made with respect thereto and that all conditions precedent have been complied with and (y) an Opinion of Counsel that all conditions precedent have been complied with, and shall promptly mail notice thereof to all Holders.

         SECTION 4.12.     TRUSTEE'S DISCLAIMER.

         The Trustee shall have no duty to determine when an adjustment under this Article 4 should be made, how it should be made or what such adjustment should be, but may accept as conclusive evidence of that fact or the correctness of any such adjustment, and shall be protected in relying upon, an Officers' Certificate including the Officers' Certificate with respect thereto which the Company is obligated to file with the Trustee pursuant to Section 4.9. The Trustee makes no representation as to the validity or value of any securities or assets issued upon conversion of Securities, and the Trustee shall not be responsible for the Company's failure to comply with any provisions of this
Article 4.

         The Trustee shall not be under any responsibility to determine the correctness of any provisions contained in any supplemental indenture executed pursuant to Section 4.11, but may accept as conclusive evidence of the correctness thereof, and shall be fully protected in relying upon, the Officers' Certificate with respect thereto which the Company is obligated to file with the Trustee pursuant to Section 4.11.

         SECTION 4.13.     VOLUNTARY INCREASE.

         The Company from time to time may increase the Conversion Rate by any amount for any period of time if the period is at least 20 days and if the increase is irrevocable during the period if the Board of Directors determines that such increase would be in the best interest of the Company or the Board of Directors deems it advisable to avoid or diminish income tax to holders of shares of our Applicable Stock in connection with any stock or rights dividend or distribution or similar event, and the Company provides 15 days prior notice of any increase in the Conversion Rate.

         SECTION 4.14.     CASH CONVERSION OPTION.

         (a) If a Holder elects to convert all or any portion of a Security into shares of Applicable Stock as set forth in Section 4.1 and the Company receives such Holder's Notice of Conversion on or prior to the day that is 20 days prior to the Final Maturity Date (the "Final Notice Date"), the Company may choose to satisfy all or any portion of its Conversion Obligation in cash. Upon such election, the Company will notify such Holder through the Trustee of the dollar amount to be satisfied in cash (which must be expressed either as 100% of the Conversion Obligation or as a fixed dollar amount) at any time on or before the date that is two Business Days following the Company's receipt of such Holder's Notice of Conversion as specified in Section 4.2 (such period, the "Cash Settlement Notice Period"). If the Company elects to pay cash for any portion of the shares otherwise issuable to the Holder, the Holder may retract such Holder's Notice of Conversion at any time during the two Business Day period beginning on the day after the final day of the Cash Settlement Notice Period (the "Conversion Retraction Period"); no such retraction can be made (and a Notice of Conversion shall be irrevocable) if the Company does not elect to deliver cash in lieu of shares of Applicable Stock (other than cash in lieu of fractional shares). With respect to any Notice of Conversion received by the Company prior to the Final Notice Date, the "Conversion Settlement Distribution" for any Security subject to such Notice of Conversion shall consist of cash, Applicable Stock or a combination thereof, as selected by the Company as set forth below:

                  (i) if the Company elects to satisfy the entire Conversion Obligation in shares of Applicable Stock, the Conversion Settlement Distribution shall be a number of shares equal to (1) the aggregate original principal amount at maturity of the Securities to be converted divided by 1,000, multiplied by (2) the Conversion Rate;

                  (ii) if the Company elects to satisfy the entire Conversion Obligation in cash, the Conversion Settlement Distribution shall be cash in an amount equal to the product of:

                           (A) a number equal to the product of (x) the aggregate principal amount of Securities to be converted divided by 1,000 multiplied by (y) the Conversion Rate, and

                           (B) the average Closing Price of the Applicable Stock during the 10 Trading-Day period beginning on the Trading Day immediately following the final day of the Conversion Retraction Period (the "Cash Settlement Averaging Period"); and

                  (iii) if the Company elects to satisfy a fixed portion (other than 100%) of the Conversion Obligation in cash, the Conversion Settlement Distribution shall consist of (1) such cash amount ("Cash Amount") and (2) a number of shares of Applicable Stock equal to the excess, if any, of the number of shares calculated as set forth in clause (i) above over the number of shares equal to the sum, for each day of the Cash Settlement Averaging Period, of

         (x) 10% of the Cash Amount, divided by (y) the Closing Price of the Applicable Stock on such day.

         (b) At any time on or before any Final Notice Date, the Company will notify the Trustee whether it intends to satisfy all or any portion of the Conversion Obligation with respect to conversions of Securities for which the Company receives a Notice of Conversion after such Final Notice Date and the dollar amount to be satisfied in cash (which must be expressed either as 100% or as a fixed dollar amount). In such case, the applicable Conversion Settlement Distribution will be computed in the same manner as set forth in clause (a) above except that the Cash Settlement Averaging Period shall be the ten (10) Trading Days beginning on the first Trading Day following the Company's receipt of the Notice of Conversion. Holders shall not be permitted to retract any Notice of Conversion that is delivered after the Final Notice Date.

         SECTION 4.15.     COMPANY DETERMINATION FINAL.

         Any determination that the Company or the Board of Directors must make pursuant to this Article 4 shall be conclusive if made in good faith and in accordance with the provisions of this Article, absent manifest error, and set forth in a resolution of the Board of Directors.

                                    ARTICLE 5
                                  SUBORDINATION

         SECTION 5.1.      AGREEMENT OF SUBORDINATION.

         The Company covenants and agrees, and each Holder of Securities issued hereunder by its acceptance thereof likewise covenants and agrees, that all Securities shall be issued subject to the provisions of this Article 5; and each Person holding any Security, whether upon original issue or upon transfer, assignment or exchange thereof, accepts and agrees to be bound by such provisions.

         The payment of the principal of, premium, if any, and interest (including Additional Interest, if any) on all Securities (including, but not limited to, the Repurchase Price and the Fundamental Change Repurchase Price with respect to the Securities subject to purchase in accordance with Article 3 as provided in this Indenture) issued hereunder shall, to the extent and in the manner hereinafter set forth, be subordinated and subject in right of payment to the prior payment in full in cash or payment satisfactory to the holders of Senior Indebtedness of all Senior Indebtedness, whether outstanding at the date of this Indenture or thereafter incurred.

         No provision of this Article 5 shall prevent the occurrence of any default or Event of Default hereunder.

         SECTION 5.2.      PAYMENTS TO HOLDERS.

         No payment shall be made with respect to the principal of, or premium, if any, or interest (including Additional Interest, if any) on the Securities (including, but not limited to, the Repurchase Price and the Fundamental Change Repurchase Price with respect to the Securities subject to purchase in accordance with Article 3 as provided in this Indenture), except payments and distributions made by the Trustee as permitted by the first or second paragraph of Section 5.5, if:

                  (i) a default in the payment of principal, premium, interest, rent or other obligations due on any Senior Indebtedness occurs and is continuing (or, in the case of Senior Indebtedness for which there is a period of grace, in the event of such a default that continues beyond the period of grace, if any, specified in the instrument or lease evidencing such Senior Indebtedness), unless and until such default shall have been cured or waived or shall have ceased to exist; or

                  (ii) a default, other than a payment default, on a Designated Senior Indebtedness occurs and is continuing that then permits holders of such Designated Senior Indebtedness to accelerate its maturity and the Trustee receives a notice of the default (a "Payment Blockage Notice") from a Representative or holder of Designated Senior Indebtedness or the Company.

         Subject to the provisions of Section 5.5, if the Trustee receives any Payment Blockage Notice pursuant to clause (ii) above, no subsequent Payment Blockage Notice shall be effective for purposes of this Section unless and until at least 365 days shall have elapsed since the initial effectiveness of the immediately prior Payment Blockage Notice. No nonpayment default that existed or was continuing on the date of delivery of any Payment Blockage Notice to the Trustee (unless such default was waived, cured or otherwise ceased to exist and thereafter subsequently reoccurred) shall be, or be made, the basis for a subsequent Payment Blockage Notice.

         The Company may and shall resume payments on and distributions in respect of the Securities upon the earlier of:

                  (a) in the case of a default referred to in clause (i) above, the date upon which the default is cured or waived or ceases to exist, or

                  (b) in the case of a default referred to in clause (ii) above, the earlier of the date on which such default is cured or waived or ceases to exist or 179 days pass after the date on which the applicable Payment Blockage Notice is received, if the maturity of such Designated Senior Indebtedness has not been accelerated, unless this
         Article 5 otherwise prohibits the payment or distribution at the time of such payment or distribution.

         Upon any payment by the Company, or distribution of assets of the Company of any kind or character, whether in cash, property or securities, to creditors upon any dissolution or winding-up or liquidation or reorganization of the Company (whether voluntary or involuntary) or in bankruptcy, insolvency, receivership or similar proceedings, all amounts due or to become due upon all Senior Indebtedness shall first be paid in full in cash to the holders of Senior Indebtedness before any payment is made on account of the principal of, premium, if any, or interest (including Additional Interest, if any) on the Securities (except payments made pursuant to Article 10 from monies deposited with the Trustee pursuant thereto prior to commencement of proceedings for such dissolution, winding-up, liquidation or reorganization); and upon any such dissolution or winding-up or liquidation or reorganization of the Company or bankruptcy, insolvency, receivership or other proceeding, any payment by the Company, or distribution of assets of the Company of any kind or character, whether in cash, property or securities, to which the Holders of the Securities or the Trustee would be entitled, except for the provision of this Article 5, shall (except as aforesaid) be paid by the Company or by any receiver, trustee in bankruptcy, liquidating trustee, agent or other Person making such payment or distribution, or by the Holders of the Securities or by the Trustee under this Indenture if received by them or it, directly to the holders of Senior Indebtedness (pro rata to such holders on the basis of the respective amounts of Senior Indebtedness held by such holders, or as otherwise required by law or a court order) or their representative or representatives, or to the trustee or trustees under any indenture pursuant to which any instruments evidencing any Senior Indebtedness may have been issued, as their respective interests may appear, to the extent necessary to pay all Senior Indebtedness in full in cash, after giving effect to any concurrent payment or distribution to or for the holders of Senior Indebtedness, before any payment or distribution is made to the Holders of the Securities or to the Trustee.

         For purposes of this Article 5, the words, "cash, property or securities" shall not be deemed to include shares of stock of the Company as reorganized or readjusted, or securities of the Company or any other corporation provided for by a plan of reorganization or readjustment, the payment of which is subordinated at least to the extent provided in this Article 5 with respect to the Securities to the payment of all Senior Indebtedness which may at the time be outstanding; provided that (i) the Senior Indebtedness is assumed by the new corporation, if any, resulting from any reorganization or readjustment, and
(ii) the rights of the holders of Senior Indebtedness (other than leases which are not assumed by the Company or the new corporation, as the case may be) are not, without the consent of such holders, altered by such reorganization or readjustment. The consolidation of the Company with, or the merger of the Company into, another corporation or the liquidation or dissolution of the Company following the conveyance, transfer or lease of its property as an entirety, or substantially as an entirety, to another corporation upon the terms and conditions provided for in Article 7 shall not be deemed a dissolution, winding-up, liquidation or reorganization for the purposes of this Section 5.2 if such other corporation shall, as a part of such consolidation, merger, conveyance, transfer or lease, comply with the conditions stated in Article 7.

         In the event of the acceleration of the Securities because of an Event of Default, no payment or distribution shall be made to the Trustee or any Holder of Securities in respect of the principal of, premium, if any, or interest (including Additional Interest, if any) on the Securities by the Company (including, but not limited to, the Repurchase Price and the Fundamental Change Repurchase Price with respect to the Securities subject to purchase in accordance with Article 3 as provided in this Indenture), except payments and distributions made by the Trustee as permitted by Section 5.5, until all Senior Indebtedness has been paid in full in cash or such acceleration is rescinded in accordance with the terms of this Indenture. If payment of the Securities is accelerated because of an Event of Default, the Company shall promptly notify holders of Senior Indebtedness of such acceleration.

         In the event that, notwithstanding the foregoing provisions, any payment or distribution of assets of the Company of any kind or character, whether in cash, property or securities (including, without limitation, by way of setoff or otherwise), prohibited by the foregoing, shall be received by the Trustee, the Paying Agent or the Holders of the Securities before all Senior Indebtedness is paid in full in cash or other payment satisfactory to the holders of Senior Indebtedness, or provision is made for such payment thereof in accordance with its terms in cash, such payment or distribution shall be held in trust for the benefit of and shall be paid over or delivered to the holders of Senior Indebtedness or their representative or representatives, or to the trustee or trustees under any indenture pursuant to which any instruments evidencing any Senior Indebtedness may have been issued, as their respective interests may appear, as calculated by the Company, for application to the payment of all Senior Indebtedness remaining unpaid to the extent necessary to pay all Senior Indebtedness in full in cash, after giving effect to any concurrent payment or distribution to or for the holders of such Senior Indebtedness.

         Nothing in this Section 5.2 shall apply to claims of, or payments to, the Trustee under or pursuant to Section 9.7. This Section 5.2 shall be subject to the further provisions of Section 5.5.

         SECTION 5.3.      SUBROGATION OF SECURITIES.

         Subject to the payment in full in cash of all Senior Indebtedness, the rights of the Holders of the Securities shall be subrogated to the extent of the payments or distributions made to the holders of such Senior Indebtedness pursuant to the provisions of this Article 5 (equally and ratably with the holders of all indebtedness of the Company which by its express terms is subordinated to other indebtedness of the Company to substantially the same extent as the Securities are subordinated and is entitled to like rights of subrogation) to the rights of the holders of Senior Indebtedness to receive payments or distributions of cash, property or securities of the Company applicable to the Senior Indebtedness until the principal, premium, if any, and interest (including Additional Interest, if any) on the Securities shall be paid in full in cash; and, for the purposes of such subrogation, no payments or distributions to the holders of the Senior Indebtedness of any cash, property or securities to which the Holders of the Securities or the Trustee would be entitled except for the provisions of this Article 5, and no payment over pursuant to the provisions of this Article 5, to or for the benefit of the holders of Senior Indebtedness by Holders of the Securities or the Trustee, shall, as between the Company, its creditors other than holders of Senior Indebtedness, and the Holders of the Securities, be deemed to be a payment by the Company to or on account of the Senior Indebtedness; and no payments or distributions of cash, property or securities to or for the benefit of the Holders of the Securities pursuant to the subrogation provisions of this Article 5, which would otherwise have been paid to the holders of Senior Indebtedness shall be deemed to be a payment by the Company to or for the account of the Securities. It is understood that the provisions of this Article 5 are and are intended solely for the purposes of defining the relative rights of the Holders of the Securities, on the one hand, and the holders of the Senior Indebtedness, on the other hand.

         Nothing contained in this Article 5 or elsewhere in this Indenture or in the Securities is intended to or shall impair, as among the Company, its creditors other than the holders of Senior Indebtedness, and the Holders of the Securities, the obligation of the Company, which is absolute and unconditional, to pay to the Holders of the Securities the principal of (and premium, if any) and interest on the Securities as and when the same shall become due and payable in accordance with their terms, or is intended to or shall affect the relative rights of the Holders of the Securities and creditors of the Company other than the holders of the Senior Indebtedness, nor shall anything herein or therein prevent the Trustee or the Holder of any Security from exercising all remedies otherwise permitted by applicable law upon default under this Indenture, subject to the rights, if any, under this Article 5 of the holders of Senior Indebtedness in respect of cash, property or securities of the Company received upon the exercise of any such remedy.

         Upon any payment or distribution of assets of the Company referred to in this Article 5, the Trustee, subject to the provisions of Section 9.1, and the Holders of the Securities shall be entitled to rely upon any order or decree made by any court of competent jurisdiction in which such bankruptcy, dissolution, winding-up, liquidation or reorganization proceedings are pending, or a certificate of the receiver, trustee in bankruptcy, liquidating trustee, agent or other person making such payment or distribution, delivered to the Trustee or to the Holders of the Securities, for the purpose of ascertaining the persons entitled to participate in such distribution, the holders of the Senior Indebtedness and other indebtedness of the Company, the amount thereof or payable thereon and all other facts pertinent thereto or to this Article 5.

         SECTION 5.4.      AUTHORIZATION TO EFFECT SUBORDINATION.

         Each Holder of a Security by the Holder's acceptance thereof authorizes and directs the Trustee on the Holder's behalf to take such action as may be necessary or appropriate to effectuate the subordination as provided in this
Article 5 and appoints the Trustee to act as the Holder's attorney-in-fact for any and all such purposes. If the Trustee does not file a proper proof of claim or proof of debt in the form required in any proceeding referred to in Section
5.3 hereof at least 30 days before the expiration of the time to file such claim, the holders of any Senior Indebtedness or their representatives are hereby authorized to file an appropriate claim for and on behalf of the Holders of the Securities.

         SECTION 5.5.      NOTICE TO TRUSTEE.

         The Company shall give prompt written notice in the form of an Officers' Certificate to a Trust Officer of the Trustee and to any Paying Agent of any fact known to the Company which would prohibit the making of any payment of monies to or by the Trustee or any Paying Agent in respect of the Securities pursuant to the provisions of this Article 5. Notwithstanding the provisions of this Article 5 or any other provision of this Indenture, the Trustee shall not be charged with knowledge of the existence of any facts which would prohibit the making of any payment of monies to or by the Trustee in respect of the Securities pursuant to the provisions of this Article 5, unless and until a Trust Officer of the Trustee shall have received written notice thereof at the Corporate Trust Office from the Company (in the form of an Officers' Certificate) or a Representative or a Holder or Holders of Senior Indebtedness or from any trustee thereof; and before the receipt of any such written notice, the Trustee, subject to the provisions of Section 9.1, shall be entitled in all respects to assume that no such facts exist; provided that if on a date not less than one Business Day prior to the date upon which by the terms hereof any such monies may become payable for any purpose (including, without limitation, the payment of the principal of, or premium, if any, or interest on any Security) the Trustee shall not have received, with respect to such monies, the notice provided for in this Section 5.5, then, anything herein contained to the contrary notwithstanding, the

Trustee shall have full power and authority to receive such monies and to apply the same to the purpose for which they were received, and shall not be affected by any notice to the contrary which may be received by it on or after such prior date. Notwithstanding anything in this Article 5 to the contrary, nothing shall prevent any payment by the Trustee to the Holders of monies deposited with it pursuant to Article 10, and any such payment shall not be subject to the provisions of Article 5.

         The Trustee, subject to the provisions of Section 9.1, shall be entitled to rely on the delivery to it of a written notice by a Representative or a person representing himself to be a holder of Senior Indebtedness (or a trustee on behalf of such holder) to establish that such notice has been given by a Representative or a holder of Senior Indebtedness or a trustee on behalf of any such holder or holders. In the event that the Trustee determines in good faith that further evidence is required with respect to the right of any person as a holder of Senior Indebtedness to participate in any payment or distribution pursuant to this Article 5, the Trustee may request such Person to furnish evidence to the reasonable satisfaction of the Trustee as to the amount of Senior Indebtedness held by such Person, the extent to which such Person is entitled to participate in such payment or distribution and any other facts pertinent to the rights of such Person under this Article 5, and if such evidence is not furnished the Trustee may defer any payment to such Person pending judicial determination as to the right of such Person to receive such payment.

         SECTION 5.6.      TRUSTEE'S RELATION TO SENIOR INDEBTEDNESS.

         The Trustee in its individual capacity shall be entitled to all the rights set forth in this Article 5 in respect of any Senior Indebtedness at any time held by it, to the same extent as any other holder of Senior Indebtedness, and nothing in Section 9.11 or elsewhere in this Indenture shall deprive the Trustee of any of its rights as such holder.

         With respect to the holders of Senior Indebtedness, the Trustee undertakes to perform or to observe only such of its covenants and obligations as are specifically set forth in this Article 5, and no implied covenants or obligations with respect to the holders of Senior Indebtedness shall be read into this Indenture against the Trustee. The Trustee shall not be deemed to owe any fiduciary duty to the holders of Senior Indebtedness and, subject to the provisions of Section 9.1, the Trustee shall not be liable to any holder of Senior Indebtedness if it shall pay over or deliver to Holders of Securities, the Company or any other person money or assets to which any holder of Senior Indebtedness shall be entitled by virtue of this Article 5 or otherwise.

         SECTION 5.7.      NO IMPAIRMENT OF SUBORDINATION.

         No right of any present or future holder of any Senior Indebtedness to enforce subordination as herein provided shall at any time in any way be prejudiced or impaired by any act or failure to act on the part of the Company or by any act or failure to act, in good faith, by any such holder, or by any noncompliance by the Company with the terms, provisions and covenants of this Indenture, regardless of any knowledge thereof which any such holder may have or otherwise be charged with.

         SECTION 5.8.      CERTAIN CONVERSIONS DEEMED PAYMENT.

         For the purposes of this Article 5 only, (1) the issuance and delivery of junior securities upon conversion of Securities in accordance with Article 4 shall not be deemed to constitute a payment or distribution on account of the principal of (or premium, if any) or interest on Securities or on account of the purchase or other acquisition of Securities, and (2) the payment, issuance or delivery of cash (except in satisfaction of fractional shares pursuant to Section 4.3), property or securities (other than junior securities) upon conversion of a Security shall be deemed to constitute payment on account of the principal of such Security. For the purposes of this Section 5.8, the term "junior securities" means (a) shares of any stock of any class of the Company, or (b) securities of the Company which are subordinated in right of payment to all Senior Indebtedness which may be outstanding at the time of issuance or delivery of such securities to substantially the same extent as, or to a greater extent than, the Securities are so subordinated as provided in this Article. Nothing contained in this Article 5 or elsewhere in this Indenture or in the Securities is intended to or shall impair, as among the Company, its creditors other than holders of Senior Indebtedness and the Holders, the right, which is absolute and unconditional, of the Holder of any Security to convert such Security in accordance with Article 4.

         SECTION 5.9.      ARTICLE APPLICABLE TO PAYING AGENTS.

         If at any time any Paying Agent other than the Trustee shall have been appointed by the Company and be then acting hereunder, the term "Trustee" as used in this Article shall (unless the context otherwise requires) be construed as extending to and including such Paying Agent within its meaning as fully for all intents and purposes as if such Paying Agent were named in this Article in addition to or in place of the Trustee; provided, however, that the first paragraph of Section 5.5 shall not apply to the Company or any Affiliate of the Company if it or such Affiliate acts as Paying Agent.

         SECTION 5.10.     SENIOR INDEBTEDNESS ENTITLED TO RELY.

         The holders of Senior Indebtedness (including, without limitation, Designated Senior Indebtedness) shall have the right to rely upon this Article 5, and no amendment or modification of the provisions contained herein shall diminish the rights of such holders unless such holders shall have agreed in writing thereto.

                                    ARTICLE 6
                                    COVENANTS

         SECTION 6.1.      PAYMENT OF SECURITIES.

         The Company shall promptly make all payments in respect of the Securities on the dates and in the manner provided in the Securities and this Indenture. An installment of principal or interest or Additional Interest, if any, shall be considered paid on the date it is due if the Paying Agent (other than the Company) holds by 11:00 a.m., New York City time, on that date money, deposited by the Company or an Affiliate thereof, sufficient to pay the installment. The Company shall, (in immediately available funds) to the fullest extent permitted by law, pay interest on overdue principal (including premium, if any) and overdue installments of interest at the rate of one percent (1%) per annum.

         Payment of the principal of (and premium, if any) and any interest on the Securities shall be made at the office or agency of the Company maintained for that purpose in the Borough of Manhattan, The City of New York (which shall initially be U.S. Bank Trust National Association, as agent of the Trustee) or at the Corporate Trust Office of the Trustee in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; provided, however, that at the option of the Company payment of interest may be made by check mailed to the address of the Person entitled thereto as such address appears in the Register; provided further that a Holder with an aggregate principal amount in excess of $2,000,000 will be paid by wire transfer in immediately available funds at the election of such Holder if such Holder has provided wire transfer instructions to the Company at least 10 Business Days prior to the payment date.

         SECTION 6.2.      SEC REPORTS.

         The Company shall file all reports and other information and documents which it is required to file with the SEC pursuant to Section 13 or 15(d) of the Exchange Act, and within 15 days after it files them with the SEC, the Company shall file copies of all such reports, information and other documents with the Trustee. It is agreed that the posting by the Company of said reports, information and other documents shall constitute "filing" of such reports with the Trustee for purposes of this Section 6.2.

         Delivery of such reports, information and documents to the Trustee is for informational purposes only and the Trustee's receipt of such shall not constitute constructive notice of any information contained therein or determinable from information contained therein, including the Company's compliance with any of its covenants hereunder (as to which the Trustee is entitled to rely exclusively on Officers' Certificates).

         SECTION 6.3.      COMPLIANCE CERTIFICATES.

         The Company shall deliver to the Trustee, within 90 days after the end of each fiscal year of the Company (beginning with the fiscal year ending December 31, 2003), an Officers' Certificate as to the signer's knowledge of the Company's compliance with all conditions and covenants on its part contained in this Indenture and stating whether or not the signer knows of any default or Event of Default. If such signer knows of such a default or Event of Default, the Officers' Certificate shall describe the default or Event of Default and the efforts to remedy the same. For the purposes of this Section 6.3, compliance shall be determined without regard to any grace period or requirement of notice provided pursuant to the terms of this Indenture.

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

         SECTION 6.4.      FURTHER INSTRUMENTS AND ACTS.

         Upon request of the Trustee, the Company will execute and deliver such further instruments and do such further acts as may be reasonably necessary or proper to carry out more effectively the purposes of this Indenture.

         SECTION 6.5.      MAINTENANCE OF CORPORATE EXISTENCE.

         Subject to Article 7, the Company will do or cause to be done all things necessary to preserve and keep in full force and effect its corporate existence.

         SECTION 6.6.      RULE 144A INFORMATION REQUIREMENT.

         Within the period prior to the expiration of the holding period applicable to sales thereof under Rule 144(k) under the Securities Act (or any successor provision), the Company covenants and agrees that it shall, during any period in which it is not subject to Section 13 or 15(d) under the Exchange Act, upon the request of any Holder or beneficial holder of the Securities make available to such Holder or beneficial holder of Securities or any Applicable Stock issued upon conversion thereof which continue to be Transfer Restricted Securities in connection with any sale thereof and any prospective purchaser of Securities or such Applicable Stock designated by such Holder or beneficial holder, the information required pursuant to Rule 144A(d)(4) under the Securities Act or such Applicable Stock and it will take such further action as any Holder or beneficial holder of such Securities or such Applicable Stock may reasonably request, all to the extent required from time to time to enable such Holder or beneficial holder to sell its Securities or Applicable Stock without registration under the Securities Act within the limitation of the exemption provided by Rule 144A, as such Rule may be amended from time to time. Upon the request of any Holder or any beneficial holder of the Securities or such Applicable Stock, the Company will deliver to such Holder a written statement as to whether it has complied with such requirements.

         SECTION 6.7.      STAY, EXTENSION AND USURY LAWS.

         The Company covenants (to the extent that it may lawfully do so) that it shall not at any time insist upon, plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay, extension or usury law or other law which would prohibit or forgive the Company from paying all or any portion of the principal of, premium, if any, or interest (including Additional Interest, if any) on the Securities as contemplated herein, wherever enacted, now or at any time hereafter in force, or which may affect the covenants or the performance of this Indenture, and the Company (to the extent it may lawfully do so) hereby expressly waives all benefit or advantage of any such law and covenants that it will not, by resort to any such law, hinder, delay or impede the execution of any power herein granted to the Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.

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

         SECTION 6.8.      PAYMENT OF ADDITIONAL INTEREST.

         If Additional Interest is payable by the Company pursuant to the Registration Rights Agreement, the Company shall deliver to the Trustee an Officers' Certificate to that effect stating (i) the amount of such Additional Interest that is payable and (ii) the date on which such Additional Interest is payable. Unless and until a Trust Officer of the Trustee receives such an Officers' Certificate, the Trustee may assume without inquiry that no such Additional Interest is payable. If the Company has paid Additional Interest directly to the Persons entitled to it, the Company shall deliver to the Trustee a certificate setting forth the particulars of such payment.

                                   ARTICLE 7
              CONSOLIDATION, MERGER, CONVEYANCE, TRANSFER OR LEASE

         SECTION 7.1.      COMPANY MAY CONSOLIDATE, ETC, ONLY ON CERTAIN TERMS.

         The Company shall not consolidate with or merge with or into any other Person (in a transaction in which the Company is not the surviving corporation) or convey, transfer or lease its properties and assets substantially as an entirety to any Person, unless:

         (1) in case the Company shall consolidate with or merge with or into another Person (in a transaction in which the Company is not the surviving corporation) or convey, transfer or lease its properties and assets substantially as an entirety to any Person, the Person formed by such consolidation or into which the Company is merged or the Person which acquires by conveyance or transfer, or which leases, the properties and assets of the Company substantially as an entirety shall be a corporation organized and validly existing under the laws of the United States of America, any State thereof or the District of Columbia and shall expressly assume, by an indenture supplemental hereto, executed and delivered to the Trustee, in form satisfactory to the Trustee, the due and punctual payment of the principal of and any premium and interest on all the Securities and the performance or observance of every covenant of this Indenture on the part of the Company to be performed or observed and the conversion rights shall be provided for in accordance with
Article 4, by supplemental indenture satisfactory in form to the Trustee, executed and delivered to the Trustee, by the Person (if other than the Company) formed by such consolidation or into which the Company shall have been merged or by the Person which shall have acquired the Company's assets;

         (2) immediately after giving effect to such transaction, no Event of Default, and no event which, after notice or lapse of time or both, would become an Event of Default, shall have happened and be continuing; and

         (3) the Company has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that such consolidation, merger, conveyance, transfer or lease and, if a supplemental indenture is required in connection with such transaction, such supplemental indenture comply with this Article and that all conditions precedent herein provided for relating to such transaction have been complied with.

         SECTION 7.2.      SUCCESSOR SUBSTITUTED.

         Upon any consolidation of the Company with, or merger of the Company into, any other Person or any conveyance, transfer or lease of the properties and assets of the Company substantially as an entirety in accordance with
Section 7.1, the successor Person formed by such consolidation or into which the Company is merged or to which such conveyance, transfer or lease is made shall succeed to, and be substituted for, and may exercise every right and power of, the Company under this Indenture with the same effect as if such successor Person had been named as the Company herein, and thereafter, except in the case of a lease, the predecessor Person shall be discharged of all obligations and covenants under this Indenture and the Securities.

                                   ARTICLE 8
                              DEFAULT AND REMEDIES

         SECTION 8.1.      EVENTS OF DEFAULT.

         An "Event of Default" shall occur if:

         (1) the Company defaults in the payment of any principal of (including, without limitation, any premium, if any, on) any Security when the same becomes due and payable (whether at maturity, on a Repurchase Date or Fundamental Change Repurchase Date or otherwise), whether or not such payment shall be prohibited by the provisions of Article 5 hereof;

         (2) the Company defaults in the payment of any interest or Additional Interest, if any, on any Security when the same becomes due and payable and the default continues for a period of 30 days, whether or not such payment shall be prohibited by the provisions of Article 5 hereof;

         (3) the Company fails to comply with any of its other agreements contained in the Securities or this Indenture and the default continues for the period and after the notice specified below;

         (4) the Company fails to provide notice of a Fundamental Change to the Trustee and to each Holder when required by Section 3.9 for a period of 30 days after notice of failure to do so; or

         (5) the Company, pursuant to or within the meaning of any Bankruptcy Law:

                  (A)      commences a voluntary case or proceeding;

                  (B) consents to the entry of an order for relief against it in an involuntary case or proceeding;

                  (C) consents to the appointment of a Custodian of it or for all or substantially all of its property; or

                  (D) makes a general assignment for the benefit of its creditors; or

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

         (6) a court of competent jurisdiction enters an order or decree under any Bankruptcy Law that:

                  (A) is for relief against the Company in an involuntary case or proceeding;

                  (B) appoints a Custodian of the Company for all or substantially all of the property of the Company; or

                  (C)      orders the liquidation of the Company;

and in each case the order or decree remains unstayed and in effect for 60 consecutive days.

         The term "Bankruptcy Law" means Title 11 of the United States Code (or any successor thereto) or any similar federal or state law for the relief of debtors. The term "Custodian" means any receiver, trustee, assignee, liquidator, sequestrator or similar official under any Bankruptcy Law.

         A default under clause (3) above is not an Event of Default until the Trustee notifies the Company, or the Holders of at least 25% in aggregate principal amount of the Securities then outstanding notify the Company and the Trustee, in writing of the default, and the Company does not cure the default within 60 days after receipt of such notice. The notice given pursuant to this
Section 8.1 must specify the default, demand that it be remedied and state that the notice is a "Notice of Default." When any default under this Section 8.1 is cured, it ceases.

         The Trustee shall not be charged with knowledge of any Event of Default unless written notice thereof shall have been given to a Trust Officer at the Corporate Trust Office of the Trustee by the Company, a Paying Agent, any Holder or any agent of any Holder.

         SECTION 8.2.      ACCELERATION.

         If an Event of Default (other than an Event of Default specified in clause (5) or (6) of Section 8.1) occurs and is continuing, the Trustee may, by notice to the Company, or the Holders of at least 25% in aggregate principal amount of the Securities then outstanding may, by notice to the Company and the Trustee, declare the principal amount, plus accrued and unpaid interest and Additional Interest, if any, on the Securities then outstanding (if not then due and payable) to be due and payable upon any such declaration, and the same shall become and be immediately due and payable. If an Event of Default specified in clause (5) or (6) of Section 8.1 occurs, the principal amount, plus accrued and unpaid interest and Additional Interest, if any, on the Securities then outstanding shall ipso facto become and be immediately due and payable without any declaration or other act on the part of the Trustee or any Holder. The Holders of a majority in aggregate principal amount of the Securities then outstanding by notice to the Trustee may rescind an acceleration and its consequences if (a) all existing Events of Default, other than the nonpayment of the principal, premium, if any, interest or Additional Interest, if any on the Securities which has become due solely by such declaration of acceleration, have been cured or waived; (b) to the extent the payment of such interest is lawful, interest (calculated at 1% per annum) on overdue installments of interest, Additional Interest, if any, and overdue principal, which has become due otherwise than by such

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declaration of acceleration, has been paid; (c) the rescission would not conflict with any judgment or decree of a court of competent jurisdiction; and
(d) all payments due to the Trustee and any predecessor Trustee under Section
9.7 have been made. No such rescission shall affect any subsequent default or impair any right consequent thereto.

         SECTION 8.3.      OTHER REMEDIES.

         If an Event of Default occurs and is continuing, the Trustee may, but shall not be obligated to, pursue any available remedy by proceeding at law or in equity to collect the payment of the principal of or interest on the Securities or to enforce the performance of any provision of the Securities or this Indenture.

         The Trustee may maintain a proceeding even if it does not possess any of the Securities or does not produce any of them in the proceeding. A delay or omission by the Trustee or any Securityholder in exercising any right or remedy accruing upon an Event of Default shall not impair the right or remedy or constitute a waiver of or acquiescence in the Event of Default. No remedy is exclusive of any other remedy. All available remedies are cumulative to the extent permitted by law.

         SECTION 8.4.      WAIVER OF DEFAULTS AND EVENTS OF DEFAULT.

         Subject to Sections 8.7 and 11.2, the Holders of a majority in aggregate principal amount of the Securities then outstanding by notice to the Trustee may waive an existing default or Event of Default and its consequence, except a default or Event of Default in the payment of the principal of, premium, if any, or interest on any Security, a failure by the Company to convert any Securities into Applicable Stock in accordance with the provisions of the Note and this Indenture or any default or Event of Default in respect of any provision of this Indenture or the Securities which, under Section 11.2, cannot be modified or amended without the consent of the Holder of each Security affected. When a default or Event of Default is waived, it is cured and ceases.

         SECTION 8.5.      CONTROL BY MAJORITY.

         The Holders of a majority in aggregate principal amount of the Securities then outstanding may direct the time, method and place of conducting any proceeding for any remedy available to the Trustee or exercising any trust or power conferred on it. However, the Trustee may refuse to follow any direction that conflicts with law or this Indenture, that the Trustee determines may be unduly prejudicial to the rights of another Holder or the Trustee, or that may involve the Trustee in personal liability unless the Trustee is offered indemnity satisfactory to it; provided, however, that the Trustee may take any other action deemed proper by the Trustee which is not inconsistent with such direction.

         SECTION 8.6.      LIMITATIONS ON SUITS.

         A Holder may not pursue any remedy with respect to this Indenture or the Securities (except actions for payment of overdue principal or interest or for the conversion of the Securities pursuant to Article 4) unless:

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         (1)      the Holder gives to the Trustee written notice of a continuing
Event of Default;

         (2) the Holders of at least 25% in aggregate principal amount of the then outstanding Securities make a written request to the Trustee to pursue the remedy;

         (3) such Holder or Holders offer to the Trustee reasonable indemnity to the Trustee against any loss, liability or expense;

         (4) the Trustee does not comply with the request within 60 days after receipt of the request and the offer of indemnity; and

         (5) no direction inconsistent with such written request has been given to the Trustee during such 60-day period by the Holders of a majority in aggregate principal amount of the Securities then outstanding.

         A Securityholder may not use this Indenture to prejudice the rights of another Securityholder or to obtain a preference or priority over such other Securityholder.

         SECTION 8.7.      RIGHTS OF HOLDERS TO RECEIVE PAYMENT AND TO CONVERT.

         Notwithstanding any other provision of this Indenture, the right of any Holder of a Security to receive payment of the principal of and interest on the Security, on or after the respective due dates expressed in the Security and this Indenture, to convert such Security in accordance with Article 4 and to bring suit for the enforcement of any such payment on or after such respective dates or the right to convert, is absolute and unconditional and shall not be impaired or affected without the consent of the Holder.

         SECTION 8.8.      COLLECTION SUIT BY TRUSTEE.

         If an Event of Default in the payment of principal or interest specified in clause (1) or (2) of Section 8.1 occurs and is continuing, the Trustee may recover judgment in its own name and as trustee of an express trust against the Company or another obligor on the Securities for the whole amount of principal and accrued interest remaining unpaid, together with, to the extent that payment of such interest is lawful, interest on overdue principal and on overdue installments of interest, in each case at the rate of one percent (1%) per annum and such further amount as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel.

         SECTION 8.9.      TRUSTEE MAY FILE PROOFS OF CLAIM.

         The Trustee may file such proofs of claim and other papers or documents as may be necessary or advisable in order to have the claims of the Trustee (including any claim for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel) and the Holders allowed in any judicial proceedings relative to the Company (or any other

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obligor on the Securities), its creditors or its property and shall be entitled and empowered to collect and receive any money or other property payable or deliverable on any such claims and to distribute the same, and any Custodian in any such judicial proceeding is hereby authorized by each Holder to make such payments to the Trustee and, in the event that the Trustee shall consent to the making of such payments directly to the Holders, to pay to the Trustee any amount due to it for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, and any other amounts due the Trustee under Section 9.7, and to the extent that such payment of the reasonable compensation, expenses, disbursements and advances in any such proceedings shall be denied for any reason, payment of the same shall be secured by a lien on, and shall be paid out of, any and all distributions, dividends, money, securities and other property which the Holders may be entitled to receive in such proceedings, whether in liquidation or under any plan of reorganization or arrangement or otherwise. Nothing herein contained shall be deemed to authorize the Trustee to authorize or consent to, or, on behalf of any Holder, to authorize, accept or adopt any plan of reorganization, arrangement, adjustment or composition affecting the Securities or the rights of any Holder thereof, or to authorize the Trustee to vote in respect of the claim of any Holder in any such proceeding.

         SECTION 8.10.     PRIORITIES.

         If the Trustee collects any money pursuant to this Article 8, it shall pay out the money in the following order:

         First, to the Trustee for amounts due under Section 9.7;

         Second, to the holders of Senior Indebtedness to the extent required by
Article 5;

         Third, to Holders for amounts due and unpaid on the Securities for principal and interest (including Additional Interest, if any), ratably, without preference or priority of any kind, according to the amounts due and payable on the Securities for principal and interest (including Additional Interest, if any), respectively; and

         Fourth, the balance, if any, to the Company.

         The Trustee may fix a record date and payment date for any payment to Holders pursuant to this Section 8.10.

         SECTION 8.11.     UNDERTAKING FOR COSTS.

         In any suit for the enforcement of any right or remedy under this Indenture or in any suit against the Trustee for any action taken or omitted by it as Trustee, a court in its discretion may require the filing by any party litigant in the suit of an undertaking to pay the costs of the suit, and the court in its discretion may assess reasonable costs, including reasonable attorneys' fees and expenses, against any party litigant in the suit, having due regard to the merits and good faith of the claims or defenses made by the party litigant. This Section 8.11 does not apply to a suit made by the

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Trustee, a suit by a Holder pursuant to Section 8.7, or a suit by Holders of more than 10% in aggregate principal amount of the Securities then outstanding.

                                    ARTICLE 9
                                     TRUSTEE

         SECTION 9.1.      DUTIES OF TRUSTEE.

         (a) If an Event of Default has occurred and is continuing, the Trustee shall exercise such of the rights and powers vested in it by this Indenture and use the same degree of care and skill in its exercise as a prudent person would exercise or use under the circumstances in the conduct of his or her own affairs.

         (b)      Except during the continuance of an Event of Default:

                  (1) the Trustee need perform only those duties as are specifically set forth in this Indenture and no others; and (2) in the absence of bad faith on its part, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture. The Trustee, however, shall examine any certificates and opinions which by any provision hereof are specifically required to be delivered to the Trustee to determine whether or not they conform to the requirements of this Indenture.

         (c) The Trustee may not be relieved from liability for its own negligent action, its own negligent failure to act, or its own willful misconduct, except that:

                  (1) this paragraph does not limit the effect of subsection (b) of this Section 9.1;

                  (2) the Trustee shall not be liable for any error of judgment made in good faith by a Trust Officer, unless it is proved that the Trustee was negligent in ascertaining the pertinent facts; and

                  (3) the Trustee shall not be liable with respect to any action it takes or omits to take in good faith in accordance with a direction received by it pursuant to Section 8.5.

         (d) No provision of this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder or in the exercise of any of its rights or powers unless the Trustee shall have received adequate indemnity in its opinion against potential costs and liabilities incurred by it relating thereto.

         (e) Every provision of this Indenture that in any way relates to the Trustee is subject to subsections (a), (b), (c) and (d) of this Section 9.1.

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         (f)      The Trustee shall not be liable for interest on any money
received by it except as the Trustee may agree in writing with the Company. Money held in trust by the Trustee need not be segregated from other funds except to the extent required by law.

         SECTION 9.2.      RIGHTS OF TRUSTEE.

         Subject to Section 9.1:

         (a) The Trustee may rely conclusively on any document believed by it to be genuine and to have been signed or presented by the proper person. The Trustee need not investigate any fact or matter stated in the document.

         (b) Before the Trustee acts or refrains from acting, it may require an Officers' Certificate or an Opinion of Counsel, which shall conform to Section 12.4(b). The Trustee shall not be liable for any action it takes or omits to take in good faith in reliance on such Officers' Certificate or Opinion.

         (c) The Trustee may act through its agents and shall not be responsible for the misconduct or negligence of any agent appointed with due care.

         (d) The Trustee shall not be liable for any action it takes or omits to take in good faith which it believes to be authorized or within its rights or powers.

         (e) The Trustee may consult with counsel of its selection, and the advice or opinion of such counsel as to matters of law shall be full and complete authorization and protection in respect of any such action taken, omitted or suffered by it hereunder in good faith and in accordance with the advice or opinion of such counsel.

         (f) The Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request or direction of any of the Holders pursuant to this Indenture, unless such Holders shall have offered to the Trustee security or indemnity satisfactory to the Trustee against the costs, expenses and liabilities which might be incurred by it in compliance with such request or direction.

         (g) The Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document, but the Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit, and, if the Trustee shall determine to make such further inquiry or investigation, it shall be entitled to examine the books, records and premises of the Company, personally or by agent or attorney at the sole cost of the Company and shall incur no liability or additional liability of any kind by reason of such inquiry or investigation.

         (h) The Trustee shall not be deemed to have notice of any Default or Event of Default unless a Trust Officer of the Trustee has actual knowledge thereof or unless written notice of any

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

event which is in fact such a default is received by the Trustee at the Corporate Trust Office, and such notice references the Securities and this Indenture.

         (i) The rights, privileges, protections, immunities and benefits given to the Trustee, including, without limitation, its right to be indemnified, are extended to, and shall be enforceable by, the Trustee in each of its capacities hereunder, and to each agent, custodian and other Person employed to act hereunder.

         SECTION 9.3.      INDIVIDUAL RIGHTS OF TRUSTEE.

         The Trustee in its individual or any other capacity may become the owner or pledgee of Securities and may otherwise deal with the Company or an Affiliate of the Company with the same rights it would have if it were not Trustee. Any Agent may do the same with like rights. However, the Trustee is subject to Sections 9.10 and 9.11.

         SECTION 9.4.      TRUSTEE'S DISCLAIMER.

         The Trustee makes no representation as to the validity or adequacy of this Indenture or the Securities, it shall not be accountable for the Company's use of the proceeds from the Securities, and it shall not be responsible for any statement in the Securities other than its certificate of authentication.

         SECTION 9.5.      NOTICE OF DEFAULT OR EVENTS OF DEFAULT.

         If a default or an Event of Default occurs and is continuing and if it is known to the Trustee, the Trustee shall mail to each Securityholder notice of the default or Event of Default within 90 days after it occurs. However, the Trustee may withhold the notice if and so long as a committee of its Trust Officers in good faith determines that withholding notice is in the interests of Securityholders, except in the case of a default or an Event of Default in payment of the principal of or interest on any Security.

         SECTION 9.6.      REPORTS BY TRUSTEE TO HOLDERS.

         If such report is required by TIA Section 313, within 60 days after each May 15, beginning with the May 15 following the date of this Indenture, the Trustee shall mail to each Securityholder a brief report dated as of such May 15 that complies with TIA Section 313(a). The Trustee also shall comply with TIA
Section 313(b)(2) and (c).

         A copy of each report at the time of its mailing to Securityholders shall be mailed to the Company and filed with the SEC and each stock exchange, if any, on which the Securities are listed. The Company shall notify the Trustee whenever the Securities become listed on any stock exchange or listed or admitted to trading on any quotation system and any changes in the stock exchanges or quotation systems on which the Securities are listed or admitted to trading and of any delisting thereof.

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         SECTION 9.7.      COMPENSATION AND INDEMNITY.

         The Company shall pay to the Trustee from time to time such compensation (as agreed to from time to time by the Company and the Trustee in writing) for its services (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust). The Company shall reimburse the Trustee upon request for all reasonable disbursements, expenses and advances incurred or made by it. Such expenses may include the reasonable compensation, disbursements and expenses of the Trustee's agents and counsel.

         The Company shall indemnify the Trustee or any predecessor Trustee (which for purposes of this Section 9.7 shall include its officers, directors, employees and agents) for, and hold it harmless against, any and all loss, liability or expense including taxes (other than taxes based upon, measured by or determined by the income of the Trustee), (including reasonable legal fees and expenses) incurred by it in connection with the acceptance or administration of its duties under this Indenture or any action or failure to act as authorized or within the discretion or rights or powers conferred upon the Trustee hereunder including the reasonable costs and expenses of the Trustee and its counsel in defending itself against any claim or liability in connection with the exercise or performance of any of its powers or duties hereunder. The Trustee shall notify the Company promptly of any claim asserted against the Trustee for which it may seek indemnity. The Company need not pay for any settlement effected without its written consent, which shall not be unreasonably withheld.

         The Company need not reimburse the Trustee for any expense or indemnify it against any loss or liability incurred by it resulting from its gross negligence or bad faith.

         To secure the Company's payment obligations in this Section 9.7, the Trustee shall have a senior claim to which the Securities are hereby made subordinate on all money or property held or collected by the Trustee, except such money or property held in trust to pay the principal of and interest on the Securities. The obligations of the Company under this Section 9.7 shall survive the satisfaction and discharge of this Indenture or the resignation or removal of the Trustee.

         When the Trustee incurs expenses or renders services after an Event of Default specified in clause (5) or (6) of Section 8.1 occurs, the expenses and the compensation for the services are intended to constitute expenses of administration under any Bankruptcy Law. The provisions of this Section shall survive the termination of this Indenture.

         SECTION 9.8.      REPLACEMENT OF TRUSTEE.

         The Trustee may resign by so notifying the Company. The Holders of a majority in aggregate principal amount of the Securities then outstanding may remove the Trustee by so notifying the Trustee and may, with the Company's written consent, appoint a successor Trustee. The Company may remove the Trustee if:

                  (1)      the Trustee fails to comply with Section 9.10;

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                  (2)      the Trustee is adjudged as bankrupt or as insolvent;

                  (3) a receiver or other public officer takes charge of the Trustee or its property; or

                  (4)      the Trustee becomes incapable of acting as such.

         If the Trustee resigns or is removed or if a vacancy exists in the office of Trustee for any reason, the Company shall promptly appoint a successor Trustee. The resignation or removal of a Trustee shall not be effective until a successor Trustee shall have delivered the written acceptance of its appointment as described below.

         If a successor Trustee does not take office within 45 days after the retiring Trustee resigns or is removed, the retiring Trustee, the Company or the Holders of 10% in principal amount of the Securities then outstanding may petition any court of competent jurisdiction for the appointment of a successor Trustee at the expense of the Company.

         If the Trustee fails to comply with Section 9.10, any Holder may petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor Trustee.

         A successor Trustee shall deliver a written acceptance of its appointment to the retiring Trustee and to the Company. Immediately after that, the retiring Trustee shall transfer all property held by it as Trustee to the successor Trustee and be released from its obligations (exclusive of any liabilities that the retiring Trustee may have incurred while acting as Trustee) hereunder, the resignation or removal of the retiring Trustee shall become effective, and the successor Trustee shall have all the rights, powers and duties of the Trustee under this Indenture. A successor Trustee shall mail notice of its succession to each Holder.

         A retiring Trustee shall not be liable for the acts or omissions of any successor Trustee after its succession.

         Notwithstanding replacement of the Trustee pursuant to this Section 9.8, the Company's obligations under Section 9.7 shall continue for the benefit of the retiring Trustee.

         SECTION 9.9.      SUCCESSOR TRUSTEE BY MERGER, ETC.

         If the Trustee consolidates with, merges or converts into, or transfers all or substantially all of its corporate trust assets (including the administration of this Indenture) to, another corporation, the resulting, surviving or transferee corporation, without any further act, shall be the successor Trustee, provided such transferee corporation shall qualify and be eligible under Section 9.10. Such successor Trustee shall promptly mail notice of its succession to the Company and each Holder.

         SECTION 9.10.     ELIGIBILITY; DISQUALIFICATION.

         The Trustee shall always satisfy the requirements of paragraphs (1),
(2) and (5) of TIA Section 310(a). The Trustee (or its parent holding company) shall have a combined capital and

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

surplus of at least $50,000,000. If at any time the Trustee shall cease to satisfy any such requirements, it shall resign immediately in the manner and with the effect specified in this Article 9. The Trustee shall be subject to the provisions of TIA Section 310(b). Nothing herein shall prevent the Trustee from filing with the SEC the application referred to in the penultimate paragraph of TIA Section 310(b).

         SECTION 9.11.     PREFERENTIAL COLLECTION OF CLAIMS AGAINST COMPANY.

         The Trustee shall comply with TIA Section 311(a), excluding any creditor relationship listed in TIA Section 311(b). A Trustee who has resigned or been removed shall be subject to TIA Section 311(a) to the extent indicated therein.

                                   ARTICLE 10
                     SATISFACTION AND DISCHARGE OF INDENTURE

         SECTION 10.1.     SATISFACTION AND DISCHARGE OF INDENTURE.

         This Indenture shall cease to be of further effect (except as to any surviving rights of conversion, registration of transfer or exchange of Securities herein expressly provided for and except as further provided below), and the Trustee, on demand of and at the expense of the Company, shall execute proper instruments acknowledging satisfaction and discharge of this Indenture, when

         (1)      either

                  (A) all Securities theretofore authenticated and delivered (other than (i) Securities which have been destroyed, lost or stolen and which have been replaced or paid as provided in Section 2.7 and (ii) Securities for whose payment money has theretofore been deposited in trust and thereafter repaid to the Company as provided in
         Section 10.3) have been delivered to the Trustee for cancellation; or

                  (B) all such Securities not theretofore delivered to the Trustee for cancellation

                           (i)      have become due and payable, or

                           (ii) will become due and payable at the Final Maturity Date within one year,

         (2) and the Company, in the case of clause (i) or (ii) above, has irrevocably deposited or caused to be irrevocably deposited with the Trustee or a Paying Agent (other than the Company or any of its Affiliates) as trust funds in trust for the purpose cash in an amount sufficient to pay and discharge the entire indebtedness on such Securities not theretofore delivered to the Trustee for cancellation, for principal and interest (including Additional Interest, if any) to the date of such deposit (in the case of Securities which have become due and payable) or to the Final Maturity Date;

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

         (3) the Company has paid or caused to be paid all other sums payable hereunder by the Company; and

         (4) the Company has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that all conditions precedent herein provided for relating to the satisfaction and discharge of this Indenture have been complied with.

         Notwithstanding the satisfaction and discharge of this Indenture, the obligations of the Company to the Trustee under Section 9.7 shall survive and, if money shall have been deposited with the Trustee pursuant to subclause (B) of clause (1) of this Section, the provisions of Sections 2.3, 2.4, 2.5, 2.6, 2.7, 2.12, and 12.5, Article 3, Article 4, the last paragraph of Section 6.2 and this
Article 10, shall survive until the Securities have been paid in full.

         SECTION 10.2.     APPLICATION OF TRUST MONEY.

         Subject to the provisions of Section 10.3, the Trustee or a Paying Agent shall hold in trust, for the benefit of the Holders, all money deposited with it pursuant to Section 10.1 and shall apply the deposited money in accordance with this Indenture and the Securities to the payment of the principal of and interest on the Securities. Money so held in trust shall not be subject to the subordination provisions of Article 5.

         SECTION 10.3.     REPAYMENT TO COMPANY.

         The Trustee and each Paying Agent shall promptly pay to the Company upon request any excess money (i) deposited with them pursuant to Section 10.1 and (ii) held by them at any time.

         The Trustee and each Paying Agent shall pay to the Company upon request any money held by them for the payment of principal or interest that remains unclaimed for two years after a right to such money has matured; provided, however, that the Trustee or such Paying Agent, before being required to make any such payment, may at the expense of the Company cause to be mailed to each Holder entitled to such money notice that such money remains unclaimed and that after a date specified therein, which shall be at least 30 days from the date of such mailing, any unclaimed balance of such money then remaining will be repaid to the Company. After payment to the Company, Holders entitled to money must look to the Company for payment as general creditors unless an applicable abandoned property law designates another person.

         SECTION 10.4.     REINSTATEMENT.

         If the Trustee or any Paying Agent is unable to apply any money in accordance with Section 10.2 by reason of any legal proceeding or by reason of any order or judgment of any court or governmental authority enjoining, restraining or otherwise prohibiting such application, then the Company's obligations under this Indenture and the Securities shall be revived and reinstated as though no deposit had occurred pursuant to Section 10.1 until such time as the Trustee or such Paying Agent is permitted to apply all such money in accordance with Section 10.2; provided, however, that if the Company has made any payment of the principal of or interest on any Securities

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because of the reinstatement of its obligations, the Company shall be subrogated to the rights of the Holders of such Securities to receive any such payment from the money held by the Trustee or such Paying Agent.

                                   ARTICLE 11
                       AMENDMENTS, SUPPLEMENTS AND WAIVERS

         SECTION 11.1.     WITHOUT CONSENT OF HOLDERS.

         The Company and the Trustee may amend or supplement this Indenture or the Securities without notice to or consent of any Securityholder:

         (a)      to comply with Sections 4.11 and 7.1;

         (b)      to cure any ambiguity, defect or inconsistency;

         (c) to waive rights to which the Company is entitled pursuant to this Indenture or make any other change that does not adversely affect the rights of any Securityholder;

         (d)      to comply with the provisions of the TIA;

         (e) to add to the covenants of the Company for the equal and ratable benefit of the Securityholders or to surrender any right, power or option conferred upon the Company;

         (f) without limiting the generality of paragraph (e) above, to eliminate the Company's option to make the election to deliver shares of Applicable Stock, cash or a combination thereof upon conversion pursuant to
Section 4.14, or to require the Company to deliver, in connection with any conversion, shares of Applicable Stock, cash or a specified combination thereof;

         (g) without limiting the generality of paragraph (e) above, to eliminate the Company's ability to deliver to Holders consideration other than cash upon the occurrence of a Fundamental Change; or

         (h)      to appoint a successor Trustee.

         SECTION 11.2.     WITH CONSENT OF HOLDERS.

         The Company and the Trustee may amend or supplement this Indenture or the Securities with the written consent of the Holders of at least a majority in aggregate principal amount of the Securities then outstanding. The Holders of at least a majority in aggregate principal amount of the Securities then outstanding may waive compliance in a particular instance by the Company with any provision of this Indenture or the Securities without notice to any Securityholder. However, notwithstanding the foregoing but subject to Section 11.4, without the written consent of each Securityholder affected, an amendment, supplement or waiver, including a waiver pursuant to Section 8.4, may not:

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         (a)      extend the stated maturity of the principal of, or reduce the rate or extend the time for payment of interest on, any Security;

         (b) reduce the principal amount of, or any premium or interest on, any Security;

         (c) reduce the amount of principal payable upon acceleration of the maturity of any Security;

         (d) change the currency of payment of principal of, or any premium or interest on, any Security;

         (e) impair the right to institute suit for the enforcement of any payment on, or with respect to, any Security;

         (f) modify the provisions with respect to the purchase right of Holders pursuant to Article 3 upon a Fundamental Change in a manner adverse to Holders;

         (g) modify the subordination provisions of Article 5 in a manner materially adverse to the Holders of Securities;

         (h) adversely affect the right of Holders to convert Securities other than as provided in or under Article 4 of this Indenture;

         (i) reduce the percentage of the aggregate principal amount of the outstanding Securities whose Holders must consent to a modification or amendment;

         (j) reduce the percentage of the aggregate principal amount of the outstanding Securities necessary for the waiver of compliance with certain provisions of this Indenture or the waiver of certain defaults under this Indenture; and

         (k) modify any of the provisions of this Section or Section 8.4, except to increase any such percentage or to provide that certain provisions of this Indenture cannot be modified or waived without the consent of the Holder of each outstanding Security affected thereby.

         It shall not be necessary for the consent of the Holders under this
Section 11.2 to approve the particular form of any proposed amendment, supplement or waiver, but it shall be sufficient if such consent approves the substance thereof.

         After an amendment, supplement or waiver under this Section 11.2 becomes effective, the Company shall mail to the Holders affected thereby a notice briefly describing the amendment, supplement or waiver. Any failure of the Company to mail such notice, or any defect therein, shall not, however, in any way impair or affect the validity of any such amendment, supplement or waiver. An amendment or supplement under this Section 11.2 or under Section 11.1 may not make any change that adversely affects the rights under Article 5 of any holder of an issue of Senior Indebtedness unless the holders of that issue, pursuant to its terms, consent to the change.

         To the extent that the Company or any of its Subsidiaries hold any Securities, such Securities shall be disregarded for purposes of voting in connection with any notice, waiver, consent or direction requiring the vote or concurrence of Securityholders.

         SECTION 11.3.     COMPLIANCE WITH TRUST INDENTURE ACT.

         Every amendment to or supplement of this Indenture or the Securities shall comply with the TIA as in effect at the date of such amendment or supplement.

         SECTION 11.4.     REVOCATION AND EFFECT OF CONSENTS.

         Until an amendment, supplement or waiver becomes effective, a consent to it by a Holder is a continuing consent by the Holder and every subsequent Holder of a Security or portion of a Security that evidences the same debt as the consenting Holder's Security, even if notation of the consent is not made on any Security. However, any such Holder or subsequent Holder may revoke the consent as to its Security or portion of a Security if the Trustee receives the notice of revocation before the date the amendment, supplement or waiver becomes effective.

         After an amendment, supplement or waiver becomes effective, it shall bind every Securityholder, unless it makes a change described in any of clauses
(a) through (k) of Section 11.2. In that case the amendment, supplement or waiver shall bind each Holder of a Security who has consented to it and every subsequent Holder of a Security or portion of a Security that evidences the same debt as the consenting Holder's Security.

         SECTION 11.5.     NOTATION ON OR EXCHANGE OF SECURITIES.

         If an amendment, supplement or waiver changes the terms of a Security, the Trustee may require the Holder of the Security to deliver it to the Trustee. The Trustee may place an appropriate notation on the Security about the changed terms and return it to the Holder. Alternatively, if the Company or the Trustee so determines, the Company in exchange for the Security shall issue and the Trustee shall authenticate a new Security that reflects the changed terms.

         SECTION 11.6.     TRUSTEE TO SIGN AMENDMENTS, ETC.

         The Trustee shall sign any amendment or supplemental indenture authorized pursuant to this Article 11 if the amendment or supplemental indenture does not adversely affect the rights, duties, liabilities or immunities of the Trustee. If it does, the Trustee may, in its sole discretion, but need not sign it. In signing or refusing to sign such amendment or supplemental indenture, the Trustee shall be entitled to receive and, subject to
Section 9.1, shall be fully protected in relying upon, an Opinion of Counsel stating that such amendment or supplemental indenture is authorized or permitted by this Indenture.

         SECTION 11.7.     EFFECT OF SUPPLEMENTAL INDENTURES.

         Upon the execution of any supplemental indenture under this Article, this Indenture shall be modified in accordance therewith, and such supplemental indenture shall form a part of this Indenture for all purposes; and every Holder of Securities theretofore or thereafter authenticated and delivered hereunder shall be bound thereby.

                                   ARTICLE 12
                                  MISCELLANEOUS

         SECTION 12.1.     TRUST INDENTURE ACT CONTROLS.

         If any provision of this Indenture limits, qualifies or conflicts with the duties imposed by any of Sections 310 to 317, inclusive, of the TIA through operation of Section 318(c) thereof, such imposed duties shall control.

         SECTION 12.2.     NOTICES.

         Any demand, authorization notice, request, consent or communication shall be given in writing and delivered in person or mailed by first-class mail, postage prepaid, addressed as follows or transmitted by facsimile transmission (confirmed by delivery in person or mail by first-class mail, postage prepaid, or by guaranteed overnight courier) to the following facsimile numbers:

         If to the Company, to:

         VERITAS Software Corporation
         350 Ellis Street
         Mountain View, California 94043
         Attention: General Counsel
         Facsimile No.: (650) 527-2581
         Phone No. (650) 527-4190

         if to the Trustee, to:

         U.S. Bank National Association
         633 West Fifth Street, 24th Floor
         Los Angeles, California 90071
         Attn: Corporate Trust Services (VERITAS Software Corporation -- 0.25% Convertible Subordinated Notes due 2013)
         Facsimile No.: (213) 615-6197
         Phone No.: (213) 615-6043

         Such notices or communications shall be effective when received.

         The Company or the Trustee by notice to the other may designate additional or different addresses for subsequent notices or communications.

         Any notice or communication mailed to a Securityholder shall be mailed by first-class mail or delivered by an overnight delivery service to it at its address shown on the register kept by the Primary Registrar.

         Failure to mail a notice or communication to a Securityholder or any defect in it shall not affect its sufficiency with respect to other Securityholders. If a notice or communication to a Securityholder is mailed in the manner provided above, it is duly given, whether or not the addressee receives it.

         SECTION 12.3.     COMMUNICATIONS BY HOLDERS WITH OTHER HOLDERS.

         Securityholders may communicate pursuant to TIA Section 312(b) with other Securityholders with respect to their rights under this Indenture or the Securities. The Company, the Trustee, the Registrar and any other person shall have the protection of TIA Section 312(c).

         SECTION 12.4.     CERTIFICATE AND OPINION AS TO CONDITIONS PRECEDENT.

         (a) Upon any request or application by the Company to the Trustee to take any action under this Indenture, the Company shall furnish to the Trustee at the request of the Trustee:

                           (1)      an Officers' Certificate stating that, in
the opinion of the signers, all conditions precedent (including any covenants, compliance with which constitutes a condition precedent), if any, provided for in this Indenture relating to the proposed action have been complied with; and

                           (2)      an Opinion of Counsel stating that, in the
opinion of such counsel, all such conditions precedent (including any covenants, compliance with which constitutes a condition precedent) have been complied with.

         (b) Each Officers' Certificate and Opinion of Counsel with respect to compliance with a condition or covenant provided for in this Indenture shall include:

                           (1)      a statement that the person making such
certificate or opinion has read such covenant or condition;

                           (2)      a brief statement as to the nature and scope
of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

                           (3)      a statement that, in the opinion of such
person, he or she has made such examination or investigation as is necessary to enable him or her to express an informed opinion as to whether or not such covenant or condition has been complied with; and

                           (4)      a statement as to whether or not, in the
opinion of such person, such condition or covenant has been complied with;

provided however, that with respect to matters of fact an Opinion of Counsel may rely on an Officers' Certificate or certificates of public officials.

         SECTION 12.5.     RECORD DATE FOR VOTE OR CONSENT OF SECURITYHOLDERS.

         The Company (or, in the event deposits have been made pursuant to Section 10.1, the Trustee) may set a record date for purposes of determining the identity of Holders entitled to vote or consent to any action by vote or consent authorized or permitted under this Indenture, which record date shall not be more than thirty (30) days prior to the date of the commencement of solicitation of such action. Notwithstanding the provisions of Section 11.4, if a record date is fixed, those persons who were Holders of Securities at the close of business on such record date (or their duly designated proxies), and only those persons, shall be entitled to take such action by vote or consent or to revoke any vote or consent previously given, whether or not such persons continue to be Holders after such record date.

         SECTION 12.6. RULES BY TRUSTEE, PAYING AGENT, REGISTRAR AND CONVERSION AGENT.

         The Trustee may make reasonable rules (not inconsistent with the terms of this Indenture) for action by or at a meeting of Holders. Any Registrar, Paying Agent or Conversion Agent may make reasonable rules for its functions.

         SECTION 12.7.     LEGAL HOLIDAYS.

         A "Legal Holiday" is a Saturday, Sunday or a day on which state or federally chartered banking institutions in New York, New York and the state in which the Corporate Trust Office is located are not required to be open. If a payment date is a Legal Holiday, payment shall be made on the next succeeding day that is not a Legal Holiday, and no interest shall accrue for the intervening period. If a regular record date is a Legal Holiday, the record date shall not be affected.

         SECTION 12.8.     GOVERNING LAW.

         This Indenture and the Securities shall be governed by, and construed in accordance with, the laws of the State of New York.

         SECTION 12.9.     NO ADVERSE INTERPRETATION OF OTHER AGREEMENTS.

         This Indenture may not be used to interpret another indenture, loan or debt agreement of the Company or a Subsidiary of the Company. Any such indenture, loan or debt agreement may not be used to interpret this Indenture.

         SECTION 12.10.    NO RECOURSE AGAINST OTHERS.

         All liability described in paragraph 19 of the Securities of any director, officer, employee or shareholder, as such, of the Company is waived and released.

         SECTION 12.11.    SUCCESSORS.

         All agreements of the Company in this Indenture and the Securities shall bind its successor. All agreements of the Trustee in this Indenture shall bind its successor.

         SECTION 12.12.    MULTIPLE COUNTERPARTS.

         The parties may sign multiple counterparts of this Indenture. Each signed counterpart shall be deemed an original, but all of them together represent the same agreement.

         SECTION 12.13.    SEPARABILITY.

         In case any provisions in this Indenture or in the Securities shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

         SECTION 12.14.    TABLE OF CONTENTS, HEADINGS, ETC.

         The table of contents, cross-reference sheet and headings of the Articles and Sections of this Indenture have been inserted for convenience of reference only, are not to be considered a part hereof, and shall in no way modify or restrict any of the terms or provisions hereof.

                            [SIGNATURE PAGE FOLLOWS]

         IN WITNESS WHEREOF, the parties hereto have hereunto set their hands as of the date and year first above written.

                                        VERITAS SOFTWARE CORPORATION

                                        By: /s/ Edwin Gillis
                                        Name:  Edwin Gillis
                                        Title: Executive Vice President, Finance
                                        and Chief Financial Officer

                                        U.S. BANK NATIONAL ASSOCIATION, AS
                                        TRUSTEE

                                        By: /s/ Paula M. Oswald
                                        Name:  Paula M. Oswald
                                        Title: Vice President

                                    EXHIBIT A
                           [FORM OF FACE OF SECURITY]

         [UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY (AND ANY PAYMENT HEREON IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN. THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE THEREOF. THIS SECURITY IS EXCHANGEABLE FOR SECURITIES REGISTERED IN THE NAME OF A PERSON OTHER THAN THE DEPOSITARY OR ITS NOMINEE ONLY IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE AND, UNLESS AND UNTIL IT IS EXCHANGED IN WHOLE OR IN PART FOR SECURITIES IN DEFINITIVE FORM, THIS SECURITY MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY OR BY THE DEPOSITARY OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITARY OR A NOMINEE OF SUCH SUCCESSOR DEPOSITARY.](1)

         [THIS NOTE AND ANY COMMON STOCK ISSUABLE UPON THE CONVERSION OF THIS NOTE HAVE NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND MAY NOT BE SOLD OR OTHERWISE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN APPLICABLE EXEMPTION THEREFROM. EACH PURCHASER OF THIS NOTE IS HEREBY NOTIFIED THAT THE SELLER OF THIS NOTE MAY BE RELYING ON THE EXEMPTION FROM THE PROVISIONS OF SECTION 5 OF THE SECURITIES ACT PROVIDED BY RULE 144A THEREUNDER.](2)

         [THIS NOTE AND ANY COMMON STOCK ISSUABLE UPON THE CONVERSION OF THIS NOTE MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT (A) (1) TO A PERSON WHO THE

---------------------------
(1) These paragraphs should be included only if the Security is a Global
    Security.

(2) These paragraphs should be included only if the Security is a Transfer Restricted Security.

TRANSFEROR REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A UNDER THE SECURITIES ACT ACQUIRING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, (2) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT PROVIDED BY RULE 144 THEREUNDER (IF AVAILABLE), (3) TO AN INSTITUTIONAL INVESTOR THAT IS AN ACCREDITED INVESTOR WITHIN THE MEANING OF RULE 501(a)(1), (2), (3) OR (7) OF REGULATION D UNDER THE SECURITIES ACT PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT (IF AVAILABLE) OR (4) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, AND
(B) IN ACCORDANCE WITH ALL APPLICABLE SECURITIES LAWS OF THE STATES OF THE UNITED STATES AND OTHER JURISDICTIONS.] (2)

         [THIS NOTE, ANY SHARES OF COMMON STOCK ISSUABLE UPON ITS CONVERSION AND ANY RELATED DOCUMENTATION MAY BE AMENDED OR SUPPLEMENTed FROM TIME TO TIME TO MODIFY THE RESTRICTIONS ON RESALES AND OTHER TRANSFERS OF THIS nOTE AND ANY SUCH SHARES TO REFLECT ANY CHANGE in applicable law or regulation (or the interpretation thereof) or in practices relating to the resale or transfer of restricted securities generally. The holder of this note and such shares shall be deemed by the acceptance of this note and any such shares to have agreed to any such amendment or supplement.] (2)

                          VERITAS SOFTWARE CORPORATION

CUSIP No.: 923436 AC 3

                  0.25% CONVERTIBLE SUBORDINATED NOTES DUE 2013

         VERITAS Software Corporation, a Delaware corporation (the "Company", which term shall include any successor corporation under the Indenture referred to on the reverse hereof), promises to pay to Cede & Co., or registered assigns, the principal sum of Five Hundred Million Dollars ($500,000,000.00) on August 1, 2013, or such greater or lesser amount as is indicated on the Schedule of Exchanges of Notes on the other side of this Note.

         Interest Payment Dates:.............     February 1 and August 1,
                                                  commencing February 1, 2004

         Record Dates:.......................     January 15 and July 15

         This Note is convertible as specified on the other side of this Note. Additional provisions of this Note are set forth on the other side of this Note.

                             SIGNATURE PAGE FOLLOWS

         IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.

                                     VERITAS SOFTWARE CORPORATION

                                     By: _______________________________________
                                     Name:
                                     Title:

Attest:

_____________________________________
Name:
Title:
Dated:

TRUSTEE'S CERTIFICATE OF AUTHENTICATION
This is one of the Securities referred
to in the within-mentioned Indenture.

U.S. BANK NATIONAL ASSOCIATION, as Trustee

_____________________________________
Authorized Signatory

                       [FORM OF REVERSE SIDE OF SECURITY]

                          VERITAS SOFTWARE CORPORATION
                  0.25% CONVERTIBLE SUBORDINATED NOTES DUE 2013

1.       INTEREST

         VERITAS Software Corporation, a Delaware corporation (the "Company", which term shall include any successor corporation under the Indenture hereinafter referred to), promises to pay interest on the principal amount of this Note at the rate of 0.25% per annum. The Company shall pay interest semiannually on February 1 and August 1 of each year, commencing on February 1, 2004. Interest on the Notes shall accrue from the most recent date to which interest has been paid or, if no interest has been paid, from August 1, 2003; provided, however, that if there is not an existing default in the payment of interest and if this Note is authenticated between a record date referred to on the face hereof and the next succeeding interest payment date, interest shall accrue from such interest payment date. Interest will be computed on the basis of a 360-day year of twelve 30-day months.

2.       REGISTRATION RIGHTS AGREEMENT

         The holder of this Note is entitled to the benefits of a Registration Rights Agreement, dated as of August 1, 2003, among the Company and the Initial Purchasers (the "Registration Rights Agreement"). Pursuant to the Registration Rights Agreement the Company has agreed for the benefit of the Holders of the Notes, that (i) it will, at its cost, within 90 days after the closing of the sale of the Notes (the "Closing"), file a shelf registration statement (the "Shelf Registration Statement") with the Securities and Exchange Commission (the "Commission") with respect to resales of the Notes and the Common Stock issuable upon conversion thereof, (ii) it will use reasonable efforts to cause such Shelf Registration Statement to be declared effective within 180 days after the Closing, and (iii) it will use reasonable efforts to keep such Shelf Registration Statement continuously effective under the Securities Act, subject to certain exceptions specified in the Registration Rights Agreement, until the earliest of (1) the date when all of the Registrable Securities (as defined in the Registration Rights Agreement) shall have been registered under the Securities Act and disposed of; (2) the date on which all Registrable Securities are sold to the public pursuant to Rule 144 under the Securities Act; (3) the date on which all Registrable Securities cease to be outstanding (whether as a result of repurchase and cancellation, conversion or otherwise); and (4) the expiration of the holding period under Rule 144(k). If (a) the Company fails to file the Shelf Registration Statement required by the Registration Rights Agreement on or before the date specified above for such filing, (b) such Shelf Registration Statement is not declared effective by the Commission on or prior to the date specified above for such effectiveness, or (c) the Shelf Registration Statement is declared effective but thereafter ceases to be effective or useable in connection with resales of Registrable Securities (as defined in the Registration Rights Agreement), other than for a permitted suspension as described in this Section 2, during the periods specified in the Registration Rights Agreement (each such event referred to in clauses (a) through (c) above a "Registration Default"), then the Company will pay Additional Interest ("Additional Interest") to each Holder of Notes that are Registrable Securities, in an amount equal to an increase in the annual interest rate on the Notes of (1) 0.25% to and including the 90th day after a Registration Default and (2) 0.50% from and after the 91st day after such Registration Default until all Registration Defaults have been cured; provided that in no event shall Additional Interest accrue at a per annum rate in excess of 0.50%. All accrued Additional Interest shall be paid by the Company on each Interest Payment Date for which Additional Interest is owed to the holders of Global Notes by wire transfer of immediately available funds or by federal funds check and to holders of certificated Notes registered as such as of the preceding Record Date by mailing checks to their registered addresses. The Company will be permitted to suspend the effectiveness of the Shelf Registration Statement for up to 45 consecutive days in any 90-day period (subject to additional extensions in the Registration Rights Agreement), and for up to a total of 120 days in any 365-day period, without being required to pay Additional Interest. Following the cure of all Registration Defaults, the application of Additional Interest will cease.

3.       METHOD OF PAYMENT

         The Company shall pay interest on this Note (except defaulted interest) to the person who is the Holder of this Note at the close of business on January 15 or July 15, as the case may be, next preceding the related interest payment date. The Holder must surrender this Note to a Paying Agent to collect payment of principal. The Company will pay principal and interest in money of the United States that at the time of payment is legal tender for payment of public and private debts. The Company may, however, pay principal and interest in respect of any Certificated Security by check or wire payable in such money; provided, however, that a Holder with an aggregate principal amount in excess of $2,000,000 will be paid by wire transfer in immediately available funds at the election of such Holder if such Holder has provided wire transfer instructions to the Company at least 10 Business Days prior to the payment date.

4.       PAYING AGENT, REGISTRAR AND CONVERSION AGENT

         Initially, U.S. Bank National Association (the "Trustee", which term shall include any successor trustee under the Indenture hereinafter referred to) will act as Paying Agent, Registrar and Conversion Agent. The Company may change any Paying Agent, Registrar or Conversion Agent without notice to the Holder. The Company or any of its Subsidiaries may, subject to certain limitations set forth in the Indenture, act as Paying Agent or Registrar.

5.       INDENTURE, LIMITATIONS

         This Note is one of a duly authorized issue of Securities of the Company designated as its 0.25% Convertible Subordinated Notes due 2013 (the "Notes"), issued under an Indenture dated as of August 1, 2003 (together with any supplemental indentures thereto, the "Indenture"), between the Company and the Trustee. The terms of this Note include those stated in the Indenture and those required by or made part of the Indenture by reference to the Trust Indenture Act of 1939, as amended, as in effect on the date of the Indenture. This Note is subject to all such terms, and the Holder of this Note is referred to the Indenture and said Act for a statement of them. The Notes are subordinated unsecured obligations of the Company limited to $500,000,000 (or up to $600,000,000 if the Initial Purchasers' over-allotment option set forth in the Purchase Agreement is exercised in full) aggregate principal amount. The Indenture does not limit the issuance of other debt of the Company, secured or unsecured, including Senior Indebtedness.

6.       OPTIONAL REDEMPTION

         The Notes are subject to redemption, at any time on or after August 5, 2006, as a whole or from time to time in part, at the election of the Company. The Redemption Price for Notes redeemed is 100% of the principal amount of the Notes, in each case together with accrued and unpaid interest, if any, up to but not including the Redemption Date; provided that if interest is then payable on this Note and the Redemption Date falls after an interest payment record date and on or before an interest payment date, then the interest will be payable to the Holders in whose names the Notes are registered at the close of business on the relevant interest payment record dates.

         No sinking fund is provided for the Notes.

7.       PURCHASE OF NOTES AT OPTION OF HOLDER UPON A FUNDAMENTAL CHANGE

         At the option of the Holder and subject to the terms and conditions of the Indenture, the Company shall become obligated to purchase all or any part specified by the Holder (so long as the principal amount of such part is $1,000 or an integral multiple of $1,000 in excess thereof) of the Notes held by such Holder on the date that is 30 days after the Company's delivery of notice of a Fundamental Change, at a purchase price equal to 100% of the principal amount thereof together with accrued interest up to, but excluding, the Fundamental Change Repurchase Date. The Holder shall have the right to withdraw any Fundamental Change Repurchase Notice (in whole or in a portion thereof that is $1,000 or an integral multiple of $1,000 in excess thereof) at any time prior to the close of business on the Business Day immediately preceding the Fundamental Change Repurchase Date by delivering a written notice of withdrawal to the Paying Agent in accordance with the terms of the Indenture.

8.       CONVERSION

         A Holder of a Note may convert the principal amount of such Note (or any portion thereof equal to $1,000 or any integral multiple of $1,000 in excess thereof) into shares of Common Stock, subject to the conditions to conversion set forth in Section 4.1(a) through 4.1(g) of the Indenture; provided, however, that subject to the relevant provisions of the Indenture, the Company may satisfy its obligation with respect to any demand for conversion by delivering Applicable Stock, cash or a combination of cash and Applicable Stock; provided, however, that if the Note subject to conversion is called for redemption or submitted by the Holder for purchase on a Repurchase Date or upon a Fundamental Change, the conversion right shall terminate at the close of business on the Business Day immediately preceding the Repurchase Date or the Fundamental Change Repurchase Date, as the case may be, for such Note or such earlier date as the Holder presents such Note for redemption or purchase (unless the Company shall default in making the redemption payment, or in paying the Repurchase Price or Fundamental Change Repurchase Price, as the case may be, when due, in which case the conversion right shall terminate at the close of business on the date such default is cured and such Note is redeemed or purchased, as the case may
be). The initial Conversion Rate is 21.6802 shares of Common Stock per $1,000 principal amount of Notes, subject to adjustment under certain circumstances as provided in the Indenture. No fractional shares will be issued upon conversion; in lieu thereof, an amount will be paid in cash based upon the Closing Price (as defined in the Indenture) of the Common Stock on the Trading Day immediately prior to the Conversion Date. To convert a Note, a Holder must (a) complete and manually sign the conversion notice set forth below and deliver such notice to a Conversion Agent, (b) surrender the Note to a Conversion Agent, (c) furnish appropriate endorsements and transfer documents if required by a Registrar or a Conversion Agent, and (d) pay any transfer or similar tax, if required. If interest is then payable in the Notes, Notes so surrendered for conversion (in whole or in part) during the period from the close of business on any record date for the payment of interest to the opening of business on the next succeeding interest payment date (excluding Notes or portions thereof called for redemption on a Redemption Date during the period beginning at the close of business on a regular record date and ending at the opening of business on the first Business Day after the next succeeding interest payment date, or if such interest payment date is not a Business Day, the second such Business Day) shall also be accompanied by payment in funds acceptable by the Company in an amount equal to the interest payable on such interest payment date on the principal amount of such Note then being converted, and such interest shall be payable to such registered Holder notwithstanding the conversion of such Note, subject to the provisions of this Indenture relating to the payment of defaulted interest by the Company. If the Company defaults in the payment of interest payable on such interest payment date, the Company shall promptly repay such funds to such Holder. A Holder may convert a portion of a Note equal to $1,000 principal amount or any integral multiple thereof. A Note in respect of which a Holder had delivered a Repurchase Notice or Fundamental Change Repurchase Notice exercising the option of such Holder to require the Company to purchase such Note may be converted only if the Repurchase Notice or Fundamental Change Repurchase Notice, as the case may be, is withdrawn in accordance with the terms of the Indenture.

         If the Company (i) reclassifies its Common Stock, (ii) is party to a consolidation, merger, combination or binding share exchange or (iii) conveys its properties and assets substantially as an entirety to any other corporation, the right to convert this Note into shares of Common Stock may be changed into the right to convert it into securities, cash or other assets of the Company or such other corporation, in each case in accordance of the Indenture.

9.       REPURCHASE AT THE OPTION OF THE HOLDER ON REPURCHASE DATES

         Holders have the right to require the Company to repurchase the Notes held by such Holder on August 1, 2006 and August 1, 2008 (each, a "Repurchase Date") at a cash repurchase price equal to 100% of the principal amount of Notes to be repurchased, plus accrued and unpaid interest, if any, to, but not including, the Repurchase Date. We will be required to repurchase any outstanding Notes for which a Holder has delivered a written Repurchase Notice in accordance with the terms of the Indenture. This notice must be delivered during the period beginning at any time from the opening of business on the date that is 20 business days prior to the relevant Repurchase Date until the close of business on the last Business Day prior to the Repurchase Date. The Holder shall have the right to withdraw a Purchase Notice at any time prior to the close of business on the Business Day prior to the relevant Repurchase Date by delivering a written notice of withdrawal to the Paying Agent in accordance with the terms of the Indenture.

10.      CONVERSION ARRANGEMENT ON CALL FOR REDEMPTION

         Any Notes called for redemption, unless surrendered for conversion before the close of business on the Business Day immediately preceding the Redemption Date, may be deemed to be purchased from the Holders of such Notes at an amount not less than the Redemption Price, together with accrued interest, if any, to, but not including, the Redemption Date, by one or more investment bankers or other purchasers who may agree with the Company to purchase such Notes from the Holders, to convert them into Common Stock of the Company and to make payment for such Notes to the Paying Agent in trust for such Holders.

11.      SUBORDINATION

         The indebtedness evidenced by the Notes is, to the extent and in the manner provided in the Indenture, subordinate and junior in right of payment to the prior payment in full of all Senior Indebtedness of the Company. Any Holder by accepting this Note agrees to and shall be bound by such subordination provisions and authorizes the Trustee to give them effect. In addition to all other rights of Senior Indebtedness described in the Indenture, the Senior Indebtedness shall continue to be Senior Indebtedness and entitled to the benefits of the subordination provisions irrespective of any amendment, modification or waiver of any terms of any instrument relating to the Senior Indebtedness or any extension or renewal of the Senior Indebtedness.

12.      DENOMINATIONS, TRANSFER, EXCHANGE

         The Notes are in registered form, without coupons, in denominations of $1,000 and integral multiples of $1,000. A Holder may register the transfer of or exchange Notes in accordance with the Indenture. The Registrar may require a Holder, among other things, to furnish appropriate endorsements and transfer documents and to pay any taxes or other governmental charges that may be imposed in relation thereto by law or permitted by the Indenture.

13.      PERSONS DEEMED OWNERS

         The Holder of a Note may be treated as the owner of it for all purposes.

14.      UNCLAIMED MONEY

         If money for the payment of principal or interest remains unclaimed for two years, the Trustee or Paying Agent will pay the money back to the Company at its written request, subject to applicable unclaimed property law. After that, Holders entitled to money must look to the Company for payment as general creditors unless an applicable abandoned property law designates another person.

15.      AMENDMENT, SUPPLEMENT AND WAIVER

         Subject to certain exceptions, the Indenture or the Notes may be amended or supplemented with the consent of the Holders of at least a majority in aggregate principal amount of the Notes then outstanding, and an existing default or Event of Default and its consequence or compliance with any provision of the Indenture or the Notes may be waived in a particular instance with the consent of the Holders of a majority in aggregate principal amount of the Notes then outstanding. Without the consent of or notice to any Holder, the Company and the Trustee may amend or supplement the Indenture or the Notes to, among other things, cure any ambiguity, defect or inconsistency, waive rights to which the Company is entitled pursuant to the Indenture or make any other change that does not adversely affect the rights of any Holder.

16.      SUCCESSOR ENTITY

         When a successor corporation assumes all the obligations of its predecessor under the Notes and the Indenture in accordance with the terms and conditions of the Indenture, the predecessor corporation (except in certain circumstances specified in the Indenture) shall be discharged from those obligations.

17.      DEFAULTS AND REMEDIES

         Under the Indenture, an Event of Default includes: (i) default in payment of any principal (including, without limitation, any premium, if any) on the Notes when due; (ii) default for 30 days in payment of any interest or Additional Interest on any Notes; (iii) failure by the Company for 60 days after notice to it to comply with any of its other agreements contained in the Indenture or the Notes; (iv) the Company fails to provide a Fundamental Change Repurchase Notice within 30 days after notice of failure to timely deliver the same; and (v) certain events of bankruptcy, insolvency or reorganization of the Company. If an Event of Default (other than as a result of certain events of bankruptcy, insolvency or reorganization of the Company) occurs and is continuing, the Trustee or the Holders of at least 25% in aggregate principal amount of the Notes then outstanding may declare the principal amount plus accrued and unpaid interest and Additional Interest, if any, on the Notes then outstanding to be due and payable immediately, all as and to the extent provided in the Indenture. If an Event of Default occurs as a result of certain events of bankruptcy, insolvency or reorganization of the Company, the principal amount plus accrued and unpaid interest and Additional Interest, if any, on the Notes then outstanding shall become due and payable immediately without any declaration or other act on the part of the Trustee or any Holder, all as and to the extent provided in the Indenture. Holders may not enforce the Indenture or the Notes except as provided in the Indenture. The Trustee may require indemnity satisfactory to it before it enforces the Indenture or the Notes. Subject to certain limitations, Holders of a majority in aggregate principal amount of the Notes then outstanding may direct the Trustee in its exercise of any trust or power. The Trustee may withhold from Holders notice of any continuing default (except a default in payment of principal or interest) if it determines that withholding notice is in their interests. The Company is required to file periodic reports with the Trustee as to the absence of defaults.

18.      TRUSTEE DEALINGS WITH THE COMPANY

         U.S. Bank National Association, the Trustee under the Indenture, in its individual or any other capacity, may make loans to, accept deposits from and perform services for the Company or an Affiliate of the Company, and may otherwise deal with the Company or an Affiliate of the Company, as if it were not the Trustee.

19.      NO RECOURSE AGAINST OTHERS

         A director, officer, employee or shareholder, as such, of the Company shall not have any liability for any obligations of the Company under the Notes or the Indenture nor for any claim based on, in respect of or by reason of such obligations or their creation. The Holder of this Note by accepting this Note waives and releases all such liability. The waiver and release are part of the consideration for the issuance of this Note.

20.      AUTHENTICATION

         This Note shall not be valid until the Trustee or an authenticating agent manually signs the certificate of authentication on the other side of this Note.

21.      ABBREVIATIONS AND DEFINITIONS

         Customary abbreviations may be used in the name of the Holder or an assignee, such as: TEN COM (= tenants in common), TEN ENT (= tenants by the entireties), JT TEN (= joint tenants with right of survivorship and not as tenants in common), CUST (= Custodian) and UGMA (= Uniform Gifts to Minors Act).

         All terms defined in the Indenture and used in this Note but not specifically defined herein are defined in the Indenture and are used herein as so defined.

22.      INDENTURE TO CONTROL; GOVERNING LAW

         In the case of any conflict between the provisions of this Note and the Indenture, the provisions of the Indenture shall control. This Note shall be governed by, and construed in accordance with, the laws of the State of New York.

         The Company will furnish to any Holder, upon written request and without charge, a copy of the Indenture. Requests may be made to: VERITAS Software Corporation, 350 Ellis Street Fremont, California 94555, Attention:
Investor Relations.

                                 ASSIGNMENT FORM

         To assign this Note, fill in the form below:

         I or we assign and transfer this Note to

________________________________________________________________________________
                  (Insert assignee's soc. sec. or tax I.D. no.)

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________
              (Print or type assignee's name, address and zip code)

and irrevocably appoint

________________________________________________________________________________
agent to transfer this Note on the books of the Company. The agent may substitute another to act for him or her.

                                            Your Signature:

Date: ________________________________      ____________________________________
                                            (Sign exactly as your name appears
                                            on the other side of this Note)

*Signature guaranteed by:

By: __________________________________

* The signature must be guaranteed by an institution which is a member of one of the following recognized signature guaranty programs: (i) the Securities Transfer Agent Medallion Program (STAMP); (ii) the New York Stock Exchange Medallion Program (MSP); (iii) the Stock Exchange Medallion Program (SEMP); or (iv) such other guaranty program acceptable to the Trustee.

                                CONVERSION NOTICE

         To convert this Note into Applicable Stock of the Company, check the box: [ ]

         To convert only part of this Note, state the principal amount to be converted (must be $1,000 or a integral multiple of $1,000): $____________.

         If you want the stock certificate made out in another person's name, fill in the form below:

________________________________________________________________________________
                  (Insert assignee's soc. sec. or tax I.D. no.)

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________
              (Print or type assignee's name, address and zip code)

                                            Your Signature:

Date: ________________________________      ____________________________________
                                            (Sign exactly as your name appears
                                            on the other side of this Note)

*Signature guaranteed by:

By: __________________________________

* The signature must be guaranteed by an institution which is a member of one of the following recognized signature guaranty programs: (i) the Securities Transfer Agent Medallion Program (STAMP); (ii) the New York Stock Exchange Medallion Program (MSP); (iii) the Stock Exchange Medallion Program (SEMP); or (iv) such other guaranty program acceptable to the Trustee.

                           OPTION TO ELECT REPURCHASE
                            UPON A FUNDAMENTAL CHANGE

To:      VERITAS Software Corporation

         The undersigned registered owner of this Security hereby irrevocably acknowledges receipt of a notice from VERITAS Software Corporation (the "Company") as to the occurrence of a Fundamental Change with respect to the Company and requests and instructs the Company to repurchase the entire principal amount of this Security, or the portion thereof (which is $1,000 or an integral multiple thereof) below designated, in accordance with the terms of the Indenture referred to in this Security at the Fundamental Change Repurchase Price, together with accrued interest to, but excluding, such date, to the registered Holder hereof.

   Dated: ______________________________     ___________________________________

                                             ___________________________________
                                             Signature(s)

                                             Signature(s) must be guaranteed by
                                             a qualified guarantor institution
                                             with membership in an approved
                                             signature guarantee program
                                             pursuant to Rule 17Ad-15 under the
                                             Securities Exchange Act of 1934.

                                             ___________________________________
                                             Signature Guaranty

Certificate Number of Security:

_____________________________________

Principal amount to be repurchased
(in an integral multiple of $1,000, if less than all):

_____________________________________

If the Company elects to pay the Fundamental Change Repurchase Price, in whole or in part, in shares of Applicable Stock but such portion of the Fundamental Change Repurchase Price shall ultimately be paid entirely in cash because any of the conditions to payment of the Fundamental Change Repurchase Price in shares of Applicable Stock are not satisfied, the Holder hereby elects to:

________ (A) withdraw such Fundamental Change Repurchase Notice as to some or all of the Securities to which such Fundamental Change Repurchase Notice relates; state below the principal amount and certificate numbers, if any, or the appropriate Depositary procedures, if applicable, of the Securities as to which such withdrawal shall relate:

                  Certificate Number: _________________

________ (B) receive cash in respect of the entire Fundamental Change Repurchase Price for all Securities (or portions thereof) to which such Fundamental Change Repurchase Notice relates.

NOTICE: The signature to the foregoing Election must correspond to the Name as written upon the face of this Security in every particular, without alteration or any change whatsoever.

                         SCHEDULE OF EXCHANGES OF NOTES(3)

         The following exchanges, redemptions, repurchases or conversions of a part of this global Note have been made:

     Principal Amount
   of this Global Note                 Authorized                                                Amount of
      Following Such                  Signatory of            Amount of Decrease in             Increase in
      Decrease Date                    Securities               Principal Amount              Principal Amount
of Exchange (or Increase)               Custodian              of this Global Note          of this Global Note
-------------------------             ------------            ----------------------        -------------------

                                    EXHIBIT B

            CERTIFICATE TO BE DELIVERED UPON EXCHANGE OR REGISTRATION
                 OF TRANSFER OF TRANSFER RESTRICTED SECURITIES(4)

Re: 0.25% Convertible Subordinated Notes due 2013 (the "Notes") of VERITAS Software Corporation

         This certificate relates to $_______ principal amount of Notes owned in (check applicable box)

         [ ] book-entry or [ ] definitive form by ___________________ (the "Transferor").

         The Transferor has requested a Registrar or the Trustee to exchange or register the transfer of such Notes.

         In connection with such request and in respect of each such Note, the Transferor does hereby certify that the Transferor is familiar with transfer restrictions relating to the Notes as provided in Section 2.12 of the Indenture dated as of August 1, 2003 between VERITAS Software Corporation and U.S. Bank National Association, as trustee (the "Indenture"), and the transfer of such
Note is being made pursuant to an effective registration statement under the Securities Act of 1933, as amended (the "Securities Act") (check applicable box) or the transfer or exchange, as the case may be, of such Note does not require registration under the Securities Act because (check applicable box):

         [ ] Such Note is being transferred pursuant to an effective registration statement under the Securities Act.

         [ ] Such Note is being transferred outside the United States in an offshore transaction in accordance with Rule 904 under the Securities Act.

         [ ] Such Note is being acquired for the Transferor's own account, without transfer.

         [ ] Such Note is being transferred to the Company or a Subsidiary (as defined in the Indenture) of the Company.

         [ ] Such Note is being transferred to a person the Transferor reasonably believes is a "qualified institutional buyer" (as defined in Rule 144A or any successor provision thereto ("Rule 144A") under the Securities Act) that is purchasing for its own account or for the account of a "qualified institutional buyer", in each case to whom notice has been given that the transfer is being made in reliance on such Rule 144A, and in each case in reliance on Rule 144A.

         [ ] Such Note is being transferred pursuant to and in compliance with an exemption from the registration requirements under the Securities Act in accordance with Rule 144 (or any successor thereto) ("Rule 144") under the Securities Act.

         Such Note is being transferred pursuant to and in compliance with an exemption from the registration requirements of the Securities Act (other than an exemption referred to above) and as a result of which such Note will, upon such transfer, cease to be a "restricted security" within the meaning of Rule 144 under the Securities Act.

         The Transferor acknowledges and agrees that, if the transferee will hold any such Notes in the form of beneficial interests in a global Note which is a "restricted security" within the meaning of Rule 144 under the Securities Act, then such transfer can only be made pursuant to Rule 144A under the Securities Act and such transferee must be a "qualified institutional buyer" (as defined in Rule 144A).

Date: _________________________________      ___________________________________
                                             (Insert Name of Transferor)